                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934


Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
[X] Definitive Information Statement


                BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

    5) Total fee paid:

       ------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------

    4) Date Filed:

       ------------------------------------------------------------------------

                        NOTICE OF MEETING OF UNITHOLDERS
                                       OF
                BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST

                         TO BE HELD ON DECEMBER 28, 1998

To the Unitholders of
  BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST:

     Pursuant to Section 8.02 of the Trust Agreement of Burlington Resources Coal Seam Gas Royalty Trust, a Delaware business trust (the "Trust"), San Juan Partners, L.L.C. ("San Juan"), as a Unitholder owning of record more than ten percent in number of the outstanding units of beneficial interest ("Units") in the Trust, has called and hereby gives notice of a meeting of Unitholders of the Trust. The meeting will be held on December 28, 1998, at 11:00 a.m., local time, at NationsBank Center, 700 Louisiana Street, Suite 3100, Houston, Texas, for the following purposes:

     1. To consider and vote upon the Termination Proposal (as defined in the accompanying Information Statement) which contemplates, among other things, the termination of the Trust; and

     2. To transact such other business as may properly come before the meeting.

     Only Unitholders of record at the close of business on December 7, 1998 are entitled to notice of, and to exercise rights (including voting rights) at or in connection with, the meeting. Pursuant to the Trust Agreement of the Trust, no matter other than that stated in this notice will be acted upon at the meeting.

                                SAN JUAN PARTNERS, L.L.C.

                                By: O'Sullivan Oil & Gas Company, Inc., Manager


                                By: /s/ C. N. O'Sullivan
                                   --------------------------------------------
                                   Name: C. N. O'Sullivan
                                   Title: President



Houston, Texas
December 8, 1998

                BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST
                           NATIONSBANK, N.A., TRUSTEE
                           901 MAIN STREET, SUITE 1700
                               DALLAS, TEXAS 75202

                              INFORMATION STATEMENT
                                       FOR
                             MEETING OF UNITHOLDERS

                         TO BE HELD ON DECEMBER 28, 1998


                                     GENERAL

         This information statement is furnished to holders ("Unitholders") of units of beneficial interest ("Units") in Burlington Resources Coal Seam Gas Royalty Trust (the "Trust") in connection with a meeting (the "Meeting") of Unitholders of the Trust to be held on December 28, 1998, at 11 a.m., local time, at NationsBank Center, 700 Louisiana Street, Suite 3100, Houston, Texas, for the purpose of considering and voting upon the proposal of a Unitholder for the termination of the Trust and certain related matters as set forth in the accompanying Notice of Meeting of Unitholders.

         The approximate date on which this information statement is first being sent to Unitholders is December 8, 1998.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                       SEND US A PROXY OR WRITTEN CONSENT

         The Trust exists as a Delaware business trust under the Delaware Business Trust Act pursuant to the Trust Agreement of Burlington Resources Coal Seam Gas Royalty Trust (the "Trust Agreement") entered into effective as of May 1, 1993 by and among Burlington Resources Inc., a Delaware corporation ("Burlington Resources"), Burlington Resources Oil & Gas Company, a Delaware corporation ("BROG"), as grantor, and Mellon Bank (DE) National Association, a national banking association, and NationsBank, N.A., a national banking association (as successor to NationsBank of Texas, N.A., the "Trustee"), as trustees. The Trust owns certain net profits interests (the "Royalty Interests") in BROG's interest in the Fruitland coal formation underlying the Northeast Blanco Unit in the San Juan Basin of New Mexico (the "Underlying Properties"). The Royalty Interests are the only assets of the Trust, other than cash and temporary investments being held for the payment of expenses and liabilities and for distribution to Unitholders.

         The Meeting has been called and notice thereof given by San Juan Partners, L.L.C. ("San Juan") pursuant to the provisions of Section 8.02 of the Trust Agreement, for the purpose of considering and voting upon the Termination Proposal (as defined in Annex A hereto). The Termination Proposal is being submitted by San Juan to Unitholders for approval in accordance with the terms of that certain Purchase Agreement dated October 21, 1998 by and between BROG and San Juan (the "Purchase Agreement"). The Purchase Agreement provides that in connection with the termination of the Trust and the consummation of the transactions set forth in the Purchase Agreement, the following events shall occur: (i) the termination of that certain Gas Purchase Contract dated effective May 1, 1993 between Meridian Oil Trading Inc. and Meridian Oil Production Inc. (the "Gas Contract"), (ii) the amendment to that certain Gas Gathering, Dehydrating and Treating Agreement dated May 3, 1990 between Meridian Oil Gathering Inc. and Meridian Oil Trading Inc., as previously amended, (iii) the assignment to San Juan of all rights and obligations of BROG and Burlington Resources under the Trust Agreement and that certain Administrative Services Agreement dated effective May 1, 1993 between Burlington Resources and the Trust (the "Administrative Services Agreement"), and (iv) the termination of the obligations of Burlington Resources under the Trust Agreement and the Administrative Services Agreement (other than obligations which by their terms expressly survive termination) and the release of Burlington Resources from such obligations. The Termination Proposal includes not only the proposal to terminate the Trust pursuant to the Trust Agreement, but also the approval of each of the matters provided for in clauses (i) through (iv) above. A more complete description of the Termination Proposal and these matters is contained in Annex A, which accompanies this Information Statement and comprises a part hereof.

         According to the provisions of the Trust Agreement, Unitholders owning of record not less than 10 percent in number of the then outstanding Units may call a meeting of Unitholders. According to Amendment No. 26 to the Schedule 13D filed with the Securities and Exchange Commission (the "Commission") on October 26, 1998 on behalf of San Juan and its affiliates ("San Juan's Amended Schedule 13D"), San Juan was the beneficial owner of 5,867,968 Units, constituting approximately 66.68% of the Units outstanding, at such date. SAN JUAN HAS INFORMED THE TRUSTEE THAT IT INTENDS TO VOTE ALL ITS UNITS IN FAVOR OF THE TERMINATION PROPOSAL.

         The Trustee knows of no matter other than as stated in the foregoing notice of meeting that is to be presented for consideration at the Meeting, and pursuant to the Trust Agreement, no matter other than that stated in the notice to Unitholders shall be acted upon at the Meeting.

         The mailing address of the principal executive offices of the Trust is NationsBank Plaza, 901 Main Street, Suite 1700, Dallas, Texas 75202.

       THIS INFORMATION STATEMENT SHOULD BE READ CAREFULLY AS IT CONTAINS IMPORTANT INFORMATION REGARDING THE EFFECTS AND POSSIBLE EFFECTS AND RISKS
              OF THE TERMINATION PROPOSAL AS DESCRIBED IN ANNEX A.

MEETING DATE AND VOTING SECURITIES

DATE, TIME AND PLACE OF THE MEETING

         The Meeting will be held on December 28, 1998 at 11:00 a.m. at 700 Louisiana Street, Suite 3100, Houston, Texas.


UNITS OUTSTANDING AND VOTING RIGHTS

         Pursuant to the Trust Agreement, the close of business on December 7, 1998 (the "Record Date") has been selected by the Trustee as the record date for determination of Unitholders entitled to notice of and to vote at the Meeting ("Record Date Unitholders"). The only securities of the Trust outstanding are the Units. Each Record Date Unitholder shall be entitled to one vote for each Unit owned by such Record Date Unitholder on the Record Date. On the Record Date, there were 8,800,000 Units outstanding and entitled to be voted.


VOTING PROCEDURES

         The Trustee will appoint one or more inspectors of election to act at the Meeting and to make a written report thereof. Prior to the Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of Units outstanding, determine the Units represented at the Meeting, count all votes and ballots, and perform any other duties required by law.

         The presence at the meeting in person or by proxy of Unitholders representing a majority of the outstanding Units is necessary to constitute a quorum to conduct business at the meeting. In determining the presence of a quorum, any Units represented by proxies that reflect abstentions will be treated as present and entitled to vote. With respect to the Termination Proposal, the sole proposal scheduled to come before the Meeting, the affirmative vote of the holders of not less than 662/3% of the outstanding Units is required for approval, provided a quorum is present. In the case of this proposal, abstentions or otherwise unvoted Units are effectively treated as "no" votes. Proxies are not being solicited by either the Trust or San Juan in connection with the Meeting.

          Under the rules of the New York Stock Exchange, brokers who hold shares in street name have discretionary authority to vote on certain "routine" items even if they have not received instructions from the persons entitled to vote such shares. However, brokers do not have authority to vote on "nonroutine" items (such as the Termination Proposal) without such instructions. Such "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) will be counted as present (if present or represented by proxy at the Meeting) and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any nonroutine matter to be acted upon. For matters requiring the affirmative vote of a super-majority of the outstanding Units (such as the Termination Proposal) abstentions and "broker non-votes" are effectively treated as "no" votes.


NO RIGHT OF APPRAISAL

         The Trust is governed by the Delaware Business Trust Act and the Trust Agreement. Neither the Delaware Business Trust Act nor the Trust Agreement provide for any rights of appraisal for dissenting Unitholders. Because Unitholders have no appraisal rights, no action or failure to act by any Unitholder with respect to the vote on the Termination Proposal shall have the effect of compromising or waiving any such rights.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         (a) Security Ownership of Certain Beneficial Owners. The following table sets forth as of December 7, 1998 information with respect to the only Unitholders known to the Trustee to be beneficial owners of more than five percent of the outstanding Units. The following information is based upon San Juan's Amended Schedule 13D.

                                                                                     Amount and
                                                                                      Nature of
                                                                                     Beneficial              Percent
NAME AND ADDRESS OF BENEFICIAL OWNER                                                  Ownership              of Class
------------------------------------                                                  ---------              --------

San Juan Partners, L.L.C.................................................           5,867,968(1)              66.68%
910 Travis Street, Suite 2150
Houston, Texas  77002

Encap Energy Capital Fund, III, L.P......................................           5,867,968(2)              66.68%
1100 Louisiana Street, Suite 3150
Houston, Texas  77002

Encap Energy Acquisition III-B Inc.......................................           5,867,968(2)              66.68%
1100 Louisiana Street, Suite 3150
Houston, Texas  77002

ECIC Corporation.........................................................           5,867,968(2)              66.68%
1100 Louisiana Street, Suite 3150
Houston, Texas  77002

BOCP Energy Partners, L.P................................................           5,867,968(2)              66.68%
1100 Louisiana Street, Suite 3150
Houston, Texas  77002

First Union Investors, Inc...............................................           5,867,968(2)              66.68%
One First Union Center, Fifth Floor
Charlotte, North Carolina  28288

Charles T. McCord III....................................................           5,867,968(2)              66.68%
1201 Louisiana, #1048
Houston, Texas  77002

O'Sullivan Oil & Gas Company, Inc........................................           5,867,968(2)              66.68%
910 Travis Street, Suite 2150
Houston, Texas  77002

Christopher P. Scully....................................................           5,867,968(2)              66.68%
910 Travis Street, Suite 2150
Houston, Texas  77002

Scott W. Smith Funding, L.L.C............................................           5,867,968(2)              66.68%
910 Travis Street, Suite 2150
Houston, Texas  77002

John V. Whiting..........................................................           5,867,968(2)              66.68%
910 Travis Street, Suite 2150
Houston, Texas  77002

Andover Group, Inc..........................................................        5,867,968(2)              66.68%
910 Travis Street, Suite 2150
Houston, Texas  77002

----------

(1)  Directly owned.

(2) Represents Units directly owned by San Juan Partners, L.L.C., a limited liability company in which the named party holds a membership interest.

            (b) Security Ownership of Management. The Trust has no directors or executive officers. As of December 7, 1998, NationsBank, N.A., the Trustee, did not beneficially own any Units. As of December 7, 1998, Mellon Bank (DE) National Association, the Delaware Trustee, did not beneficially own any Units.

            (c) Changes in Control. The Trustee knows of no arrangements the operation of which may at a subsequent date result in a change in control of the Trust, unless and to the extent the Termination Proposal or the other matters, agreements and arrangements described herein could be so characterized.


                UNITHOLDER PROPOSAL FOR TERMINATION OF THE TRUST

            San Juan, as a Unitholder of the Trust, has called the Meeting for the purpose of conducting a vote of Unitholders on the Termination Proposal. The Trust Agreement provides that the Trust may be terminated prior to January 1, 2003 only upon the affirmative vote in favor of termination by the holders of record of not less than sixty-six and two-thirds percent (66 2/3%) of the then outstanding Units. San Juan held of record and beneficially 5,867,968 Units, representing approximately 66.68% of the then outstanding Units, on the Record Date. SAN JUAN HAS INFORMED THE TRUSTEE THAT IT INTENDS TO VOTE ALL ITS UNITS IN FAVOR OF THE TERMINATION PROPOSAL.

            If the Termination Proposal is approved at the Meeting by the vote of the requisite percentage of Record Date Unitholders, then December 28, 1998 will be the "Termination Date" of the Trust pursuant to the Trust Agreement. The Trust Agreement specifies the procedure, following the Termination Date, for the sale of the Trust's remaining assets (principally the Royalty Interests) and the distribution of the proceeds from such sale, less certain administrative and other expenses, to Unitholders pursuant to the terms and conditions set forth in the Trust Agreement. See "Termination of the Trust as Proposed by the Termination Proposal" in Annex A hereto.

            The information contained in Annex A has been prepared by San Juan (except as indicated otherwise therein) and provided to the Trustee for inclusion in this information statement. Annex A contains a brief description of the general nature of the business conducted by San Juan, certain information regarding the background of and reasons for the Termination Proposal, a summary of the material features of the Termination Proposal, certain information regarding San Juan's contractual relationship with Burlington Resources and BROG and their affiliates, and certain additional information which San Juan believes may be of material interest to Unitholders.

            Set forth on Annex B is a report prepared by Netherland, Sewell & Associates, Inc., independent petroleum engineers (the "Reserve Report Update") summarizing the future net revenues, estimated as of August 31, 1998 to the Royalty Interests and proved reserves attributable to BROG's interest in the Underlying Properties. Set forth on Annex C is a report prepared by Netherland, Sewell & Associates, Inc., independent petroleum engineers (the "Tax Credit Report Update") summarizing the estimated Section 29 tax credits attributable to the Royalty Interests as of August 31, 1998. Although San Juan paid for the preparation of the Reserve Report Update and the Tax Credit Report Update, the information in such reports is the responsibility of Netherland, Sewell & Associates, Inc. and not San Juan, the Trust nor the Trustee.

            The Trust is by law a passive entity and the Trustee is unable to recommend the approval or disapproval of the Termination Proposal and is unable to engage in any business judgment as to the likely benefit or detriment to Unitholders of such proposal. UNITHOLDERS ARE URGED TO READ ANNEX A CAREFULLY AND IN ITS ENTIRETY. The information in Annex A is the responsibility of San Juan and not the Trust or the Trustee.


                   SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

            In connection with the Termination Proposal and the resulting liquidation of the Trust pursuant to the provisions of the Trust Agreement, the Trust will not incur any federal income tax liability as a result of the sale of the Trust's remaining royalty interests in the Underlying Properties (the "Remaining Royalty Interests", and the sale thereof the "NPI Sale") or payment to Unitholders of the net proceeds from such sale (the "Liquidating Distributions").

NPI SALE AND LIQUIDATING DISTRIBUTIONS

            For federal income tax purposes, the NPI Sale will be taxable to the Unitholders of record on the Special Distribution Record Date (defined below). Each Unitholder will recognize gain or loss on the NPI Sale measured by the difference between the Unitholder's share of the amount realized on the NPI Sale and his or her adjusted basis for such Unitholder's Units. The amount realized from the NPI Sale will be allocated to Unitholders in the same manner as the Trustee allocates the income received by the Trust (i.e., to the Unitholders of record on the Special Distribution Record Date). Thereafter, each Unitholder may recognize additional income or loss in an amount equal to his or her share of any income or deductions of the Trust in accordance with his or her own method of accounting.

            Prior to determining the gain or loss resulting from the NPI Sale, each Unitholder should reduce his tax basis (but not below zero) in the Royalty Interests (and, correspondingly, his Units) by (1) the amount of depletion allowable with respect to the Remaining Royalty Interests through the date of the NPI sale, and (2) by the amount of any return of capital including returns of capital resulting from (i) adjustments to the cash reserve maintained by the Trust during a quarterly period and (ii) an increase in the cash reserve maintained by the Trust in anticipation of Trust expenses incurred or in connection with the NPI Sale and the liquidation of the Trust. See the discussion regarding "Allocations After Vote to Terminate Trust" below.

            Assuming the Unitholder holds his or her Units as a capital asset, gain or loss from the NPI Sale will be treated as a capital gain or loss. If the Units have been held for more than one year, the gain or loss will constitute a long-term capital gain or loss; otherwise, the gain or loss will constitute a short-term capital gain or loss. Notwithstanding the foregoing, a Unitholder must, upon the NPI Sale, treat as ordinary income his depletion recapture amount, which is an amount equal to the lesser of (i) the gain on such sale attributable to the disposition of the Remaining Royalty Interests or (ii) the sum of the prior depletion deductions taken with respect to the Remaining Royalty Interests (but not in excess of the initial basis of such Units allocated to the Remaining Royalty Interests.) Unitholders will be notified of their respective shares of (a) ordinary income for the Trust's final fiscal year and/or quarter and (b) the amount realized from the NPI Sale, in normal tax-reporting fashion.

ALLOCATIONS AFTER VOTE TO TERMINATE TRUST

            Generally, a Unitholder is entitled to income, depletion and Section 29 tax credits to the extent that he or she is an owner of the economic interest at the time the coal seam gas is produced and sold. Since the inception of the Trust, the Trustee has allocated the income associated with cash paid to the Trust during a calender quarter, and the Section 29 tax credits and depletion allowable with regard to such income, to Unitholders of record on the quarterly record date for such quarter. With respect to each complete calender quarter, the quarterly record date for such calender quarter is generally 63 days following the end of such quarter.

            San Juan has called the Meeting for the purpose of voting on San Juan's Termination Proposal, which includes a proposal to terminate and liquidate the Trust. Given San Juan's ownership of more that 66 2/3% of the Units, it is expected that the vote at the Meeting will be sufficient to approve the termination of the Trust and the other matters included in the Termination Proposal. If such vote occurs, the Trust Agreement provides that any purchaser of the Remaining Royalty Interests is entitled to all proceeds of production attributable to the Remaining Royalty Interests after the date (the "Termination Date") of the vote in favor of terminating the Trust. As a result, all cash proceeds attributable to the period from the end of the prior calendar quarter to the Termination Date will be allocated (based on a daily proration of the proceeds for the entire calendar quarter) and distributed to Unitholders of record on the Quarterly Record Date on the 63rd day following the end of the calendar quarter in which the Termination Date occurs. However, unlike the allocation of cash proceeds between Unitholders and the purchaser of the Remaining Royalty Interests, income (and, correspondingly, the Section 29 tax credits attributable to such income) and depletion attributable to the Remaining Royalty Interests for the entire calendar quarter in which the Termination Date occurs (and for all subsequent calendar quarters thereafter until the NPI Sale) will be allocated to Unitholders of record on the Quarterly Record Date following the end of such calendar quarter.

            For the calendar quarter in which the NPI Sale occurs, income (and, correspondingly, the Section 29 tax credits attributable to such income) and depletion attributable to the Remaining Royalty Interests for the period beginning on the first day of such calendar quarter and ending on the date of the NPI Sale will be allocated to Unitholders of record on the Special Distribution Record Date. As described in the Trust Agreement, the "Special Distribution Record Date" means the end of the 15th day following the date of the NPI Sale, unless the date of the NPI Sale is ten days or less prior to a Quarterly Record Date, in which case the Distribution Record Date will be the next Quarterly Record Date (unless the Trustee determines that another date is required to comply with applicable law or the rules of any securities exchange or quotation system on which the Units are listed, in which event the Special Distribution Record Date will be such other date). The Trustee will endeavor to cause the Special Distribution Record Date to be a normal Quarterly Record Date, but no assurance can be given that the NPI Sale will occur in such a manner to cause the two dates to occur concomitantly.

            Cash held by the Trust following the NPI Sale (including (i) the remaining portion of such cash, if any, retained by the Trust following the NPI Sale to pay expenses of the Trust incurred in connection with the liquidation, winding up and reporting requirements, and (ii) any interest earned on proceeds held by the Trust) will be distributed to Unitholders of record on the Special Distribution Record Date. Within ten days following the Special Distribution Record Date, the Trustee anticipates making a distribution of the proceeds from the NPI Sale and any remaining cash reserves of the Trust (but excluding amounts paid to the Trust attributable to the Remaining Royalty Interests after the Termination Date and prior to the date of the NPI Sale) reduced by amounts used by the Trustee to pay liabilities of the Trust or to establish a cash reserve for anticipated expenses of the Trust incurred in connection with the liquidation, winding up and reporting requirements of the Trust. After the Trust has completed all of its obligations regarding the liquidation, winding up and reporting requirements and paid all liabilities and expenses of the Trust, the Trustee will distribute any remaining cash amount to the Unitholders of record on the Special Distribution Record Date.

            It is possible that the United States Internal Revenue Service ("IRS") may challenge the Trust's use of (i) the Special Distribution Record Date to determine the allocation of (a) the amount realized from the NPI Sale, and (b) for the short period beginning on the first day of the calendar quarter in which the NPI Sale occurs and ending on the date of the NPI Sale, income arising from the Remaining Royalty Interests, Section 29 tax credits attributable to such income, and allowable depletion with regard thereto, or
(ii) the quarterly record date allocations for the full or final partial quarter in which the Trust was in existence, or (iii) the allocation of income, depletion and Section 29 tax credits attributable to the Remaining Royalty Interest for any period less than a complete calendar quarter. Any IRS challenge is likely to have a material adverse effect only if successful and only for certain Unitholders.

            The information above is only a summary of some of the federal income tax consequences generally affecting the Trust and its individual U.S. Unitholders resulting from the liquidation of the Trust. This summary does not address the particular federal income tax consequences applicable to Unitholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences of the liquidation may affect Unitholders differently depending upon their particular tax situations, and, accordingly, this summary is not a substitute for careful tax planning and reporting on an individual basis.

UNITHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE THE FEDERAL, STATE AND OTHER INCOME TAX CONSEQUENCES OF THE NPI SALE WITH RESPECT TO THEIR PARTICULAR TAX CIRCUMSTANCES.


                                MARKET FOR UNITS

            The Units are listed and traded on the New York Stock Exchange under the symbol "BRU." The following table sets forth, for the periods indicated, the high and low sales prices per Unit on the New York Stock Exchange and the amount of quarterly cash distributions per Unit made by the Trust.


                                                                             Price
                                                                  ---------------------------
                                                                                                    Distributions
                                                                    High               Low            per Unit
                                                                  --------          ---------       -------------
1998

First Quarter...................................................  $ 9-3/8           $ 6-1/16          $.143235
Second Quarter..................................................  $ 9-7/16          $ 8-13/16         $.210321
Third Quarter...................................................  $ 9-1/8           $ 7-1/16          $.210220
Fourth Quarter (through December 3).............................  $10-9/16          $ 8-1/8           $.201541

1997

First Quarter...................................................  $9-3/4            $ 7-5/8           $.147801
Second Quarter..................................................  $8-1/4            $ 6-3/4           $.160766
Third Quarter...................................................  $8                $ 7-1/16          $.205895
Fourth Quarter..................................................  $7-15/16          $ 5-3/8           $.125486

1996

First Quarter...................................................  $13-5/8           $10-1/8           $.332882
Second Quarter..................................................  $11-3/4           $ 8-3/4           $.298843
Third Quarter...................................................  $10               $ 8-3/4           $.255385
Fourth Quarter..................................................  $10               $ 8-1/4           $.250990

The closing price of the Units on the New York Stock Exchange Composite Tape on December 3, 1998 was $8-1/8 per Unit.


                         AVAILABILITY OF TRUST AUDITORS

           Deloitte & Touche LLP serves as independent auditors of the financial statements of the Trust. It is expected that representatives of Deloitte & Touche LLP will attend the Meeting and be available to answer appropriate questions from Unitholders.


                           INCORPORATION BY REFERENCE

           The following documents filed by the Trust with the Commission are incorporated by reference into this information statement:

           (a) Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

           (b) Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1998;

           (c) Current Report on Form 8-K dated September 25, 1998; and

           (d) Trust Agreement of Burlington Resources Coal Seam Gas Royalty Trust effective as of May 1, 1993 (filed as Exhibit 4.1 to the Trust's Form 10-Q for the quarter ended June 30, 1993).

           All documents subsequently filed by the Trust pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the date of the Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing thereof. Any statement contained in a document incorporated or deemed incorporated by reference herein shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the information statement.

           The Trustee will provide without charge to each person to whom this information statement is provided, upon the written request of any such person and by first class mail or equally prompt means within one day of receipt of such request, a copy of any and all information that has been incorporated by reference in this information statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the information statement incorporates). Requests for such information should be directed to Ron
E. Hooper, Vice President and Administrator of the Trustee, NationsBank, N.A., Trustee, 901 Main Street, Suite 1700, Dallas, Texas 75202.


                                     BURLINGTON RESOURCES COAL SEAM GAS
                                     ROYALTY TRUST

                                     By: NATIONSBANK, N.A., Trustee


                                     By: /s/ Ron E. Hooper
                                         --------------------------------
                                                   RON E. HOOPER
                                         Vice President and Administrator



Dallas, Texas
December 7, 1998

                                     ANNEX A

                     CERTAIN INFORMATION CONCERNING SAN JUAN
                          AND THE TERMINATION PROPOSAL

INTRODUCTION TO THE TERMINATION PROPOSAL

            San Juan Partners, L.L.C., a Texas limited liability company ("San Juan"), was organized in January 1998 for the following purposes: (i) to, directly or indirectly, acquire, invest in, own and dispose of the units of beneficial interest (the "Units") of the Burlington Resources Coal Seam Gas Royalty Trust, a Delaware business trust (the "Trust"), (ii) to, directly or indirectly, invest in, own and dispose of interests in the properties owned by the Trust and other interests in the Northeast Blanco Unit in San Juan and Rio Arriba Counties, New Mexico, and (iii) to exercise all of the rights and powers conferred upon San Juan pursuant to agreements relating to the business of San Juan. Since inception, San Juan has not engaged in any material business other than that incident to its organization and in connection with the transactions described in this Annex A.

            San Juan is seeking to initiate proceedings to terminate the Trust. According to the terms of the Trust Agreement among Meridian Oil Production, Inc., Burlington Resources, Inc. ("BRI"), Mellon Bank (DE) National Association (the "Delaware Trustee") and NationsBank N.A., (as successor to NationsBank of Texas, N.A., the "Trustee") dated May 1, 1993 (the "Trust Agreement"), the Trust may terminate prior to January 1, 2003 only upon the affirmative vote in favor of termination by holders of at least 662/3% of the outstanding Units. A meeting of the Unitholders may be called by Unitholders owning of record not less than 10% of the then outstanding Units. San Juan currently beneficially owns more than 662/3% as of the Record Date (as defined in the Information Statement) of the outstanding Units. See "Interest of San Juan in the Units" below.

            In accordance with the terms of the Purchase and Sale Agreement (the "Purchase Agreement") dated October 21, 1998 between San Juan and Burlington Resources Oil & Gas Company ("BROG"), San Juan has called a meeting of the Unitholders be called as soon as practicable for the purpose of voting on the termination and liquidation of the Trust. As required by the Trust Agreement, the notice of such meeting must be distributed at least 20, but not more than 60, days prior to the date of the meeting. The Information Statement is being delivered to Unitholders in connection with the calling and holding of a meeting of Unitholders to terminate the Trust. At the meeting of the Unitholders described in the Information Statement, San Juan intends to vote any and all Units beneficially owned by it at the time of such meeting in favor of terminating the Trust. Following such meeting, if holders of record of at least 662/3% of the Units vote to terminate the Trust, it is expected that the Trustee will commence the liquidation process in accordance with the terms of the Trust Agreement, and that the existence of the Trust will continue until the affairs of the Trust are liquidated and wound up. See "Termination of the Trust as Proposed by the Termination Proposal -- Liquidation Procedure." The liquidation and winding up of the Trust will be conducted by the Trustee in accordance with the procedures therefor specified in the Trust Agreement.

            Under the Purchase Agreement, San Juan will acquire certain leases, leasehold interests and overriding royalty interests of BROG (collectively, the "Leases") in and to the Fruitland coal formation in the Northeast Blanco Unit, in San Juan and Rio Arriba Counties, New Mexico (the "Underlying Properties"), as well as certain related assets and other contractual rights of BROG and its affiliates, including certain rights under the Trust Agreement to offer to purchase the Trust's Remaining Royalty Interests (as defined in the Trust Agreement) following the termination of the Trust as described herein. See "Background to the Termination Proposal -- Purchase Agreement with BROG" and "Termination of the Trust as Proposed by the Termination Proposal -- Liquidation Procedure."

            In accordance with the terms of the Trust Agreement, upon consummation of the sale of the Trust's Remaining Royalty Interests, the Trust will distribute the net proceeds from such sale to the Unitholders pro rata and once such distributions have been made, the Trust will be dissolved. Following the date of the requisite Unitholder vote to terminate the Trust (defined in the Trust Agreement and herein as the "Termination Date"), in accordance with
Section 9.03(f) of the Trust Agreement, neither the Trust nor the Unitholders will be entitled to any sales proceeds of production attributable to the Remaining Royalty Interests after the Termination Date. Instead, under the Trust Agreement, the purchaser of the Remaining Royalty Interests in accordance with Sections 9.03(c) through (e) of the Trust Agreement will be entitled to all such sales proceeds. See "Reasons for and Interest of San Juan in the Termination Proposal" below.

            Under the Purchase Agreement, San Juan and BROG agreed that in connection with the Closing (defined below) and as a result of the termination of the Trust, the following events shall occur: (i) the Gas Contract (defined below) shall terminate as described herein, (ii) the Gathering Agreement (defined below) shall be amended as described herein, (iii) BROG and BRI shall assign their rights and obligations under the Trust Agreement and the Administrative Services Agreement (defined below) to San Juan and San Juan shall assume such rights and obligations, and (iv) the obligations of BRI under the Trust Agreement and the Administrative Services Agreement (other than the obligations relating to the windup of the Trust and any such obligations which by their express terms survive the termination of the Trust) shall terminate and BRI shall be released therefrom (the proposal to terminate the Trust and the events described in clauses (i) through (iv) above being referred to herein as the "Termination Proposal"). The Purchase Agreement provides that the Gas Contract shall be terminated as of the end of the month in which the Termination Date occurs, and the Gathering Agreement shall be amended to provide for an annual escalation of the delivery fees of one cent per Mcf each year beginning January 1, 1999 (with a maximum cap on such fees). Additionally, the term of the Gathering Agreement shall be amended to continue until December 31, 2007.

IDENTITY AND BACKGROUND OF SAN JUAN

            San Juan was organized in January 1998 for the purposes described above under "Introduction to the Termination Proposal." The principal executive offices of San Juan are located at 910 Travis Street, Suite 2150, Houston, Texas 77002, and its telephone number is (713) 759-2030.

            The name, citizenship, business address and recent principal occupation of the manager of San Juan are set forth in Schedule I to this Annex A to the Information Statement.

            The members of San Juan are (i) EnCap Energy Capital Fund III, L.P., a Texas limited partnership ("EnCap Energy"), (ii) EnCap Energy Acquisition III-B, Inc., a Texas corporation ("EnCap B"), (iii) ECIC Corporation, a Texas corporation ("ECIC"), (iv) BOCP Energy Partners, L.P., a Texas limited partnership ("BOCP"), (v) First Union Investors, Inc., a North Carolina corporation ("First Union Investors"), (vi) Andover Group, Inc., a Texas corporation ("Andover"), (vii) Charles T. McCord III, (viii) O'Sullivan

Oil & Gas Company, Inc., a Texas corporation ("O'Sullivan Oil"), (ix) Christopher P. Scully ("Scully"), (x) Scott W. Smith Funding, L.L.C., a Texas limited liability company ("Smith Funding"), and (xi) John V. Whiting ("Whiting"). EnCap Energy, EnCap B, ECIC and BOCP are sometimes collectively referred to herein as the "EnCap Group." Andover, McCord, O'Sullivan Oil, Scully, Smith Funding and Whiting are sometimes collectively referred to herein as the "O'Sullivan Group." The EnCap Group, the First Union Investors and the O'Sullivan Group are sometimes collectively referred to herein as the "Parents." The EnCap Group, the First Union Investors and the O'Sullivan Group have approximately a 55.1%, 24.9% and 20.0% respective interest in San Juan.

            The EnCap Group. The principal business of EnCap Energy is engaging in oil and gas investments. EnCap Investments L.C., a Texas limited liability company ("EnCap Investments"), is the general partner of EnCap Energy. The executive offices of EnCap Energy are located at 1100 Louisiana Street, Suite 3150, Houston, Texas 77002.

            The principal business of EnCap B is engaging in oil and gas investments. The executive offices of EnCap B are located at 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. EnCap Energy Capital Fund III-B, L.P. is the sole shareholder of EnCap B. Current information concerning the directors and executive officers of EnCap B is set forth on Schedule I hereto.

            EnCap Energy Capital Fund III-B, L.P. is a Texas limited partnership with its principal executive offices at 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. The principal business of EnCap Energy Capital Fund III-B, L.P. is engaging in oil and gas investments. EnCap Investments is the general partner of EnCap Energy Capital Fund III-B, L.P.

            The principal business of ECIC is engaging in oil and gas investments. ECIC's principal executive offices are located at 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. Energy Capital Investments Company PLC ("Energy Capital") is the sole shareholder of ECIC. Current information concerning the directors and executive officers of ECIC is set forth on Schedule I hereto.

            Energy Capital is a company registered in England and Wales under the Companies Act 1985 under number 2867571, with its principal executive offices at 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. The principal business of Energy Capital is engaging in oil and gas investments. Energy Capital is the sole shareholder of ECIC. Current information concerning the directors of Energy Capital is set forth on Schedule I hereto.

            EnCap Investments is a Texas limited liability company with its principal executive offices at 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. EnCap Investments is the general partner of EnCap Energy and EnCap Energy Capital Fund III-B, L.P. The principal business of EnCap Investments is engaging in oil and gas investments. Current information concerning the members and managing directors of EnCap Investments is set forth on Schedule I hereto.

            The principal business of BOCP is engaging in oil and gas investments. The principal executive offices of BOCP are located at 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. Banc One Capital Partners VIII, Ltd. is the general partner of BOCP.

            Banc One Capital Partners VIII, Ltd. is an Ohio limited liability company, with its principal executive offices at 150 East Gay Street, Columbus, Ohio 43215. The principal business of Banc One Capital Partners, VIII, Ltd. is operating a closed-end investment fund ("Business") that acts as the general partner of BOCP and to engage in other activities necessary or incidental to such Business. The managing member of Banc One Capital Partners VIII, Ltd. is BOCP Holdings Corporation. Current information concerning the managers of Banc One Capital Partners VIII, Ltd. is set forth on Schedule I hereto.

            BOCP Holdings Corporation is an Ohio corporation with its principal executive offices at 150 East Gay Street, Columbus, Ohio 43215. The principal business of BOCP Holdings Corporation is investments. BOCP Holdings is a wholly-owned subsidiary of Banc One Capital Holdings Corporation, an Ohio corporation. Current information concerning the directors and executive officers of BOCP Holdings Corporation is set forth on Schedule I hereto.

            Banc One Capital Holdings Corporation is an Ohio corporation with its principal executive offices at 150 East Gay Street, Columbus, Ohio 43215 and is a wholly-owned subsidiary of BANC ONE CORPORATION. The principal business of Banc One Capital Holdings Corporation is investments. Current information concerning the directors and executive officers of Banc One Holdings Corporation is set forth on Schedule I hereto.

            BANC ONE CORPORATION is an Ohio corporation with its principal executive offices at 150 E. Broad Street, Columbus, Ohio 43271. BANC ONE CORPORATION is a bank holding company that provides a full range of consumer and commercial banking and related financial services. Current information concerning the directors and executive officers of BANC ONE CORPORATION is set forth on Schedule I hereto.

            First Union Investors and First Union Corporation. First Union Investors is a wholly-owned subsidiary of First Union Corporation, a North Carolina corporation. The principal business of First Union Investors is engaging in various investment activities on behalf of First Union Corporation and its affiliates. First Union Corporation is a registered bank holding company that is principally engaged in the business of banking through its subsidiaries. The principal executive offices of First Union Investors and First Union Corporation are located at One First Union Center, Charlotte, North Carolina 28288. Current information concerning the directors and executive officers of First Union Investors and First Union Corporation is set forth on Schedule I hereto.

            First Union National Bank, a wholly-owned subsidiary of First Union Corporation, has investment discretion, but not voting authority for 200 Units. The address of First Union National Bank is One First Union Center, Charlotte, North Carolina 28288.

            The O'Sullivan Group. The principal business of Andover is real estate development. Andover's principal executive offices are located at 910 Travis Street, Suite 2205, Houston, Texas 77002. A. John Knapp, Jr., a United States citizen, is the controlling shareholder and President of Andover. His business address is 910 Travis Street, Suite 2205, Houston, Texas 77002. The principal employment of Mr. Knapp for the preceding five years has been acting as President of Andover. Current information concerning the directors and executive officers of Andover is set forth on Schedule I hereto.

            Charles T. McCord III, a United States citizen, is the President and owner of McCord Investment, Inc. and the general partner of McCord Production, Ltd. His business address and the business address of McCord Production, Ltd. is 1201 Louisiana, Suite 1048, Houston, Texas 77002. The principal business of McCord Production, Ltd. is the exploration, acquisition and enhancement of oil and gas properties. In addition to his employment with McCord Production, Ltd., for the preceding five years Mr. McCord has been the managing member of CTM 1994, LLC and CTM 1995, LLC, which are all engaged in the business of oil and gas exploration and production. The business address of McCord Investments, Inc., CTM 1994, LLC and CTM 1995, LLC is 1201 Louisiana Street, Suite 1048, Houston, Texas 77002. The principal business of McCord Investments, Inc. is oil and gas exploration and production.

            The principal business of O'Sullivan Oil is oil and gas exploration and production. The principal executive offices of O'Sullivan Oil are located at 910 Travis Street, Suite 2150, Houston, Texas 77002. C. N. O'Sullivan, a United States citizen, is the sole shareholder and the President of O'Sullivan Oil. His business address is 910 Travis Street, Suite 2150, Houston, Texas 77002. The principal employment of Mr. O'Sullivan for the preceding five years has been acting as President of O'Sullivan Oil. Current information concerning the director and executive officers of O'Sullivan Oil is set forth on Schedule I hereto.

            Christopher P. Scully, a United States citizen, is the President of Scully Oil & Gas Company and Excelsior Exploration Corporation. His business address, and the business address of Scully Oil & Gas Company and Excelsior Exploration Corporation, is 910 Travis Street, Suite 2150, Houston, Texas 77002. The principal business of Scully Oil & Gas Company and Excelsior Exploration Corporation is oil and gas exploration and production. Mr. Scully has been President of Scully Oil & Gas Company from 1994 to the present and has been President of Excelsior Exploration Corporation from 1989 to the present.

            The principal business of Smith Funding is to own a membership interest in San Juan. The principal executive offices of Smith Funding are located at 910 Travis Street, Suite 2150, Houston, Texas 77002. Current information concerning the members and managers of Smith Funding is set forth on
Schedule I hereto.

            John V. Whiting, a United States citizen, is a Consulting Operations Manager for O'Sullivan Oil. His business address is 910 Travis Street, Suite 2150, Houston, Texas 77002. From 1993 to 1995, Mr. Whiting was an Operations Manager for Main Energy, Inc., an oil and gas exploration and production company, and a Vice President of Main Operating Co, Inc., a consulting and contract operation firm. The principal executive offices of both Main Energy, Inc. and Main Operating Co., Inc. are 1111 Fannin, Suite 1346, Houston, Texas 77002, and the principal business of both companies is oil and gas exploration and production. From 1995 to 1996, Mr. Whiting acted as an independent consultant for engineering and operations and the principal address from which such operations were conducted is 5200 Nett, Houston, Texas 77007. From 1996 to 1997, he was employed as Vice President of O'Sullivan Oil.

            During the last five years, neither San Juan, the Parents, nor to the best knowledge of San Juan and the Parents, any of the persons listed in
Schedule I, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

            During the last five years, neither San Juan, the Parents, nor to the best knowledge of San Juan and the Parents, any of the persons listed in
Schedule I was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

INTEREST OF SAN JUAN IN THE UNITS

            As of October 28, 1998, San Juan beneficially owned an aggregate of 5,867,968 Units, constituting approximately 66.68% of the currently outstanding Units (the percentage of Units being based upon 8,800,000 Units outstanding as of October 23, 1998 as set forth in the Trust's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998).

            Pursuant to the Amended and Restated Limited Liability Company Regulations of San Juan, the Parents have shared voting and dispositive power over the 5,867,968 Units beneficially owned by San Juan and may be deemed to be the beneficial owner thereof. See "Security Ownership of Certain Beneficial Owners" in the Information Statement.

BACKGROUND TO THE TERMINATION PROPOSAL

            Set forth below is a description of the contacts, agreements and other arrangements relating to San Juan's proposal to initiate proceedings to pursue the termination of the Trust and the other aspects of the Termination Proposal. See also "Reasons for and Interest of San Juan in the Termination Proposal -- Existing Interest in the Underlying Properties."

            Request for Inspection of Records. During the week of October 13, 1997, Scott W. Smith, a consultant to O'Sullivan Oil and a member and manager of Smith Funding, spoke with Ron E. Hooper, Vice President of the Trustee, pursuant to a telephone conversation. During such conversation, Mr. Smith, on behalf of
C. N. O'Sullivan, President of O'Sullivan Oil, requested an opportunity to review the ownership ledger of the Trust. Mr. Hooper requested that Mr. Smith provide written notice of such request.

          On October 20, 1997, Mr. Smith sent the following letter by overnight courier to the Trustee:

   October 20, 1997                                             Federal Express

   Nationsbank of Texas, N.A., Trustee
   Burlington Resources Coal Seam Gas Royalty Trust
   910 Main Street, Suite 1700
   Dallas, Texas 75202

   Attention: Mr. Ron Hooper

   Re: Inspection of Books

   Gentlemen:

   Pursuant to Article 12.01 of the Trust Agreement of the Burlington Resources Coal Seam Gas Royalty Trust dated May 1, 1993, by and between Meridian Oil Production, Inc., Burlington Resources, Inc., Mellon Bank National Association and Nationsbank of Texas, N.A., Chris N. O'Sullivan, as the owner of 20,000 units of said trust is hereby requesting the opportunity to review the ownership ledger of the trust at your earliest convenience.

   Mr. O'Sullivan owns these units in Account No. 32004087 at the firm of Morgan Keegan & Company, Inc. Should you have any questions concerning his position, please contact Mr. William Vaseliades at (713) 840-3628.

   We are looking forward to hearing from you as soon as possible to schedule a mutually agreeable appointment.

   Very truly yours,


   Scott W. Smith

   SWS/ncy

          On or about October 21, 1997, Mr. Smith contacted Mr. Hooper by telephone regarding the request to review the ownership ledger of the Trust. Mr. Hooper responded that the Trustee would confer with its counsel concerning the Trustee's response to the request.

          During the week of October 27, 1997, Mr. Smith contacted the Trustee by telephone. During this telephone conversation with Mr. Hooper, a meeting date of November 11, 1997, was set for Mr. Smith to review the ownership ledger concerning the Units.

          On November 11, 1997, at the offices of the Trustee, Mr. Smith reviewed a Unit ownership ledger, dated as of September 2, 1997.

          On November 24, 1997, Mr. Smith contacted the Trustee by telephone. Mr. Smith requested information concerning the calculation of the tax credit allocation in connection with the 1997 fourth quarter distribution, which was announced on November 1, 1997. Donald Yuchs, a representative of the Trustee, in response to the request of Mr. Smith, faxed Mr. Smith several sheets regarding the cash and tax credit allocation for the fourth quarter distribution.

          Tender Offer of San Juan. On January 20, 1998, San Juan commenced a tender offer to purchase 5,446,860 Units at a price of $8.25 per Unit. Because fewer than the requisite 5,446,860 Units were tendered pursuant to the tender offer, San Juan did not purchase any Units in accordance with the terms of the tender offer. The tender offer expired in accordance with its terms on February 17, 1998.

          Competing Tender Offer of Devon. On February 13, 1998, Devon Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Devon Energy Corporation, a Nevada corporation ("Devon"), a competing bidder and entity not affiliated with San Juan, commenced a tender offer to purchase any and all of the Units at a price of $8.75 per Unit. San Juan understands that Devon purchased 356,228 Units in accordance with the terms of the tender offer. The tender offer expired in accordance with its terms on March 13, 1998.

          Purchases of Units. Between February 17, 1998 and October 6, 1998, San Juan acquired an aggregate of 5,248,328 Units in a series of open market acquisitions and privately-negotiated transactions.

          Acquisition of Proxy. On March 11, 1998, San Juan acquired the right to vote 165,000 Units (the "Put Units"). The Put Units cannot be disposed of by their holder (the "Put Unitholder") unless they are first offered to San Juan. In addition, the Put Unitholder has the right to sell the Put Units to San Juan for a one year period expiring March 11, 1999 at a price of $9.25 per Unit. A definitive written agreement concerning the Put Units has not been finalized.

          Agreement with Devon. On July 10, 1998, San Juan entered into a letter agreement (the "Devon Agreement") concerning the sale of 356,228 Units by Devon to San Juan. For as long as San Juan continues to own 50% or more of the outstanding Units, Devon has agreed, pursuant to the Devon Agreement, that it shall not acquire any additional Units without the written consent of San Juan. The Devon Agreement further provides that, if, within eighteen months after execution of the Devon Agreement, San Juan should acquire the underlying working interest (the "Working Interest") in the Underlying Properties from BRI, and the Remaining Royalty Interests presently held by the Trust are subsequently consolidated into the properties owned by San Juan, then Devon shall have ten days to purchase an undivided 6.70% of the 19.6% working interest/16.5% net revenue interest owned by San Juan by paying 6.70% of San Juan's direct out-of-pocket expenses reasonably incurred in San Juan's acquisition of the Units and the Working Interest, including financing costs. Upon consummation of the Purchase Agreement, San Juan will acquire the Working Interest. San Juan is not presently aware of Devon's intentions regarding its purchase right under the Devon Agreement if the transactions contemplated under the Purchase Agreement are consummated.

          Additional Contacts and Negotiations. During August and the first half of September 1998, San Juan and BROG engaged in the negotiation of a letter of intent relating to the purchase by San Juan of interests of BROG in and to the Underlying Properties, including the Leases and certain other assets and contractual rights. In connection therewith, after a series of telephone calls among San Juan, BROG and the Trustee, representatives of San Juan, Encap, BROG and the Trustee met in Houston on September 4, 1998 to discuss the timetable for the letter of intent and a definitive agreement, as well as mechanics for the preparation and filing of a proxy or information statement relating to the proposed termination of the Trust.

          Letter of Intent with BROG. On September 17, 1998, San Juan entered into a letter of intent (the "Letter of Intent") with BROG. The Letter of Intent contemplated the purchase by San Juan of interests of BROG in and to the Underlying Properties, including the Leases and certain other assets and contractual rights. The Letter of Intent provided that San Juan and BROG would enter into a definitive purchase and sale agreement which would provide for an effective date of July 1, 1998 and govern the transactions contemplated by the Letter of Intent. Following the signing of the Letter of Intent, San Juan and BROG began negotiating the definitive purchase and sale agreement.

          Purchase Agreement with BROG.

          General. On October 21, 1998, San Juan entered into the Purchase Agreement with BROG, as contemplated by the Letter of Intent. Pursuant to the terms of the Purchase Agreement, BROG has agreed to sell (or cause to be sold), and San Juan has agreed to buy, all of BROG's right, title and interest in and to (i) the Leases; (ii) the wells, fixtures and equipment in connection with the Leases; (iii) that certain Northeast Blanco Unit Agreement dated July 16, 1951 (the "Unit Agreement") and that certain Unit Operating Agreement dated July 16, 1951, as amended on May 14, 1959 and January 24, 1991 (the "Unit Operating Agreement"), insofar as same cover the Fruitland coal formation; (iv) certain gas purchase contracts, product purchase and sale agreements, gas gathering agreements and gas processing agreements related to the Leases (to the extent they are assignable) including, but not limited to, that certain Gas Purchase Contract dated effective May 1, 1993, by and between Meridian Oil Trading Inc. and Meridian Oil Production Inc. (the "Gas Contract"); (v) any equipment leases and rental contracts related to the interests conveyed, to the extent assignable; (vi) the rights of BROG, if any, under the Trust Agreement to the extent assignable; and (vii) the rights of BROG, as assignor, under that certain Net Profits Interest Conveyance (the "Net Profits Conveyance") dated effective May 1, 1993 from Meridian Oil Production Inc. to the Trust (collectively, the "Interests"). In addition, the Purchase Agreement provides that San Juan shall acquire (x) certain rights of BRI under the Trust Agreement and that certain Administrative Services Agreement dated effective May 1, 1993 by and between BRI and the Trust (the "Administrative Services Agreement") and (y) certain rights of Burlington Resources Trading Inc. ("BRTI") under that certain Gathering Agreement (defined herein), all as described below. The effective date of the conveyances contemplated under the Purchase Agreement is July 1, 1998 (the "Effective Time"). Substantially all of the working interests owned by BROG under the Leases are burdened by the Remaining Royalty Interests, which comprise the Trust assets and the Units thereof.

          San Juan has agreed to pay a purchase price of $20,750,000 cash for the Interests, which amount may be adjusted, among other things, (i) for certain Title Defects or Environmental Defects (as those terms are defined in the Purchase Agreement) associated with the Interests; (ii) in the event of certain casualty losses or upon the failure of BROG to obtain certain required consents to an assignment of a Lease; or (iii) for certain natural gas imbalances with respect to the Interests.

            Under the Purchase Agreement, San Juan and BROG agreed that in connection with the Closing (as defined below) and as a result of the termination of the Trust, the following events shall occur: (i) the

Gas Contract shall terminate as described herein, (ii) the Gathering Agreement shall be amended as described herein, (iii) BROG and BRI shall assign their rights and obligations under the Trust Agreement and the Administrative Services Agreement to San Juan and San Juan shall assume such rights and obligations, and
(iv) the obligations of BRI under the Trust Agreement and the Administrative Services Agreement (other than the obligations relating to the windup of the Trust and any such obligations which by their express terms survive the termination of the Trust, including BRI's indemnification obligations to the Trustee) shall terminate and BRI shall be released therefrom.

            Indemnities under the Purchase Agreement. As of the Closing Date (as defined below), BROG has agreed to retain and perform (except to the extent expressly assumed by San Juan pursuant to the Purchase Agreement) the liabilities and obligations of BROG (i) that relate to periods prior to the Effective Time and which arise under the Trust Agreement or the Net Profits Conveyance; (ii) that relate to periods prior to the Effective Time arising under existing leases, operating agreements, gas purchase contracts or other agreements relating to the Interests; and (iii) that relate to the gross negligence or willful misconduct of BROG during the period between the Effective Time and the Closing Date.

            In addition, BROG has agreed, to the fullest extent permitted by law, to indemnify San Juan and certain of its related parties for claims arising out of (i) the ownership or operation of the Interests prior to the Effective Time, (ii) BROG's retention of certain obligations or liabilities in accordance with the terms of the Purchase Agreement, (iii) the breach by BROG of its representations contained in the Purchase Agreement, and (iv) the breach by BROG of any of its agreements and covenants contained in the Purchase Agreement. Notwithstanding the preceding, the indemnity does not include (x) matters pertaining to title to the Interests, (y) any claims with respect to any and all actual, alleged or threatened gas balancing liabilities and obligations, or (z) any claims with respect to any violation of environmental laws (regardless of the dollar amount in issue) waived pursuant to the Purchase Agreement or any other claims relating to the Interests (including environmental claims) expressly assumed by San Juan under the Purchase Agreement.

            As of the Closing Date, San Juan has agreed to assume and perform (except to the extent expressly retained by BROG pursuant to the Purchase Agreement) the liabilities and obligations of BROG that pertain to the ownership and operation of the Interests (i) that relate to periods after the Effective Time and arise under the Trust Agreement or the Net Profits Conveyance, (ii) that relate to periods after the Effective Time and that arise under the existing leases, operating agreements, gas purchase contracts or other agreements relating to the Interests, (iii) in connection with balancing of overproduction or underproduction from the Interests relating to periods before or after the Effective Time, (iv) that relate to environmental claims, to the extent the aggregate cost to remediate such environmental claims does not exceed $250,000, net to BROG's interest in the affected Interests, and (v) for any violation of environmental laws waived pursuant to the Purchase Agreement. As of the Closing Date, San Juan has also agreed to assume and perform the liabilities and obligations of BRI that relate to periods after the Effective Time and arise under the Administrative Services Agreement. Additionally, as of the Closing Date, San Juan has agreed to assume and perform any and all liabilities and obligations to comply with all laws and governmental regulations with respect to the Interests relating to events which occur after the Effective Time.

            San Juan has further agreed, to the fullest extent permitted by law, to indemnify BROG, BRI and certain of their related parties (the "Seller Parties") from and against any and all claims attributable to or arising out of the following: (i) the ownership or operation of the Interests subsequent to the Effective Time, (ii) San Juan's assumption of any obligation or liability contained in the Purchase Agreement, (iii) the breach by San Juan of its representations, agreements or covenants contained in the Purchase Agreement, and (iv) any act, omission, event, condition or circumstance involving or relating to the Interests occurring or existing before the Effective Time that was waived pursuant to the terms of the Purchase Agreement.

          San Juan has also agreed, to the fullest extent permitted by law, to indemnify and hold the Seller Parties harmless from and against any and all claims attributable to or arising out of any claims or actions by or through any holder of any interest in the Trust in connection with the transactions contemplated by the Purchase Agreement or the termination or liquidation of the Trust as contemplated by the Purchase Agreement.

          In addition, San Juan has agreed, to the fullest extent permitted by law, to indemnify the Seller Parties from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Seller Parties become subject under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), insofar as such loss, claim, damage, liability or action arises out of or is based upon, (i) any actual or alleged untrue statement of a material fact contained in any preliminary or definitive proxy statement, information statement, other solicitation material or any other document filed by or on behalf of San Juan with the Securities and Exchange Commission (the "Commission"), or any other statement publicly made by or on behalf of San Juan in connection with the proposal by San Juan to terminate the Trust or any actions taken by or behalf of San Juan after such termination, or
(ii) the actual or alleged omission to state in any preliminary or definitive proxy statement, information statement, other solicitation material or any other document filed by or on behalf of San Juan with the Commission, or any other statement publicly made by or on behalf of San Juan in connection with the proposal by San Juan to terminate the Trust or any actions taken by or on behalf of San Juan after such termination, any material fact required to be stated therein or necessary to make the statements therein not misleading. San Juan, however, will not be liable to the extent that any such claim arises out of, or is based upon, (x) any fraudulent misrepresentation, gross negligence or willful misconduct of BROG or (y) any untrue statement or omission included in any such preliminary or definitive proxy statement, information statement or other solicitation material in reliance upon and in conformity with written information furnished to San Juan or the trustee of the Trust by or on behalf of BROG or any third party specifically for inclusion therein.

          If the indemnification described above is unavailable for any reason or is insufficient to hold harmless the Seller Parties in respect of any such loss, claim, damage or liability, or any action in respect thereof, then San Juan shall, in lieu of indemnifying the Seller Parties, contribute to the amount paid or payable by the Seller Parties as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as appropriate to reflect the relative fault of San Juan with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the actual or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by San Juan to the Seller Parties.

          Closing under the Purchase Agreement. The Purchase Agreement provides that the closing of the transactions under such agreement is to be held no later than ten business days following the Purchase Agreement Trust Termination Date (as defined below), or at such other time as BROG and San Juan may agree (the "Closing" or the "Closing Date"). Pursuant to the terms of the Purchase Agreement, the "Purchase Agreement Trust Termination Date" is the date on which all of the following conditions have been fully satisfied: (i) the Unitholders of the Trust have approved, by an affirmative vote or consent, the termination and liquidation of the Trust in accordance with Article VIII and
Section 9.02 of the Trust Agreement and (ii) the clearance or approval of the transactions contemplated in clause (i) above and any related filings required or advisable under applicable laws and regulations by all governmental authorities and with any applicable stock exchange requirements.

          The obligation of BROG to close the transactions contemplated by the Purchase Agreement is subject to certain conditions, including (i) the termination of all of BRI's obligations (other than obligations relating to the winding-up of the Trust and any obligations which expressly survive the termination of the Trust) under the Trust Agreement and under the Administrative Services Agreement; (ii) that the total adjustments to the purchase price do not exceed $4,000,000; (iii) there being no pending legal or equitable action seeking to enjoin, prohibit or declare illegal the purchase and sale of the Interests as contemplated by the Purchase Agreement; and (iv) all consents, approvals and waivers required to be obtained in order to consummate the transactions shall have been obtained, other than consents and approvals that are customarily obtained after the consummation of similar transactions. The obligation of San Juan to close the Purchase Agreement is also subject to certain similar conditions.

          At the Closing, (i) San Juan will execute and BROG will cause Burlington Resources Gathering Inc. ("BRGI"), as successor-in-interest to Meridian Oil Gathering Inc. ("MOGI") to execute and deliver an amendment to the Gathering Agreement, pursuant to which BRGI will agree to gather, dehydrate, treat and deliver up to 58,000 MCFD of San Juan's gas for a specified fee through at least December 31, 2007; (ii) San Juan will execute, and BROG will cause BRTI, as successor-in-interest to MOTI, to execute and deliver, an agreement pursuant to which the Gas Contract will be terminated, on the last day of the month in which the Purchase Agreement Trust Termination Date occurs; and
(iii) San Juan shall execute and deliver and BROG shall cause BRTI to execute and deliver, an agreement whereby each time San Juan receives a bona fide offer from a third party to purchase gas produced from the Interests for a term of greater than six months, BRTI shall have a right of first refusal for five business days to purchase such gas upon the same terms contained in such offer.

          Termination of the Purchase Agreement. Except as otherwise provided in the Purchase Agreement, if all of the conditions to Closing described in the Purchase Agreement have not been satisfied or waived by the respective parties on or before April 1, 1999 (or such later date as may be mutually agreed upon by the parties in writing), the Purchase Agreement will terminate; provided, however, the Purchase Agreement shall not terminate automatically on April 1, 1999 if (i) the conditions to closing set forth in the Purchase Agreement have not been satisfied solely because the transactions contemplated by the Purchase Agreement are still pending approval or clearance from the Commission or other regulatory agency, or (ii) such approvals or clearances have been received, but because of the delay involved in obtaining such approvals or clearances, adequate time does not remain to accomplish the steps subsequent to receiving such approvals or clearances necessary for all such conditions to have been met. Each party will remain liable for any willful failure to satisfy any conditions to Closing required to be satisfied by it or for such party's breach of any of its representations, covenants or other obligation contained in the Purchase Agreement. In addition, if San Juan fails to timely initiate proceedings to terminate or liquidate the Trust in accordance with Article VIII and Sections
9.02 and 9.03 of the Trust Agreement, San Juan is required to pay to BROG $2,000,000 as liquidated damages.

          Covenants under the Purchase Agreement. During the period from the date of the Purchase Agreement to Closing, BROG has agreed to consult with San Juan with respect to matters concerning the Interests, including certain authorizations for expenditures, and with respect to all other material decisions to be made with respect to the Interests.

          From the date of the Purchase Agreement until its termination, BROG has agreed that it will not, and will use its commercially reasonable efforts to cause its officers, directors, employees, financial or legal advisors not to, directly or indirectly, (i) take any action to solicit, initiate or encourage any proposal to acquire from BROG the Interests, or any interest therein, (ii) engage in negotiations with, or disclose any nonpublic information relating to the Interests or afford access to the properties, books or records of BROG or any of its subsidiaries to, any person that may be considering making, or has made, a proposal to acquire the Interests, or (iii) exercise its right under
Section 9.03(c) of the Trust Agreement to make a cash offer to purchase all of the Remaining Royalty Interests at any time prior to the sixtieth day following the date of the Unitholder Meeting (at which the Unitholders approve the termination of the Trust). BROG has agreed in the Purchase Agreement that it will, and will cause its directors, employees, officers and financial and legal advisors to, cease immediately and cause to be terminated all activities, discussions or negotiations, if any, with any persons conducted heretofore with respect to any proposal by any person to acquire the Interests, or any interest therein.

          In addition to the foregoing, to the extent the amount of certain "Price Credits" in the "Price Credit Accounts" under the Gas Contract decreases as measured at certain points in time from the Effective Time through the Gas Contract termination date, BRTI shall pay to San Juan an amount equal to such difference. If such Price Credits have increased over such time periods, San Juan shall pay to BRTI an amount equal to such difference.

          A copy of the Purchase and Sale Agreement is included as an exhibit to San Juan's Amendment No. 26 to Schedule 13D dated October 21, 1998, and all references to the Purchase Agreement herein are qualified in their entirety by reference to such Agreement.

TERMINATION OF THE TRUST AS PROPOSED BY THE TERMINATION PROPOSAL

          Termination of the Trust. According to the terms of the Trust Agreement, the Trust may terminate prior to January 1, 2003, only upon the affirmative vote in favor of termination of the Trust by the holders of at least 662/3% of the outstanding Units. A meeting of the Unitholders may be called by Unitholders owning of record not less than 10% of the then outstanding Units. San Juan currently beneficially owns more than 662/3% of the outstanding Units.

          Meeting of Unitholders. Pursuant to the Purchase Agreement, San Juan agreed that, in its capacity as a record owner of at least 10% of the outstanding Units, it would call a meeting (or request that a meeting be called) of the Unitholders (the "Unitholder Meeting") to be held as soon as reasonably practicable under the circumstances for the purpose of voting on the termination of the Trust in accordance with Article VIII and Section 9.02 of the Trust Agreement. On October 29, 1998, San Juan delivered notice to the Trustee stating its desire to call as soon as practicable, a meeting of the Unitholders to consider and vote upon the Termination Proposal.

          As required under the Trust Agreement, the notice of the meeting must be distributed at least 20, but not more than 60, days prior to the date of the meeting. At the meeting of the Unitholders as described in the Information Statement, San Juan intends to vote any and all Units owned by it or over which it has voting control at the time of such meeting in favor of the Termination Proposal. At the meeting, if the holders of at least 662/3% of the Units vote in favor of the Termination Proposal, it is expected that the Trustee will commence the liquidation process in accordance with the terms of the Trust Agreement, and the Trust will continue until all of the affairs of the Trust are liquidated and wound up in accordance with Article IX of the Trust Agreement. In connection with the meeting, San Juan is not soliciting proxies from the Unitholders to vote on the Termination Proposal.

          In connection with the meeting of Unitholders, the Purchase Agreement obligates San Juan to (i) prepare (or cause to be prepared) and use (alone or with others) its commercially reasonable efforts to have cleared by the Commission as promptly as practicable such information regarding the Termination Proposal as is required to be included in a proxy or information statement and all other proxy or informational materials to be filed with the Commission for such meeting and (ii) otherwise comply with all legal requirements applicable to it under federal (including, without limitation, the Exchange Act), state or local law and the rules of The New York Stock Exchange, Inc. applicable to it (including without limitation, the requirements applicable to it arising under the Trust Agreement). The Purchase Agreement provides that such filed material will include a statement that San Juan intends to vote its Units and the Units for which it controls the voting rights at the Unitholder meeting "for" approval of the Termination Proposal.

          Under the Purchase Agreement, BROG has agreed to notify the Trustee in writing pursuant to the Trust Agreement to prepare and file with the Commission, use its commercially reasonable efforts to have cleared by the Commission and thereafter mail to the Unitholders a definitive proxy or information statement of the Trust that includes a description of the Termination Proposal. The Purchase Agreement provides that when the statement has been cleared by the Commission for mailing, BROG (upon San Juan's request) shall notify the Trustee in writing to mail the definitive proxy or information statement, as applicable, to the Trust Unitholders as of the applicable record date.

          San Juan has agreed to use its reasonable best efforts to assure under the circumstances that the proxy or information statement and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the requirements of the Exchange Act applicable to San Juan. San Juan has also agreed to use its reasonable best efforts to assure under the circumstances that, at the time the proxy or information statement or any amendment or supplement thereto is first mailed to the Unitholders and at the time such Unitholders vote on the approval of the Termination Proposal, the proxy or information statement, as supplemented or amended, if applicable, will, to San Juan's knowledge, not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. These representations and warranties, however, do not apply to statements or omissions included in the proxy or information statement or any amendment or supplement thereto based upon information furnished to San Juan by BROG or any other person for use (or incorporation by reference) therein.

          The Purchase Agreement provides that San Juan shall pay all reasonable costs (other than legal fees and expenses incurred by the Trustee or the Trust) incurred by BROG, BRI and their respective affiliates related to the preparation of this information statement or any other document that is required to be filed on behalf of the Trust with the Commission or mailed to Unitholders in connection with the transactions contemplated hereby.

          Liquidation Procedure. Set forth below is a summary of procedures concerning the liquidation of the Trust as currently provided in the Trust Agreement and assuming that the transactions contemplated by the Purchase Agreement have been consummated, including the assignment by BROG of its rights under the Trust Agreement to San Juan.

          Within five business days following the Termination Date, the Trust must (i) provide San Juan (as successor to BROG's and BRI's rights under the Trust Agreement) and the Delaware Trustee or its successor with written notice of the termination of the Trust and (ii) engage an investment banking firm (the "Advisor") to assist the Trustee in selling the Remaining Royalty Interests.

          The Purchase Agreement provides that the consummation of the transactions contemplated thereunder shall occur when all of the conditions to closing under the Purchase Agreement have been satisfied or waived, which is currently expected to be a date which is within ten days following the date of the approval of the Unitholders of the termination of the Trust. See "-- Closing under the Purchase Agreement" above.

          Under Section 9.03(c) of the Trust Agreement, San Juan (as successor to BROG's and BRI's rights under the Trust Agreement) may, but is not obligated to, make a written cash offer to purchase the Remaining Royalty Interests, which offer must be delivered to the Trustee within 60 days following the Termination Date (the "Option Period Termination Date"). It is the current intention of San Juan to waive its right to make an offer to purchase the Remaining Royalty Interests under Section 9.03(c) of the Trust Agreement; however, no assurances can be given that San Juan will waive its rights to make such an offer. If San Juan does make an offer to purchase the Remaining Royalty Interests, the Trustee must decide, based on the recommendation of the Advisor, whether to accept the offer. The Trustee must provide written notice to San Juan of its decision regarding any such offer by the later of (i) the Option Period Termination Date and (ii) the tenth business day after the date the Trustee receives San Juan's offer. The Trustee's notice must state that the Trustee (i) accepts the offer (which acceptance is conditional on the receipt of an opinion of the Advisor of the fairness of San Juan's offer to the Unitholders from a financial point of view) or (ii) defers action on the offer. If the Trustee accepts San Juan's offer, San Juan and the Trustee must use their best efforts to close the purchase within 30 days of San Juan's receipt of notice of acceptance. See also "Reasons for and Interest of San Juan in the Termination Proposal" below.

          If the Trustee defers action on San Juan's offer, such offer shall be deemed withdrawn and the Trustee must use its best efforts, with the Advisor's assistance, to obtain other cash offers for the Remaining Royalty Interests. The Trustee must notify San Juan of the highest acceptable offer (which under the Trust Agreement must be an all cash offer), if any, received by the Trust within 120 days following the Termination Date. Under Section 9.03(e) of the Trust Agreement, San Juan may, but is not obligated to, purchase all of the Remaining Royalty Interests (i) if the highest acceptable offer is more than 105% of San Juan's original offer under Section 9.03(c) of the Trust Agreement, or if San Juan did not make an offer under Section 9.03(c) of the Trust Agreement, for a cash purchase price equal to 105% of the highest acceptable offer and (ii) if the highest acceptable offer is equal to or less than 105% of San Juan's original offer under Section 9.03(c) of the Trust Agreement, for a cash purchase price equal to the highest acceptable offer. San Juan must provide written notice of its election to purchase the Remaining Royalty Interests under Section 9.03(e) of the Trust Agreement within five business days of San Juan's receipt of notice of the highest acceptable offer. San Juan and the Trustee must use their best efforts to close the purchase within 30 days of San Juan's receipt of notice of the highest acceptable offer.

          If no other acceptable cash offers are received for the Remaining Royalty Interests, the Trustee may request that San Juan submit another offer. If San Juan makes an offer, and the Trustee accepts it, the acceptance will be conditional upon receipt of an opinion of the Advisor of the fairness, from a financial point of view, of the offer to the Unitholders. Section 9.03(e) of the Trust Agreement provides that San Juan and the Trustee must use their best efforts to close the purchase within 30 days of San Juan's receipt of notice of acceptance of the offer.

          Pursuant to Section 9.03(g) of the Trust Agreement, if any assets or property of the Trust estate have not been sold, or no definitive agreement for their sale has been entered into, within one year after the Termination Date, the Trustee will cause the property to be sold at public auction to the highest cash bidder (which may be San Juan or any of its affiliates). Notice of such auction must be mailed to each Unitholder at least 30 days prior to the date thereof.

          More comprehensive information concerning meetings of the Unitholders and the termination and liquidation of the Trust is included in the Trust Agreement (which was filed as Exhibit 3.1 to the Registration Statement on Form S-3, Registration No. 33-61164, as amended, by BRI with the Commission on its own behalf and as sponsor of the Trust), and the information regarding such meetings and the termination and liquidation of the Trust set forth in this Information Statement is qualified in its entirety by reference to the Trust Agreement.

REASONS FOR AND INTEREST OF SAN JUAN IN THE TERMINATION PROPOSAL

          General. San Juan is seeking to initiate proceedings to terminate the Trust pursuant to the Termination Proposal for the reasons set forth below. If San Juan is the successful bidder for the Trust's Remaining Royalty Interests, San Juan expects that it will receive certain benefits not realized generally by the Unitholders. In addition, San Juan expects to realize certain benefits that will be realized by all the Unitholders generally, even if San Juan is not the purchaser of the Remaining Royalty Interests. See "Interest of Unitholders in the Termination Proposal."

          It should be noted that no assurances can be given that the benefits expected to inure to San Juan or the Unitholders as set forth in this section and under "Interest of Unitholders in the Termination Proposal" below will ultimately be realized, and if so, the extent to which these benefits will be realized. The realization of the beneficial effects expected to occur as set forth below are based upon a number of factors and assumptions, any of which proven untrue or which do not occur, could adversely affect the outcome of the results anticipated below. For example, as noted in this discussion, no assurance can be given that San Juan will bid or offer to purchase the Remaining Royalty Interests, and if so, the terms thereof, or whether such purchase will ultimately be consummated. The failure of San Juan to effect such purchase may have the effect of negating the benefits which would otherwise be expected to be derived therefrom. The degree of the benefits expected to be realized from the section 29 tax credits may be subject to the tax treatment of a particular Unitholder and the matters set forth in "Summary of Federal Income Tax Consequences - Allocations After Vote to Terminate Trust" contained in the Information

Statement to which this Annex A is attached. No assurances can be given that any ultimate purchaser of the Remaining Royalty Interests will attribute additional value to any or all of the factors discussed below (including the termination of the Gas Contract, the amendment of the Gathering Contract, and the non-distribution of the proceeds of production attributable to the Remaining Royalty Interests), and if so, whether any such additional value will be ultimately realized by the Unitholders.

          Benefits Expected from the Purchase of the Remaining Royalty Interests. It is the current intention of San Juan to offer to purchase the Remaining Royalty Interests following an affirmative vote of the Unitholders to terminate the Trust through the exercise of the rights under Section 9.03(e) of the Trust Agreement assigned from BROG as described above. See "Termination of the Trust as Proposed by the Termination Proposal -- Liquidation Procedure." However, whether San Juan will so offer, and if so, be successful, will be dependent on a number of factors, including the price and terms of the offers or bids received from any third party bidders. For these reasons, no assurances can be given that San Juan will offer, and if so, be successful in its efforts, to acquire the Remaining Royalty Interests.

          Assuming that San Juan acquires the Leases and other Interests from BROG in accordance with the Purchase Agreement and San Juan is the purchaser of the Remaining Royalty Interests from the Trust, then San Juan expects to benefit from the increased aggregate value of the combined Remaining Royalty Interests and the Leases. First, in the event that San Juan is successful in acquiring the Remaining Royalty Interests, it is anticipated that San Juan would seek to merge its title in and to the Remaining Royalty Interests into its title in and to the Leases acquired from BROG under the Purchase Agreement, so that the Remaining Royalty Interests would terminate and the value of the Leases would increase as a result of no longer being burdened thereby. Secondly, San Juan believes that by owning both the Remaining Royalty Interests and the Leases, the value of such interests will increase through San Juan's ability to influence the operations of the Underlying Properties. As owner of leasehold and working interests in the Underlying Properties, San Juan would have rights to consent to and participate in decisions concerning future exploration, development and exploitation of such interests to the extent of its interests therein. Following any merger of title of the Remaining Royalty Interests and such leasehold interests, San Juan may elect to sell or exchange such combined interests, or it may elect to retain such combined interests for its own account. San Juan would be entitled to any economic gain realized as a result of such sale or exchange and any increase in value accruing during San Juan's ownership of such combined interests.

          In addition, San Juan will be allocated a portion of the Section 29 tax credits generated by the Underlying Properties by virtue of its ownership of an economic interest in the Underlying Properties. San Juan will be able to monetize these Section 29 tax credits by selling or exchanging its economic interest, and thereby the entitlement to the Section 29 tax credits, in the Underlying Properties to an unrelated third party while retaining a production payment or by forming a partnership with an unrelated third party and shifting most of the Section 29 tax credits to the unrelated party through the utilization of special allocations within the partnership. See Annex C to the Information Statement for information concerning Section 29 tax credits as of August 31, 1998 prepared by the Trust's independent petroleum engineers.

            The Unitholders generally will not realize directly any of the benefits described above; however, the Unitholders may indirectly benefit from any increased value of the Remaining Royalty Interests as a result of the approval of the Termination Proposal and the resulting liquidation of the Trust, due to the increased values inherent in the combined interests perceived by a purchaser thereof. In addition to the benefits described above, San Juan expects that it will realize the benefits realized by the Unitholders generally in connection with the transactions contemplated under the Termination Proposal. See "Interest of Unitholders in the Termination Proposal."

          Benefits Expected if San Juan does not Purchase the Remaining Royalty Interests. If San Juan is not the purchaser of the Remaining Royalty Interests, then San Juan believes that it will benefit indirectly through its beneficial ownership of Units from the ultimate sale of the Remaining Royalty Interests following the termination and liquidation of the Trust as described herein. See "Interest of Unitholders in the Termination Proposal." In the event that San Juan is unsuccessful in acquiring the Remaining Royalty Interests and the Remaining Royalty Interests are sold to a third party bidder, then the leases subject thereto will continue to be burdened by the Remaining Royalty Interests pursuant to the terms of the Net Profits Interest Conveyance.

          Existing Interest in the Underlying Properties. Effective as of September 1, 1997, O'Sullivan Oil and Scully Oil & Gas Company acquired a 0.0572% non-operating working/0.05033% net revenue interest in the Underlying Properties. The president and sole shareholder of Scully Oil & Gas Company is Christopher P. Scully. Christopher P. Scully and O'Sullivan Oil are each affiliated with San Juan. See "Identity and Background" above.

INTEREST OF UNITHOLDERS IN THE TERMINATION PROPOSAL

          General. San Juan believes that the termination and liquidation of the Trust and the effectuation of the other events set forth herein as part of the Termination Proposal will provide certain benefits to all of the Unitholders generally. San Juan believes that it, in its capacity as a Unitholder, will realize the benefits described herein. See "Reasons for and Interest of San Juan in the Termination Proposal -- General."

          Increase in Value of Units as a Result of the Termination Proposal. San Juan believes that the following aspects of the Termination Proposal will increase the value of the Remaining Royalty Interests, and in turn, the Units:
(i) the elimination of the Price Credit Account; (ii) the amendment to the Gathering Agreement; and (iii) following the Termination Date, the value of the Remaining Royalty Interests will increase because the proceeds from production attributable to the Remaining Royalty Interests will be held for the ultimate purchaser of such interests.

          Under the Gas Contract currently in place, BRTI is obligated to purchase the gas attributable to BROG's Interests. The monthly price to be paid is subject to adjustment, but BRTI must pay a specified minimum price for the gas it purchases. However, BRTI is entitled to a credit when the minimum price exceeds the Index Price (as defined in the Gas Contract), and the amount of this credit is credited to the Price Credit Account (as defined in the Gas Contract). BRTI is entitled to recoup the credit in the Price Credit Account under certain circumstances when the Index Price exceeds the minimum price. When BRTI recoups amounts accrued in the Price Credit Account, distributions with respect to proceeds from the sale of production attributable to the interests of BROG in the Underlying Properties, as well as the Remaining Royalty Interests owned by the Trust, are resultingly reduced. San Juan understands that the amount of the Price Credit Account as of July 1, 1998 was approximately $4.116 million. The Gas Contract terminates upon the termination of the Trust, and at such time the credit in the Price Credit Account shall be eliminated without payment by San Juan, as successor in interest to BROG, or the Trust to BRTI. Thus, it is expected that the Trust, and in turn the Unitholders, will realize a benefit of approximately $3.9 million upon the termination of the Trust.

          In connection with and as part of the Termination Proposal, it is expected that the Gathering Agreement will be amended to provide a ceiling on gathering cost escalations and further to include a fixed amount escalator provision. Under the current terms of the Gathering Agreement, there are no ceilings on the escalation provisions, which if in place would have the effect of capping future costs of gathering natural gas. These amendments should benefit the ultimate purchaser of the properties, and indirectly the Unitholders, as positively affecting the value of the Remaining Royalty Interests.

          Following the Termination Date, in accordance with Section 9.03(f) of the Trust Agreement, neither the Trust nor the Unitholders will be entitled to any proceeds of production attributable to the Remaining Royalty Interests after the Termination Date. Instead, under the Trust Agreement, the purchaser of the Remaining Royalty Interests under Sections 9.03(c) through (e) of the Trust Agreement will be entitled to all such proceeds. However, even though the Unitholders will not directly receive distributions from the proceeds of production after the Termination Date, it is anticipated that the Unitholders should indirectly benefit from such proceeds when final distributions are made after the sale of the Remaining Royalty Interests. After the Termination Date, it is expected that the value of the Remaining Royalty Interests will increase due to the purchaser's right to the proceeds from production after the Termination Date. This increased value in the Remaining Royalty Interests should be passed through to the Unitholders following the sale of the Remaining Royalty Interests through the distribution of the net sales proceeds to the Unitholders.

          Potential Purchase of Remaining Royalty Interests by San Juan at a Premium. Finally, San Juan believes that implementation of the termination and liquidation process set forth in the Trust Agreement will benefit the Unitholders in two respects. First, as provided in Section 9.03(c) of the Trust Agreement, San Juan, by acquiring BROG's preferential right to bid for the Trust's properties, would have the right to make a preemptive bid for the Remaining Royalty Interests. However, San Juan currently intends to waive this right and allow third parties to bid for the Remaining Royalty Interests. However, San Juan will retain the right to bid in the subsequent auction process along with other third parties.

          Secondly, assuming that the Trustee has obtained third party offers for the purchase of the Remaining Royalty Interests, San Juan, as the successor to BROG's and BRI's interests under Section 9.03(e) of the Trust Agreement, will have the right to purchase the Trust's Remaining Royalty Interests for an amount equal to 105% of the highest bid amount. Thus, the Unitholders have the potential to realize an additional 5% over the highest bid amount if San Juan exercises this right. There can be no assurance given, however, that San Juan will exercise this right. See "Termination of the Trust as Proposed by the Termination Proposal -- Liquidation Procedure."

POTENTIAL EFFECTS OF TERMINATION OF THE TRUST ON MARKET FOR THE UNITS; NYSE LISTING; EXCHANGE ACT REGISTRATION

          An affirmative vote to terminate and liquidate the Trust could adversely affect the liquidity and market value of the Units held by the public. Following such a vote but prior to the complete liquidation of the Trust, the Units may be delisted by the New York Stock Exchange ("NYSE"), and the registration of the Units under the Exchange Act may be terminated. Following the completion of a liquidation of the Trust, the Units shall be delisted from the NYSE and deregistered under the Exchange Act if they have not yet been so delisted and deregistered as of such time.

          According to the NYSE's published guidelines, the NYSE would consider delisting the Units if, among other things, (i) the operating assets of the Trust have been or are to be substantially reduced such as by sale, spin off, distribution, or discontinuance, or the Trust has ceased to be an operating company or discontinued a substantial portion of its operations or business;
(ii) liquidation of the Trust has been authorized and the Trust is committed to proceed; or (iii) the registration of the Trust under the Exchange Act is no longer effective.

          In the event of the delisting of the Units by the NYSE, it is possible that, prior to the complete liquidation of the Trust, the Units would continue to trade on another securities exchange or in the over-the-counter market and that price quotations would be reported by such exchange, by the National Association of Securities Dealers, Inc. (the "NASD") through the NASD Automated Quotation System ("Nasdaq") or by other sources. The extent of the public market for Units and the availability of such quotations would, however, depend upon such factors as the number of Unitholders remaining at such time, the interest in maintaining a market in such Units on the part of securities firms, the possible termination of registration under the Exchange Act as described below and other factors. The Units will be delisted from the NYSE upon the completion of the liquidation of the Trust if they have not been so deregistered prior to such time.

          The Units are currently registered under the Exchange Act. The vote of the Unitholders to terminate the Trust may result in the Units becoming subject to deregistration under the Exchange Act. Registration of the Units under the Exchange Act may be terminated upon application of the Trust to the Commission if the Units are no longer listed on a national securities exchange and there are fewer than 300 Unitholders of record. Termination of registration of the Units under the Exchange Act would substantially reduce the information required to be furnished by the Trust to Unitholders and to the Commission and would make certain provisions of the Exchange Act, such as the short-swing profit recovery provisions of Section 16(b) of the Exchange Act and the requirements of furnishing a proxy statement or information statement in connection with Unitholders' meeting pursuant to Section 14(a) or 14(c) of the Exchange Act, no longer applicable to the Trust. Furthermore, the ability of "affiliates" of the Trust and persons holding "restricted securities" of the Trust to dispose of such securities pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, may be impaired or eliminated. In addition, if registration of the Units under the Exchange Act were terminated, the Units would no longer be eligible for listing or Nasdaq reporting.

          It is the present intention of San Juan to seek to cause the Trust to apply for termination of registration of the Units as soon as practicable under the circumstances following Unitholder approval of the termination of the Trust if the requirements for termination of registration are met. The Units will be deregistered under the Exchange Act upon the completion of the liquidation of the Trust if they have not been so deregistered prior to such time.

          The Units are presently "margin securities" under the regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), which has the effect, among other things, of allowing brokers to extend credit on the collateral of such Units for the purpose of buying, carrying or trading in securities ("Purpose Loans"). Depending upon factors such as the number of record holders of the Units and the number and market value of publicly held Units, following the termination of the Trust, the Units may no longer constitute margin securities for purposes of the Federal Reserve Board's margin regulations and, therefore, could no longer be used as collateral for Purpose Loans made by brokers. In addition, if registration of the Units under the Exchange Act were terminated, the Units would no longer constitute margin securities.

                                                                     SCHEDULE I

                     DIRECTORS, MANAGERS, EXECUTIVE OFFICERS
                     OR CONTROLLING PERSONS OF THE ACQUIRORS

          1. The Purchaser. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of the manager of the Purchaser. Except as set forth below, the manager does not own any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

      O'Sullivan Oil           O'Sullivan Oil is a Texas corporation with its principal
                               executive offices at 910 Travis Street, Suite 2150, Houston,
                               Texas 77002. The principal business of O'Sullivan Oil is oil and gas exploration and production. C. N. O'Sullivan, a
                               United States citizen, is the controlling shareholder and
                               the President of O'Sullivan Oil. His business address is 910
                               Travis Street, Suite 2150, Houston, Texas 77002. The
                               principal employment of Mr. O'Sullivan for the preceding
                               five years has been acting as President of O'Sullivan Oil.

          2. EnCap B. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each director and executive officer of EnCap B. Each of the persons listed below is a director of EnCap B. The business address of each director and executive officer, unless otherwise indicated below, is 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. Each of the persons listed below is a United States citizen. None of such individuals owns any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

      Gary R. Petersen         Gary R. Petersen is Vice President and Treasurer of EnCap B,
                               the Vice President and Secretary/Treasurer of ECIC, and
                               Managing Director of EnCap. His business address, and the
                               business address of EnCap B, ECIC and EnCap, is 1100
                               Louisiana Street, Suite 3150, Houston, Texas 77002, and the
                               principal business of all such entities is engaging in oil and gas investments. Mr. Petersen has been employed in the capacity of Managing Director of EnCap from 1988 to the
                               present. In addition, Mr. Petersen is a director of ECIC,
                               Equus II Corporation, Harken Energy Corporation and Nuevo
                               Energy Corporation. The address of ECIC is 1100 Louisiana
                               Street, Suite 3150, Houston, Texas 77002, and its principal business is oil and gas investments. The address of Equus II
                               Corporation is 2929 Allen Parkway, Suite 2500, Houston,
                               Texas 77019, and its principal business is investing. The
                               address of Harken Energy Corporation is 5605 N. MacArthur
                               Blvd., Suite 400, Irving, Texas 75038, and its principal
                               business is oil and gas exploration, development and
                               production. The address of Neuvo Energy Company is 1331
                               Lamar, Suite 1650, Houston, Texas 77010, and its principal business is exploration for, and the acquisition,
                               exploitation, development and production of crude oil and
                               natural gas.

      D. Martin Phillips       D. Martin Phillips is Vice President and Secretary of EnCap
                               B and Managing Director of EnCap. His business address, and the business address of EnCap B and EnCap, is 1100 Louisiana
                               Street, Suite 3150, Houston, Texas 77002, and the principal business of both such entities is engaging in oil and gas
                               investments. Mr. Phillips has been employed in the capacity of Managing Director of EnCap from 1989 to the present.

      David B. Miller          David B. Miller is Vice President of EnCap B and Managing
                               Director of EnCap. His business address, and the business
                               address of EnCap B and EnCap, is 1100 Louisiana Street,
                               Suite 3150, Houston, Texas 77002, and the principal business of both such entities is engaging in oil and gas
                               investments. Mr. Miller has been

                               employed in the capacity of the Managing Director of EnCap from 1988 to the present.

   Robert L. Zorich            Robert L. Zorich is President of EnCap B, President of ECIC,
                               and Managing Director of EnCap. His business address, and
                               the business address of EnCap B, ECIC and EnCap, is 1100
                               Louisiana Street, Suite 3150, Houston, Texas 77002, and the
                               principal business of all such entities is engaging in oil and gas investments. Mr. Zorich has been employed in the
                               capacity of Managing Director of EnCap from 1988 to the
                               present. In addition, Mr. Zorich is a director of ECIC and
                               Benz Energy, Ltd. The address of ECIC is 1100 Louisiana
                               Street, Suite 3150, Houston, Texas 77002, and its principal business is oil and gas investments.

          3. ECIC. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each director and executive officer of ECIC. Each of the persons listed below is a director of ECIC. The business address of each director and executive officer, unless otherwise indicated below, is 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. Each of persons listed below is a United States citizen. None of such individuals owns any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

   Gary R. Petersen            See Part 2 above.

   Robert L. Zorich            See Part 2 above.

          4. Energy Capital. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each director of Energy Capital. None of such individuals owns any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

   Peter C. Tudball C.B.E.     Peter Tudball C.B.E. is a citizen of the United Kingdom. His business address is Casu Investments Ltd., London House,
                               53-54 Haymarket, London SW1Y 4RP. Mr. Tudball retired in
                               1993 as Managing Director and Vice Chairman of Graig
                               Shipping PLC, which is in the shipping business. He is
                               currently employed as a Non-executive Director of various
                               companies.

   Sir Peter G. Cazalet        Sir Peter G. Cazalet is a citizen of the United Kingdom. His business address is 15 Thames Walk, Hestor Road, London SW11
                               38G. Sir Cazalet retired in 1989 as Managing Director of
                               British Petroleum. In addition, he retired in 1996 as
                               Chairman of AVP PLC. He is currently employed as a
                               Non-executive Director of P & O PLC and other companies.

   Leo G. Deschuyteneer        Leo G. Deschuyteneer is a citizen of Belgium. Mr.
                               Deschuyteneer is currently employed as Executive Director of
                               Sofina SA, a financial holding company, and his business
                               address and the address of Sofina SA is 38 Rue de Naples,
                               B-1050, Brussels, Belgium. He is also currently employed as a Non-executive Director of other companies.

   Eugene Fiedorek             Eugene Fiedorek, a United State citizen, is Managing
                               Director of EnCap. The business address of EnCap is 1100
                               Louisiana Street, Suite 3150, Houston, Texas 77002, and the
                               principal business EnCap is engaging in oil and gas
                               investments. Mr. Fiedorek has been employed in the capacity of Managing Director of EnCap from 1988 to the present. In addition, Mr. Fiedorek is a director of Apache
                               Corporation, Aviva Petroleum, Inc. and Matador Petroleum
                               Corp. The address of Apache Corporation is One Post Oak
                               Central, 2000 Post Oak Boulevard, Suite 100, Houston, Texas
                               77056-4400, and its principal business is the exploration, development and production of natural gas, crude oil and
                               natural gas liquids. The address of Aviva Petroleum, Inc. is
                               8235 Douglas Avenue, Suite 400, Dallas, Texas 75225, and its
                               principal business is the exploration, production and
                               development of oil and gas. The address of Matador Petroleum
                               Corp. is 8340 Meadow Road #158, Dallas, Texas 75231, and its
                               principal business is oil and gas exploration and
                               development.

   Alan B. Henderson           Alan B. Henderson is a citizen of the United Kingdom. Mr.
                               Henderson is currently employed as Chairman of Ranger Oil
                               (UK) Ltd. and his business address and the address of Ranger
                               Oil (UK) Ltd. is Ranger House, Walnut Tree Close, Guildford,
                               Surrey GU1 4US. He is also currently employed as a
                               Non-executive Director of other companies.

   James F. Ladner             James F. Ladner is a citizen of Switzerland. Mr. Ladner is
                               Executive Director of RP & C International, an investment
                               banker, and his business address and the address of RP & C
                               International is Gartenstrasse 10, CH-8002, Zurich,
                               Switzerland. He is also currently employed as a
                               Non-executive Director of other companies.

   Gary R. Petersen            See Part 2 above.

   William W. Vanderfelt       William W. Vanderfelt is a citizen of the United Kingdom.
                               Mr. Vanderfelt is Managing Partner of Petercam S.A., a stock brokerage firm, and his business address and the address of
                               Petercam S.A. is 19 Place Sainte-Gudule, B-1000, Brussels,
                               Belgium.

          5. EnCap. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each member and managing director of EnCap. Each managing director is a member of EnCap. The business address of each member and managing director, unless otherwise indicated below, is 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. Each member and managing director of EnCap is a United States citizen. None of such individuals owns any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

   Eugene C. Fiedorek          See Part 4 above.

   David B. Miller             See Part 2 above.

   D. Martin Phillips          See Part 2 above.

   Gary R. Petersen            See Part 2 above.

   Robert L. Zorich            See Part 2 above.

          6. Banc One Capital Partners VIII, Ltd. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each manager of Banc One Capital Partners VIII, Ltd. Each of the managers of Banc One Capital Partners VIII, Ltd. is a United States citizen. None of such individuals owns any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

   David R. Meuse              David R. Meuse is Chairman, President and Chief Executive
                               Officer of Banc One Capital Holdings Corporation. His
                               business address, and the address of Banc One Capital
                               Holdings Corporation, is 150 E. Gay Street, 24th Floor,
                               Columbus, Ohio 43215. The principal business of Banc One
                               Capital Holdings Corporation is investments. Mr. Meuse has been employed in the capacity of Chairman, President and
                               Chief Executive Officer of Banc One Capital Holdings
                               Corporation since 1993.

   James J. Henson             James J. Henson is Executive Vice President of Banc One
                               Capital Holdings Corporation and Executive Vice President of
                               BOCP Holdings Corporation. His business address, and the
                               address of Banc One Capital Holdings Corporation, is 150 E.
                               Gay Street, 24th Floor, Columbus, Ohio 43215. The principal business of Banc One Capital Holdings Corporation is
                               investments. Mr. Henson has been employed in the capacity of
                               Executive Vice President of Banc One Capital Holdings
                               Corporation since 1993.

   Michael J. Endres           Michael J. Endres is Vice Chairman of Banc One Capital
                               Corporation and Chairman and President of BOCP Holdings
                               Corporation. His business address, and the address of Banc
                               One Capital Holdings Corporation, is 150 E. Gay Street,
                               24th Floor, Columbus, Ohio 43215. The principal business
                               of Banc One Capital Holdings Corporation is investments.
                               Mr. Endres has been employed in the capacity of Vice Chairman of Banc One Capital Corporation since 1992. The address of
                               BOCP Holdings Corporation is 150 E. Gay Street, Columbus, Ohio
                               43215, and its principal business is investments.

          7. BOCP Holdings Corporation. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each director of BOCP Holdings Corporation. Directors are indicated by an asterisk (*). Each of the directors and executive officers of BOCP Holdings Corporation is a United States citizen. None of such individuals owns any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

      Michael J. Endres*       See Part 6 above.

      William P. Boardman*     William P. Boardman is Senior Vice President of BANC ONE
                               CORPORATION. His business address, and the address of BANC
                               ONE CORPORATION, is 100 E. Broad Street, Columbus, Ohio
                               43215. The principal business of BANC ONE CORPORATION is
                               banking. Mr. Boardman has been employed with BANC ONE
                               CORPORATION for the preceding five years.


   Ronald D. Brooks*           Ronald D. Brooks has been Chairman, President and Chief
                               Executive Officer of Banc One Capital Corporation since
                               1993. His business address, and the address of Banc One
                               Capital Corporation, is 150 E. Gay Street, 22nd Floor,
                               Columbus, Ohio 43215. The principal business of Banc One
                               Capital Corporation is investments. Prior to 1993, Mr.
                               Brooks was Vice Chairman of Banc One Capital Corporation.

   Frederick L. Cullen*        Frederick L. Cullen is President and Chief Operating Officer
                               of Banc One Ohio Corporation. His business address, and the address of Banc One Ohio Corporation, is 100 E. Broad
                               Street, Columbus, Ohio 43215, and its principal business is owning and managing Bank One, N.A. and Bank One Trust
                               Company. Mr. Cullen has been employed with Banc One Ohio
                               Corporation for the preceding five years.

   G. Lee Griffin*             G. Lee Griffin is Chairman and Chief Executive Officer of
                               Banc One Louisiana Corporation. His business address, and
                               the address of Banc One Louisiana Corporation, is Bank One
                               Tower - Suite 2100, 451 Florida Street, Baton Rouge,
                               Louisiana 70801. The principal business of Banc One
                               Louisiana Corporation is owning and managing Bank One,
                               Louisiana. Mr. Griffin has been employed with Banc One
                               Louisiana Corporation, or its predecessor, Premier Bancorp, for the preceding five years.

   Daniel J. Jessee*           Daniel J. Jessee has been Vice Chairman of Banc One Capital
                               Corporation since 1994. His business address, and the
                               address of Banc One Capital Corporation, is 150 E. Gay
                               Street, 22nd Floor, Columbus, Ohio 43215. The principal
                               business of Banc One Capital Corporation is investments.
                               Prior to 1994, Mr. Jessee was Managing Director of Banc One
                               Capital Corporation.

   David J. Kundert*           David J. Kundert has been Chairman and Chief Executive
                               Officer of Banc One Investment Management Group, or its
                               predecessor, since 1995. His business address, and the
                               address of Banc One Investment Management Group, is 1111
                               Polaris Parkway-B2, Columbus, Ohio 43240. The principal
                               business of Banc One Investment Management Group is acting as a fiduciary branch, managing trusts for business and
                               individual clients and managing client 401(k)s. Mr. Kundert is also President and Chief Executive Officer of Banc One
                               Investment Advisors Corporation. The business address of
                               Banc One Investment Advisors Corporation is 1111 Polaris
                               Parkway-B2, Columbus, Ohio 43240. The principal business of
                               Banc One Investment Advisors Corporation is acting as an
                               investment advisory affiliate and managing BANC ONE
                               CORPORATION's 401(k) plan and mutual funds. Mr. Kundert has been employed in the capacity of Chairman and Chief
                               Executive Officer of Banc One Investment Advisors
                               Corporation since 1992.

   Robert F. B. Logan*         Robert F. B. Logan is currently retired. From 1995 to his
                               retirement in 1996, Mr. Logan was President and Chief
                               Executive Officer of Bank One, Arizona. His address, and the address of Bank One, Arizona, is 241 North Central - 36th
                               Floor, Phoenix, Arizona 85004. The principal business of
                               Bank One, Arizona is banking. From 1992 to 1995, Mr. Logan was retired.

   Donald L. McWhorter*        Donald L. McWhorter is currently retired. Prior to his
                               retirement in 1994, Mr. McWhorter was employed with BANC ONE
                               CORPORATION. His address, and the address of BANC ONE
                               CORPORATION, is 100 E. Broad Street, Columbus, Ohio 43215.
                               The principal business of BANC ONE CORPORATION is banking.

   David R. Meuse*             See Part 6 above.

   James V. Pickett*           James V. Pickett is Vice Chairman of Banc One Capital
                               Corporation. His business address, and the address of Banc
                               One Capital Corporation, is 150 E. Gay Street, 22nd Floor,
                               Columbus, Ohio 43215. The principal business of Banc One
                               Capital Corporation is investments. Mr. Pickett has been
                               employed in the capacity of Vice Chairman of Banc One
                               Capital Corporation since 1993. Prior to February 1993, Mr.
                               Pickett was Chairman of Pickett Companies. The address of
                               Pickett Companies is 150 E. Gay Street, 22nd Floor,
                               Columbus, Ohio 43215, and its principal business is real
                               estate asset management.

   William E. Roberts*         William E. Roberts is Vice Chairman of Banc One Capital
                               Corporation. His business address, and the address of Banc
                               One Capital Corporation, is 150 E. Gay Street, 22nd Floor,
                               Columbus, Ohio 43215. The principal business of Banc One
                               Capital Corporation is investments. Mr. Roberts has been
                               employed in the capacity of Vice Chairman of Banc One
                               Capital Corporation since 1993. Prior to this position, Mr.
                               Roberts was Chairman of Pickett Companies. The business
                               address of Pickett Companies is 150 E. Gay Street, 22nd
                               Floor, Columbus, Ohio 43215.

   Ronald G. Steinhart*        Ronald G. Steinhart has been Chairman and Chief Executive
                               Officer of Banc One Commercial Banking Group since 1996. His business address, and the address of Banc One Commercial
                               Banking Group, is 150 E. Gay Street, Columbus, Ohio 43215.
                               The principal business of Banc One Commercial Banking Group is commercial banking. From 1992 to 1996, Mr. Steinhart was
                               President of Bank One, Texas. The business address of Bank
                               One, Texas is 1717 Main Street, Dallas, Texas 75201. The
                               principal business of Bank One, Texas is banking.

          8. Banc One Capital Holdings Corporation. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each director and executive officer of Banc One Capital Holdings Corporation. Directors are indicated by an asterisk (*). Each of the directors and executive officers of Banc One Capital Holdings Corporation is a United States citizen. None of such individuals owns any Units.

   John B. McCoy*              John B. McCoy is Chairman of BANC ONE CORPORATION. His
                               business address, and the address of BANC ONE CORPORATION, is 100 E. Broad Street, Columbus, Ohio 43215. The principal business of BANC ONE CORPORATION is banking. In addition,
                               Mr. McCoy serves as a director of Cardinal Health, Inc.,
                               Ameritech Corporation, Federal Home Loan Mortgage
                               Corporation and Tenneco, Inc. The address of Cardinal
                               Health, Inc. is 5555 Glendon Court, Dublin, Ohio 43016, and
                               its principal business is the wholesale distribution of
                               pharmaceuticals and related health care products. The
                               address of Ameritech Corporation is 30 South Wacker Drive,
                               Chicago, Illinois 60606, and its principal business is
                               communications services. The address of Federal Home Loan
                               Mortgage Corporation is 8200 Jones Branch Drive, McLean,
                               Virginia 22102, and its principal business is providing
                               residential mortgages. The address of Tenneco, Inc. is 1275
                               King Street, Greenwich, Connecticut 06831, and its principal business is manufacturing automotive parts and packaging.
                               Mr. McCoy has been employed with BANC ONE CORPORATION for
                               the preceding five years.

   David R. Meuse*             See Part 6 above.

   James J. Henson*            See Part 6 above.

   Ronald D. Brooks*           See Part 7 above.

   David J. Kundert*           See Part 7 above.

   Michael J. Endres*          See Part 6 above.

   Brad L. Pospichel           Brad L. Pospichel has been Executive Vice President and
                               Treasurer of Banc One Capital Holdings Corporation since
                               1993. His business address, and the address of Banc One
                               Capital Holdings Corporation, is 150 E. Gay Street, 24th
                               Floor, Columbus, Ohio 43215. The principal business of Banc
                               One Capital Holdings is investments. Prior to 1993, he was
                               Treasurer of Banc One Capital Corporation. The address of
                               Banc One Capital Corporation is 150 E. Gay Street, 24th
                               Floor, Columbus, Ohio 43215, and its principal business is investments.

   Carter K. McDowell          Carter K. McDowell has been Senior Vice President and
                               Director of Compliance of Banc One Capital Holdings
                               Corporation since September 1997. His business address, and the address of Banc One Capital Holdings, is 150 E. Gay
                               Street, 24th Floor, Columbus, Ohio 43215. The principal
                               business of Banc One Capital Holdings is investments. From
                               1992 to September 1997, Mr. McDowell was Practice Group Head
                               for Regulatory and Compliance (Legal Department) for BANC
                               ONE CORPORATION. The address of BANC ONE CORPORATION is 100
                               E. Broad Street, Columbus, Ohio 43215, and its principal
                               business is banking.

          9. BANC ONE CORPORATION. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each director and executive officer of BANC ONE CORPORATION. Directors are indicated by an asterisk (*). Each of the directors and executive officers of BANC ONE CORPORATION is a United States citizen. To the knowledge of Acquirors, none of such individuals owns any Units.

   Bennett Dorrance*           Bennett Dorrance is an investor and Chairman and Managing
                               Director of DMB Associates. His business address, and the
                               address of DMB Associates, is 410 North 44th Street,
                               Phoenix, Arizona 85008. The principal business of DMB
                               Associates is real estate investment and development. Mr.
                               Dorrance also serves as Vice Chairman of Campbell Soup
                               Company, Inc. and is a director of UDC Homes, Inc. The
                               address of Campbell Soup Company, Inc. is Campbell Place,
                               Camden, New Jersey 08103-1799, and its principal business is the manufacturing and marketing of convenience food
                               products. The address of UDC Homes, Inc. is 6710 North
                               Scottsdale Road, Scottsdale, Arizona 85253, and its
                               principal business is home construction.

   Charles E. Exley, Jr.*      Charles E. Exley, Jr. is a Corporate Director of BANC ONE
                               CORPORATION. His business address, and the address of BANC
                               ONE CORPORATION, is 100 E. Broad Street, Columbus, Ohio
                               43271. The principal business of BANC ONE CORPORATION is
                               banking. In addition, Mr. Exley is a director of Merck &
                               Co., Inc. The address of Merck & Co. is One Merck Drive,
                               Whitehouse Station, New Jersey, 08889-0100, and its
                               principal business is pharmaceuticals.

   E. Gordon Gee*              E. Gordon Gee is President of The Ohio State University. His
                               business address, and the address of The Ohio State
                               University, is Columbus, Ohio 43210. In addition, Dr. Gee is a director of Abercrombie & Fitch, Inc., ASARCO, Inc.,
                               Columbia Gas of Ohio, Glimcher Realty Trust, Intimate
                               Brands, Inc. and The Limited, Inc. The address of
                               Abercrombie & Fitch, Inc. is Four Limited Parkway East, P.O.
                               Box 182168 Reynoldsburg, Ohio 43218, and its principal
                               business is the purchase, distribution and sale of men's and women's casual apparel. The address of ASARCO, Inc. is 180
                               Maiden Lane, New York, New York 10038, and its principal
                               business is the production of nonferrous metals, specialty chemicals and aggregates. The address of Columbia Gas of
                               Ohio is 200 Civic Center Drive South, Columbus, Ohio 43215
                               and its principal business is gas operations. The address of
                               Glimcher Realty Trust is 20 South Third Street, Columbus,
                               Ohio 43215, and its principal business is owning, leasing, acquiring, developing and operating enclosed regional malls, community shopping center properties and single tenant
                               retail properties. The address of Intimate Brands, Inc. is
                               Three Limited Parkway, P.O. Box 16000, Columbus, Ohio 43216,
                               and its principal business is the purchase, distribution and sale of lingerie, personal care products and women's
                               apparel. The address of The Limited, Inc. is Three Limited
                               Parkway, P.O. Box 16000, Columbus, Ohio 43216, and its
                               principal business is the purchase, distribution and sale of women's apparel, lingerie, men's apparel, personal care
                               products, children's apparel and a wide variety of sporting goods.

   John R. Hall*               John R. Hall has been retired since 1996. From 1992 to 1996,
                               Mr. Hall was Chairman and Chief Executive Officer of
                               Ashland, Inc. His business address, and the address of
                               Ashland, Inc., is 1000 Ashland Drive, Russell, Kentucky
                               41169. The principal business of Ashland, Inc. is oil
                               refining and the manufacturing and distribution of
                               chemicals. Mr. Hall also serves as a director of Reynolds
                               Metals Company, Humana Inc., CSX Corporation and UCAR
                               International, Inc. The address of Reynolds Metals Company is 6601 W. Broad Street, Richmond, Virginia 23261, and its
                               principal business is the manufacturing of aluminum. The
                               address of Humana Inc. is 500 West Main Street, Louisville,
                               Kentucky 40202, and its principal business is managed health care products. The address of CSX Corporation is 901 East
                               Cary Street, Richmond, Virginia 23219-4031, and its
                               principal business is rail freight transportation and
                               distribution services. The address of UCAR International is
                               39 Old Ridgebury Road, Danbury, Connecticut 06817-0001, and
                               its principal business is the manufacture of graphite and
                               carbon electrodes.

   Laban P. Jackson, Jr.*      Laban P. Jackson, Jr. is Chairman and Chief Executive
                               Officer of Clear Creek Properties, Inc. His business
                               address, and the address of Clear Creek Properties, Inc., is
                               101 Prosperous Place, Lexington, Kentucky 40509. The
                               principal business of Clear Creek Properties, Inc. is real estate development.

   John W. Kessler*            John W. Kessler is Chairman of The New Albany Company. The
                               principal business of The New Albany Company is real estate development. In addition, Mr. Kessler has been Chairman of
                               Marsh & McLennan Real Estate Advisors, Inc., a real estate development company since 1980, and Chairman of John W.
                               Kessler Company, a real estate development company, since
                               1975. Mr. Kessler has been employed with The New Albany
                               Company for the preceding five years.

   Richard J. Lehmann*         Richard J. Lehmann has been President of BANC ONE
                               CORPORATION since 1995 and Chief Operating Officer of BANC
                               ONE CORPORATION since 1996.

                               His business address, and the address of BANC ONE
                               CORPORATION, is 100 E. Broad Street, Columbus, Ohio 43271.
                               The principal business of BANC ONE CORPORATION is banking.
                               From 1991 to 1995, Mr. Lehmann was Chairman and Chief
                               Executive Officer of Banc One Arizona Corporation (formerly,
                               Valley National Corporation) and Bank One, Arizona, N.A.
                               (formerly, Valley National Bank). The address of Banc One
                               Arizona Corporation is 201 North Central Avenue, Phoenix,
                               Arizona 85004, and its principal business is owning and
                               managing Banc One Arizona, N.A., Bank One, Utah, N.A. and
                               Banc One Arizona Investment Corporation. The address of Bank
                               One, Arizona, N.A. is 241 North Central --36th Floor,
                               Phoenix, Arizona 85004, and its principal business is
                               banking.

   John B. McCoy*              See Part 8 above.

   John G. McCoy*              John G. McCoy is Chairman of the BANC ONE CORPORATION
                               Executive Committee. His business address, and the address of BANC ONE CORPORATION, is 100 E. Broad Street, Columbus,
                               Ohio 43271. The principal business of BANC ONE CORPORATION is banking. Mr. McCoy has been employed with BANC ONE
                               CORPORATION for the preceding five years.

   Thekla R. Shackelford*      Thelka R. Shackelford is an education consultant. In
                               addition, Ms. Shackelford is a director of Wendy's
                               International, Inc. and Fiserv Inc. The address of Wendy's
                               International, Inc. is P.O. Box 256, 4288 West
                               Dublin-Granville Road, Dublin, Ohio 43017-0256, and its
                               principal business is quick service restaurants. The address of Fiserv Inc. is 255 Fiserv Drive, Brookfield, Wisconsin
                               53045, and its principal business is computer technology and related products. Ms. Shackelford has been an education
                               consultant for the preceding five years.

   Alex Shumate*               Alex Shumate is Office Managing Partner of the Columbus
                               office of Squire, Sanders & Dempsey. His business address, and the address of Squire, Sanders & Dempsey, is 41 South
                               High Street, #1300, Columbus, Ohio 43215. Squire, Sanders &
                               Dempsey are attorneys-at-law. Mr. Shumate has been employed with Squire, Sanders & Dempsey for the preceding five years.

   Frederick P. Stratton, Jr*  Frederick P. Stratton, Jr. is Chairman and Chief Executive
                               Officer of Briggs & Stratton Corporation. His business
                               address, and the address of Briggs & Stratton Corporation, is 12301 West Wirth Street, Wauwatosa, Wisconsin 53222. The
                               principal business of Briggs & Stratton Corporation is the manufacture of air cooled gasoline engines for outdoor power equipment. Mr. Stratton is also a director of Midwest
                               Express Holdings, Inc., Weyco Group, Inc., Wisconsin
                               Electric Power Company and Wisconsin Energy Corporation. The
                               address of Midwest Express Holdings, Inc. is 6744 South
                               Howell Avenue, Oak Creek, Wisconsin 53154, and its principal business is the operation of a single-class, premium service passenger jet airline. The address of Weyco Group, Inc. is
                               234 E. Reservoir Avenue, P.O. Box 1188, Milwaukee, Wisconsin
                               53201, and its principal business is the manufacture,
                               purchase and distribution of men's footwear. The address of
                               Wisconsin Electric Power Company is 231 West Michigan
                               Street, P.O. Box 2045, Milwaukee, Wisconsin 53201, and its
                               principal business is electric, gas and steam utilities. The address of Wisconsin Energy Corporation is 231 West Michigan
                               Street, P.O. Box 2949, Milwaukee, Wisconsin 53201, and its
                               principal business is electric, gas and steam utilities.

   Robert D. Walter*           Robert D. Walter is Chairman and Chief Executive Officer of
                               Cardinal Health, Inc. His business address, and the address of Cardinal Health, Inc., is 5555 Glendon Court, Dublin,
                               Ohio 43016. The principal business of Cardinal Health, Inc.
                               is the wholesale distribution of pharmaceuticals and related health care products. Mr. Walter is also a director of
                               Karrington Health, Inc. and Westinghouse Electric
                               Corporation. The address of Karrington Health, Inc. is 919
                               Old Henderson Road, Columbus, Ohio 43220 and its principal business is developing, owing and operating assisted living residences. The address of Westinghouse Electric Corporation is Westinghouse Building, 11 Stanwix Street, Pittsburgh,
                               Pennsylvania 15222-1384, and it is a global company
                               operating in the fields of entertainment, technology and
                               industry.

   John C. Tolleson*           John C. Tolleson was formerly Chairman and Chief Executive
                               Officer of First USA, Inc. His business address, and the
                               address of First USA, Inc., is 1601 Elm Street, 47th Floor,
                               Dallas, Texas 75201. The principal business of First USA,
                               Inc. is issuing credit cards and providing other
                               credit-related services. In addition, Mr. Tolleson was
                               Chairman and Chief Executive Officer of First USA Financial,
                               Inc. The principal business of First USA Financial, Inc. is conducting the operations of First USA, Inc. Mr. Tolleson
                               was also a director of First USA Bank and First USA Federal
                               Savings Bank. The principal business of First USA Bank is
                               issuing credit cards. The principal business of First USA
                               Federal Savings Bank is providing financial services to card holders. Mr. Tolleson is also a chairman of First USA
                               Paymentech, which is a payment processor. The address of
                               First USA Financial, Inc., First USA Bank, First USA Federal
                               Savings Bank and First USA Paymentech is 1601 Elm Street,
                               47th Floor, Dallas, Texas 75201.

   John F. Havens*             John F. Havens is an honorary director of BANK ONE
                               CORPORATION. He is currently retired. Prior to his
                               retirement, he was chairman of BANC ONE CORPORATION. The
                               address of BANC ONE CORPORATION is 100 E. Broad Street,
                               Columbus, Ohio 45271, and its principal business is banking.

   Steven A. Bennett           Steven A. Bennett is Senior Vice President and General
                               Counsel of BANC ONE CORPORATION. His business address, and the address of BANC ONE CORPORATION, is 100 E. Broad Street,
                               Columbus, Ohio 43271. The principal business of BANC ONE
                               CORPORATION is banking. Mr. Bennett has been employed with
                               BANC ONE CORPORATION for the preceding five years.

   William P. Boardman         See Part 6 above.

   Bobby L. Doxey              Bobby L. Doxey has been Senior Vice President and Controller of BANC ONE CORPORATION since May 1996. His business
                               address, and the address of BANC ONE CORPORATION, is 100 E.
                               Broad Street, Columbus, Ohio 43271. The principal business of BANC ONE CORPORATION is banking. Prior to 1996, Mr. Doxey served as Chief Financial Officer of Bank One, Texas, N.A.
                               The principal business of Bank One, Texas, N.A. is banking, and its address is 1717 Main Street, Dallas, Texas 75201.

   Roman J. Gerber             Roman J. Gerber is Executive Vice President of BANC ONE
                               CORPORATION. His business address, and the address of BANC
                               ONE CORPORATION, is 100 E. Broad Street, Columbus, Ohio
                               43271. The principal business of BANC ONE CORPORATION is
                               banking. Mr. Gerber has been employed with BANC ONE
                               CORPORATION for the preceding five years.

   William C. Leiter           William C. Leiter is Senior Vice President of BANC ONE
                               CORPORATION. His business address, and the address of BANC
                               ONE CORPORATION, is 100 E. Broad Street, Columbus, Ohio
                               43271. The principal business of BANC ONE CORPORATION is
                               banking. Mr. Leiter has been employed with BANC ONE
                               CORPORATION for the preceding five years.

   Richard D. Lodge            Richard D. Lodge is Senior Vice President of BANC ONE
                               CORPORATION. His business address, and the address of BANC
                               ONE CORPORATION, is 100 E. Broad Street, Columbus, Ohio
                               43271. The principal business of BANC ONE CORPORATION is
                               banking. Mr. Lodge has been employed with BANC ONE
                               CORPORATION for the preceding five years.

   Michael J. McMennamin       Michael J. McMennamin is Executive Vice President and Chief
                               Financial Officer of BANC ONE CORPORATION. His business
                               address, and the address of BANC ONE CORPORATION, is 100 E.
                               Broad Street, Columbus, Ohio 43271. The principal business of BANC ONE CORPORATION is banking. Mr. McMennamin has been employed with BANC ONE CORPORATION for the preceding five
                               years.

          9. First Union Investors. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each director and executive officer of First Union Investors. Each person listed below is a director of First Union Investors. Each of the directors and executive officers of First Union Investors is a United States citizen. To the knowledge of Acquirors, none of such individuals owns any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

   Robert T. Atwood            Robert T. Atwood is Executive Vice President and Chief
                               Financial Officer of First Union Corporation and Executive
                               Vice President of First Union Investors. His business
                               address, the address of First Union Corporation, and the
                               address of First Union Investors is One First Union Center,
                               Charlotte, North Carolina 28288. First Union Corporation is
                               registered as a bank holding company. The principal business of First Union Investors is engaging in various investment activities on behalf of First Union Corporation and its
                               affiliates. Mr. Atwood has been employed with First Union
                               Corporation for the preceding five years.

   Edward E. Crutchfield       Edward E. Crutchfield is Chairman and Chief Executive
                               Officer of First Union Corporation. His business address,
                               and the address of First Union Corporation, is One First
                               Union Center, Charlotte, North Carolina 28288. First Union
                               Corporation is registered as a bank holding company. Mr.
                               Crutchfield has been employed with First Union Corporation for the preceding five years. In addition, Mr. Crutchfield is a director of Bernhardt Industries, Inc., Liberty
                               Corporation and V F Corporation. The address of Bernhardt
                               Industries, Inc. is P.O. Box 740, Lenoir, North Carolina
                               28645, and its principal business is the manufacturing of
                               furniture. The address for Liberty Corporation is Post
                               Office Box 789, Wade Hampton Boulevard, Greenville, S. C.
                               29602, and its principal business is life insurance and
                               television broadcasting. The address of V F Corporation is
                               1047 North Park Road, Wyomissing, Pennsylvania 19610, and
                               its principal business is the design, manufacture and
                               marketing of apparel.

   John R. Georgius            John R. Georgius is President and Chief Operating Officer of
                               First Union Corporation and President of First Union
                               Investors. His business address, the address of First Union
                               Corporation, and the address of First Union Investors is One
                               First Union Center, Charlotte, North Carolina 28288. First
                               Union

                        Corporation is registered as a bank holding company.
                        The principal business of First Union Investors is engaging in various investment activities on behalf of First Union
                        Corporation and its affiliates. Mr. Georgius has been
                        employed with First Union Corporation for the preceding five years.

          10. First Union Corporation. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each director and executive officer of First Union Corporation. Directors are indicated by an asterisk (*). Each of the directors and executive officers of First Union Corporation is a United States citizen. To the knowledge of Acquirors, none of such individuals owns any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

   A. Dano Davis*              A. Dano Davis is Chairman, Principal Executive Officer and a
                               director of Winn-Dixie Stores, Inc. His business address,
                               and the address of Winn-Dixie Stores, Inc., is 5050 Edgewood
                               Court, Jacksonville, Florida 32254. The principal business of Winn-Dixie Stores, Inc. is retail grocery sales. Mr.
                               Davis has been employed with Winn-Dixie Stores, Inc. for the preceding five years. In addition, Mr. Davis is a director of American Heritage Life Investment Corporation. The
                               address of American Heritage Life Investment Corporation is
                               American Heritage Life Building, 1776 American Heritage Life
                               Drive, Jacksonville, Florida 32224, and its principal
                               business is life insurance.

   Roddey Dowd, Sr.*           Since April 1998, Roddey Dowd, Sr. has served as Chairman of the Executive Committee of Charlotte Pipe and Foundry
                               Company. His business address, and the address of Charlotte
                               Pipe and Foundry Company, is P.O. Box 35430, Charlotte,
                               North Carolina 28235. The principal business of Charlotte
                               Pipe and Foundry Company is manufacturing pipe and fittings.
                               Mr. Dowd has been employed with Charlotte Pipe and Foundry
                               Company for the preceding five years. In addition, Mr. Dowd is a director of Ruddick Corporation. The address of Ruddick
                               Corporation is 2000 Two First Union Center, Charlotte, North
                               Carolina 28282, and its principal business is a diversified holding company.

   William H. Goodwin, Jr.*    William H. Goodwin, Jr. is Chairman of CCA Industries. His
                               business address, and the address of CCA Industries, is 901
                               East Cary Street, Suite 1400, Richmond, Virginia 23219. The
                               principal business of CCA Industries is manufacturing sports and other equipment. CCA Industries is also a diversified
                               holding company. Mr. Goodwin has been employed with CCA
                               Industries for the preceding five years. Mr. Goodwin is also a director of Bassett Furniture Industries, Incorporated.
                               The address of Bassett Furniture Industries, Incorporated is
                               3525 Fairystone Park Highway, Bassett, Virginia 24055, and
                               its principal business is manufacturing and selling
                               furniture.

   Norwood H. Davis*           Norwood H. Davis is Chairman of the Board, Chief Executive
                               Officer and a director of Trigon Healthcare, Inc., a managed healthcare company. The address of Trigon Healthcare, Inc.
                               is 2015 Staples Mill Road, Richmond, Virginia 23230. Mr.
                               Davis has been employed by Trigon Healthcare, Inc. for the preceding five years. Mr. Davis is also a director of Hilb,
                               Rogal and Hamilton Company. The address of Hilb, Rogal and
                               Hamilton Company is 4235 Innslake Drive, Glen Allen,
                               Virginia 23060, and it is a provider of insurance agents,
                               brokers and services.

   Radford D. Lovett*          Radford D. Lovett is Chairman of Commodores Point Terminal
                               Corp. His business address, and the address of Commodores
                               Point Terminal Corp, is 1600 Independent Square,
                               Jacksonville, Florida 32202. The principal business of
                               Commodores Point Terminal Corp is operating a marine
                               terminal and a real estate management company. Mr. Lovett
                               has been employed with Commodores Point Terminal Corp. for the preceding five years. In addition, Mr. Lovett is a
                               director of American Heritage Life Investment Corporation,
                               Florida Rock Industries, Inc., FRP Properties, Inc. and
                               Winn-Dixie Stores, Inc. The address of American Heritage
                               Life Investment Corporation is American Heritage Life
                               Building, 1776 American Heritage Life Drive, Jacksonville,
                               Florida 32224, and its principal business is life insurance.
                               The address of Florida Rock Industries, Inc. is 155 East
                               21st Street, Jacksonville, Florida 32206, and its principal business is the production and sale of ready mixed concrete and the mining, processing and sale of sand, gravel and
                               crushed stone. The address for FRP Properties, Inc. is 155
                               East 21st Street, Jacksonville, Florida 32206, and its
                               principal business is transportation and real estate. The
                               address of Winn-Dixie Stores, Inc. is 5050 Edgewood Court,
                               Jacksonville, Florida 32254-3699, and its principal business is retail grocery sales.

   Randolph N. Reynolds*       Randolph N. Reynolds is Vice Chairman and a director of
                               Reynolds Metals Company. His business address, and the
                               address of Reynolds Metals Company, is 6601 W. Broad Street,
                               Richmond, Virginia 23261. The principal business of Reynolds
                               Metals Company is the manufacturing of aluminum. Mr.
                               Reynolds has been employed with Reynolds Metals Company for the preceding five years.

   G. Alex Bernhardt, Sr.*     G. Alex Bernhardt, Sr. is Chairman and Chief Executive
                               Officer of Bernhardt Furniture Company. His business
                               address, and the address of Bernhardt Furniture Company, is
                               P.O. Box 740, Lenoir, North Carolina 28645. The principal
                               business of Bernhardt Furniture Company is the manufacturing of furniture. Prior to 1996, Mr. Bernhardt was President and
                               Chief Executive Officer of Bernhardt Furniture Company. Mr.
                               Bernhardt is also a director of Duke Energy Corporation. The address of Duke Energy Corporation is 422 S. Church Street,
                               PB04G, Charlotte, North Carolina 28242, and it is an
                               electric utility.

   W. Waldo Bradley*           W. Waldo Bradley is Chairman of Bradley Plywood Corporation.
                               His business address, and the address of Bradley Plywood
                               Corporation, is P.O. Box 1408, Savannah, Georgia 31402-1408.
                               The principal business of Bradley Plywood Corporation is
                               wholesale distribution of building materials. Mr. Bradley
                               has been employed with Bradley Plywood Corporation for the preceding five years. In addition, Mr. Bradley is a director of AGL Resources, Inc. The address for AGL Resources, Inc.
                               is 303 Peachtree Street, N.E., Atlanta, Georgia 30308, and
                               its principal business is the distribution of natural gas.

   Ernest E. Jones*            Since October 1998, Ernest E. Jones has served as President and Chief Executive Officer of Private Industry Counsel.
                               Private Industry Counsel is located at 1617 J.F.K.
                               Boulevard, Philadelphia, Pennsylvania 19103. Prior to
                               October 1998, Mr. Jones served as Executive Director of
                               Greater Philadelphia Urban Affairs Coalition, located at
                               1207 Chestnut Street, Philadelphia, Pennsylvania 19107. Mr.
                               Jones was employed by this Coalition for the five years
                               preceding his current employment with Private Industry
                               Counsel.

   Mackey J. McDonald*         Mackey J. McDonald is President, Chief Executive Officer and
                               a director of VF Corporation. His business address, and the address of VF Corporation, is

                               1047 North Park Road, Wyomissing, Pennsylvania 19610. VF
                               Corporation is a manufacturer of apparel. Mr. McDonald has been employed with VF Corporation for the preceding five
                               years. Mr. McDonald is also a director of Hersey Foods
                               Corporation. The address of Hershey Foods Corporation is
                               P.O. Box 810, Hershey, Pennsylvania, 17033-0810, and its
                               principal business is the production, marketing and
                               distribution of sugar and confectionary products.

   Lanty L. Smith*             Lanty L. Smith is Chairman of Precision Fabrics Group, Inc.
                               His business address, and the address of Precision Fabrics
                               Group, Inc., is 301 North Elm Street, Suite 600, Greensboro,
                               North Carolina 27401. The principal business of Precision
                               Fabrics Group, Inc. is the manufacturing of technical,
                               high-performance textile products. Mr. Smith has been
                               employed with Precision Fabrics Group, Inc. for the
                               preceding five years. Mr. Smith is also Chairman of The
                               Greenwood Group, Inc. and a director of Oakwood Homes
                               Corporation. The address of Oakwood Homes Corporation is
                               P.O. Box 7886, Gransboro, North Carolina, 27417-0386, and it
                               is a vertically integrated manufacturer of mobile homes.

   Robert J. Brown*            Robert J. Brown is Chairman, President and Chief Executive
                               Officer of B&C Associates, Inc. His business address, and
                               the address of B&C Associates, Inc., is P.O. Box 2636, High
                               Point, North Carolina 27261. The principal business of B&C
                               Associates, Inc. is public relations and marketing research.
                               Mr. Brown has been employed with B&C Associates, Inc. for
                               the preceding five years. In addition, Mr. Brown is also a director of Duke Energy Corporation, Republic Industries,
                               Inc. and Sonoco Products Company. The address of Duke Energy
                               Corporation is 422 S. Church Street, PB04G, Charlotte, North
                               Carolina 28242, and it is an electric utility. The address of Republic Industries, Inc. is 110 S.E. 6th Street, Ft.
                               Lauderdale, Florida 33301, and its principal business is
                               refuse systems. The address for Sonoco Products Company is
                               Post Office Box 160, Hartsville, South Carolina 29550-0160,
                               and its principal business is the manufacture of
                               paperboard-based and plastic-based packaging products.

   Terrence A. Larsen*         Terrence A. Larsen is the retired Vice Chairman of First
                               Union Corporation. For the preceding five years, Mr. Larsen was employed by CoreStates Financial Corporation and
                               CoreStates Bank, N.A. and served as Chairman, President and
                               Chief Executive Officer.

   Herbert Lotman*             Herbert Lotman is Chairman, President and Chief Executive
                               Officer of Keystone Foods Corporation, a food manufacturer and distributor. The address of Keystone Foods Corporation is 401 City Avenue, Suite 800, Bala Cynwyd, Pennsylvania
                               19004. Mr. Lotman has been employed by Keystone Foods
                               Corporation for the preceding five years. Mr. Lotman is also a director of Vestaur Securities, Inc. The address of
                               Vestaur Securities, Inc. is P.O. Box 7558, Philadelphia,
                               Pennsylvania 19101, and it is an investment fund.

   Edward E. Crutchfield*      See Part 10 above.

   R. Stuart Dickson*          R. Stuart Dickson has been Chairman of the Executive
                               Committee of Ruddick Corporation since 1994. He is also a
                               director of Ruddick Corporation. His business address, and the address of Ruddick Corporation, is 2000 Two First Union
                               Center, Charlotte, North Carolina 28282. Ruddick Corporation
                               is a diversified holding company. Prior to 1994, he was
                               Chairman of Ruddick Corporation. Mr. Dickson is also a
                               director of Dimon Incorporated, PCA International Inc.,
                               Textron, Inc. and United Dominion Industries. The address of

                               Dimon Incorporated is 512 Bridge Street, Danville, Virginia
                               24541, and its principal business is as a leaf tobacco
                               merchant. The address of PCA International, Inc. is 815
                               Matthews-Mint Hill Road, Matthews, North Carolina 28105, and
                               its principal business is the sale of photographic color
                               portraits. The address of Textron, Inc. is 40 Westminster
                               Street, Providence, Rhode Island 02903, and its principal
                               business is manufacturing aerospace, consumer, industrial
                               and other products. The address of United Dominion
                               Industries is 2300 One First Union Center, 301 South College
                               Street, Charlotte, North Carolina 28202-6039, and its
                               principal business is engineering equipment for heating, air drying and purification, fluid handling, heat exchange,
                               compaction, food processing, material handling equipment,
                               steel doors and aerospace applications.

   B. F. Dolan*                B. F. Dolan is an investor. His business address is 1990 Two
                               First Union Center, Charlotte, North Carolina 28282. Prior
                               to being an investor, Mr. Dolan was Chairman of Textron,
                               Inc., in Providence, Rhode Island. Textron, Inc.
                               manufactures aerospace, consumer, industrial and other
                               products. In addition, Mr. Dolan is a director of FPL Group,
                               Inc. and Polaris Industries, Inc. The address of FPL Group,
                               Inc. is 700 Universe Boulevard, Juno Beach, Florida 33408,
                               and it is a public utility holding company. The address of
                               Polaris Industries, Inc. is 1225 Highway 169 North,
                               Minneapolis, Minnesota 55441, and its principal business is manufacturing snowmobiles, recreational and utility
                               vehicles, along with related accessories, clothing and
                               replacement parts.

   John R. Georgius*           See Part 10 above.

   Ruth G. Shaw*               Ruth G. Shaw has been Executive Vice President and Chief
                               Administrative Officer of Duke Energy Corporation since June
                               1997. Her business address, and the address of Duke Energy
                               Corporation, is 422 S. Church Street, PB04G, Charlotte,
                               North Carolina 28242. Duke Energy Corporation is an electric utility. Ms. Shaw has been employed by Duke Energy
                               Corporation for the preceding five years. In addition, Ms.
                               Shaw is a director of AppleSouth, Inc. and Texas Eastern
                               Products Pipeline Company. The address of AppleSouth, Inc.
                               is Hancock at Washington, Madison, Georgia 30650, and it is
                               a restaurant operating company.

   Edward E. Barr*             Edward E. Barr is Chairman of Sun Chemical Corporation. His
                               business address, and the address of Sun Chemical
                               Corporation, is 222 Bridge Plaza South, Fort Lee, New Jersey
                               07024. Sun Chemical Corporation is a graphic arts materials manufacturer. Mr. Barr has been employed with Sun Chemical
                               Corporation for the preceding five years. In addition, Mr.
                               Barr is a director of United Water Resources Inc. The
                               address of United Water Resources Inc. is 200 Old Hook Road,
                               Harrington Park, New Jersey 07640, and its principal
                               business is ownership of regulated water and wastewater
                               utilities.

   Arthur M. Goldberg*         Arthur M. Goldberg is Executive Vice President (President of
                               Gaming Operations) and a director of Hilton Hotels
                               Corporation. His business address, and the address of Hilton
                               Hotels Corporation, is 9336 Civic Center Drive, Beverly
                               Hills, California 90210. The principal business of Hilton
                               Hotels Corporation is lodging and casinos. Prior to 1996,
                               Mr. Goldberg was Chairman, President and Chief Executive
                               Officer of Bally Entertainment Corporation. The address of
                               Bally Entertainment Corporation is 8700 West Bryn Mawr Avenue,
                               Chicago, Illinois 60631, and its principal business is casinos and entertainment. In addition, Mr. Goldberg is a director of
                               DiGiorgio Corporation. The address

                               of DiGiorgio Corporation is 380 Middlesex Avenue, Carteret,
                               New Jersey 07008, and it is an independent wholesale food
                               distributor.

   Frank M. Henry*             Frank M. Henry is Chairman of Frank Martz Coach Company. His
                               business address, and the address of Frank Martz Coach
                               Company, is P.O. Box 1007, Wilkes-Barre, Pennsylvania 18773.
                               The principal business of Frank Martz Coach Company is bus transportation. Mr. Henry has been employed with Frank Martz
                               Coach Company for the preceding five years. In addition, Mr.
                               Henry is a director of Cable Michigan, Inc. and Commonwealth
                               Telephone Enterprises, Inc. The address of Cable Michigan,
                               Inc. is 105 Carnegie Center, Princeton, New Jersey 08540,
                               and it is a diversified international telecommunications and high technology company. The address of Commonwealth
                               Telephone Enterprises, Inc. is P.O. Box 800, Dallas,
                               Pennsylvania 18612, and its principal business is
                               diversified international telecommunications and high
                               technology.

   Joseph Neubauer*            Joseph Neubauer is Chairman and Chief Executive Officer of
                               ARAMARK Corporation. His business address, and the address of ARAMARK Corporation, is ARA Tower, 1101 Market Street,
                               Philadelphia, Pennsylvania 19107. The principal business of
                               ARAMARK Corporation is provider or manager of food, leisure, uniform, health education and distribution services. Mr.
                               Neubauer has been employed with ARAMARK Corporation for the preceding five years. Mr. Neubauer is also a director of
                               Bell Atlantic Corporation and Federated Department Stores,
                               Inc. The address for Bell Atlantic Corporation is 1717 Arch
                               Street, Philadelphia, Pennsylvania 19103, and its principal business is telecommunications. The address for Federated
                               Department Stores, Inc. is 151 West 34th Street, New York,
                               New York 10001, and its principal business is the sale of
                               apparel, cosmetics, home furnishings and other consumer
                               goods.

   Patricia A. McFate*         Patricia A. McFate is the Senior Scientist and Program
                               Director of Center for National Security Negotiations of
                               Science Applications International Corporation, a systems
                               engineering company. The address of the Center is 1710
                               Goodridge Drive, McLean, Virginia 22102. Ms. McFate has been employed by this corporation for the preceding five years.

   James M. Seabrook*          James M. Seabrook is Chairman and Chief Executive Officer of
                               Seabrook Brothers and Sons, Inc., a frozen foods processor.
                               The address of Seabrook Brothers and Sons, Inc. is 85 Finley
                               Road, Seabrook, New Jersey 08302. Mr. Seabrook has been
                               employed by this company for the preceding five years. Mr.
                               Seabrook also serves as director of New Jersey Manufacturers
                               Insurance Company and New Jersey Reinsurance Company.

   Raymond W. Smith*           Raymond W. Smith is Chairman, Chief Executive Officer and
                               director of Bell Atlantic Corporation, a telecommunications and services company. The address of Bell Atlantic
                               Corporation is 1310 North Court House, Arlington, Virginia
                               22201. Mr. Smith has been employed by Bell Atlantic for the preceding five years. Mr. Smith also serves as director of
                               USAirways Group, Inc., Westinghouse Electric Corp. and CBS
                               Corporation. The address of USAirways Group, Inc. is 2345
                               Crystal Drive, Arlington, Virginia 22227, and its primary
                               business is commercial aviation. Westinghouse Electric Corp.
                               is located at 11 Stanwix Street, Pittsburgh, Pennsylvania
                               15222, and its principal business is the manufacture and
                               distribution of engines and turbines. CBS Corporation is
                               located at 51 West 52nd Street, New York, New York 10019,
                               and it is a nationally recognized telephone and radio
                               broadcasting company.

   Malcom S. McDonald*         Now retired, Malcom S. McDonald was formerly Chairman and
                               Chief Executive Officer of First Union National Bank --
                               VA/MD/DC. He served as Chairman of the Board and Chief
                               Executive Officer of Signet Banking Corporation from
                               December 1996 to November 1997, President and Chief
                               Executive Officer from May 1996 to December 1996 and
                               President and Chief Operating Officer prior to May 1996. His business address, and the address of First Union --
                               VA/MD/DC, is P.O. Box 25970, Richmond, Virginia 23260-5970.
                               The principal business of First Union -- VA/MD/DC is
                               banking.

   Charles M. Shelton, Sr.*    Charles M. Shelton, Sr. is General Partner of The Shelton
                               Companies. His business address, and the address of The
                               Shelton Companies, is 301 S. College Street, Suite 3600,
                               Charlotte, North Carolina 28202. The principal business of
                               The Shelton Companies is investments. Mr. Shelton has been employed with The Shelton Companies for the preceding five years.

   Marion A. Cowell, Jr.       Marion A. Cowell, Jr. is Executive Vice President, Secretary
                               and General Counsel of First Union Corporation. His business address, and the address of First Union Corporation, is One
                               First Union Center, Charlotte, North Carolina 28288. The
                               principal business of First Union Corporation is a
                               registered bank holding company. Mr. Cowell has been
                               employed with First Union Corporation for the preceding five years.

   Robert T. Atwood            See Part 10 above.

   B. J. Walker                B. J. Walker is Vice Chairman of First Union Corporation.
                               His business address, and the address of First Union
                               Corporation, is One First Union Center, Charlotte, North
                               Carolina 28288. First Union Corporation is registered as a bank holding company. Mr. Walker has been employed with
                               First Union Corporation for the preceding five years.

          12. Andover. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of the director and executive officer of Andover. The director and executive officer of Andover is a United States citizen. The director and executive officer does not own any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

   A. John Knapp, Jr.          A. John Knapp, Jr. is the President and Secretary of
                               Andover. His business address, and the address of Andover, is 910 Travis Street, Suite 2205, Houston, Texas 77002. The
                               principal business of Andover is real estate development.
                               The principal employment of Mr. Knapp for the preceding five years has been acting as President of Andover.

          13. O'Sullivan Oil. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of the director and executive officer of O'Sullivan Oil. The director and executive officer does not own any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

   C. N. O'Sullivan            C. N. O'Sullivan, a United States citizen, is the President and Secretary of O'Sullivan Oil. His business address is 910
                               Travis Street, Suite 2150, Houston,

                               Texas 77002. The principal business of O'Sullivan Oil is oil and gas exploration and production. The principal employment of Mr. O'Sullivan for the preceding five years has been
                               acting as President of O'Sullivan Oil.

          14. Smith Funding. Set forth below are the name, business address and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of each member and manager of Smith Funding. The business address of each member and manager, unless otherwise indicated below, is 1100 Louisiana Street, Suite 3150, Houston, Texas 77002. Managers are indicated by an asterisk (*). None of the members or managers of Smith Funding owns any Units.

                               Present Principal Occupation or Employment; Material Occupations,
           Name                Positions, Offices or Employments for the Past Five Years
           ----                -----------------------------------------------------------------

   Scott W. Smith*             Scott W. Smith, a United States citizen, is a consultant to
                               O'Sullivan Oil, and his business address and the business
                               address of O'Sullivan Oil is 910 Travis Street, Suite 2150,
                               Houston, Texas 77002. The principal business of O'Sullivan
                               Oil is oil and gas exploration and production. From 1990 to
                               1996, Mr. Smith acted as land manager for Triad Energy
                               Corporation, and from 1997 to present he has been Manager of
                               Land/Marketing for O'Sullivan Oil. The business address of
                               Triad Energy Corporation is 1616 Voss, Suite 650, Houston,
                               Texas, 77057, and its principal business is oil and gas
                               exploration and production.

   A. John Knapp, Jr.*         See Part 12 above.

   R. Randall Grace*           R. Randall Grace, a United States citizen has been an
                               investment associate at Chilton Capital Management since
                               1997. Chilton Capital Management is a registered investment advisory firm. The business address of Chilton Capital
                               Management, and Mr. Grace's business address, is 910 Travis
                               Street, Suite 2200, Houston, Texas 77002. From September
                               1994 to January 1997, Mr. Grace was employed with
                               Willowbrook Riding Stables, Inc., a New York corporation.
                               The business address of Willowbrook Riding Stables, Inc. is
                               Rural Route 1, Box 143, Clinton Corners, New York 12514, and
                               its principal business is training and selling horses. Prior to September 1994, Mr. Grace was a student.

   Locke Investments, L.P.     Locke Investments, L.P. is a Texas limited partnership with its principal L.P. executive offices at 910 Travis Street,
                               Suite 2206, Houston, Texas 77002, and its principal business is real estate development. The general partner of Locke
                               Investments, L.P. is James L. Goettee, Jr. Mr. Goettee, a
                               United States citizen, is a principal in Andover
                               Development, LLC, which is engaged in real estate
                               development. His business address, and the address of
                               Andover Development, LLC, is 910 Travis Street, Suite 2206,
                               Houston, Texas 77002. Prior to joining Andover Development,
                               LLC in 1996, Mr. Goettee was a student.

   Allen R. Schubert           Allen R. Schubert, a United States citizen, is a principal of Schubert Properties, a real estate development company.
                               His business address, and the address of Schubert
                               Properties, is 1300 Post Oak Boulevard, Suite 1100, Houston,
                               Texas 77056. Mr. Schubert has been engaged in real estate
                               development for the past five years.

   Christopher L. Knapp        Christopher L. Knapp, a United States citizen, is a partner in Chilton Capital Management, an investment advisory firm.
                               His business address, and the address of Chilton Capital
                               Management, is 910 Travis Street, Suite 2200, Houston, Texas
                               77002. Prior to joining Chilton Capital Management in 1996,
                               Mr. Knapp had

                               been employed since 1985 by Brown Brothers Harriman, an
                               investment firm. The business address of Brown Brothers
                               Harriman is 4900 Trammell Crow Center, 2001 Ross Avenue,
                               Dallas, Texas.

   Breckinridge L. Knapp       Breckinridge L. Knapp, a United States citizen, is an
                               associate of Heritage Finance and Trust, an investment
                               management firm. His business address, and the address of
                               Heritage Finance and Trust, is 12 Cours des Bastions, 1205
                               Geneva, Switzerland. Prior to joining Heritage Finance and
                               Trust in 1997, Mr. Knapp was employed by Citibank, #16
                               KQUAI, General Guissuu #1204, Geneva, Switzerland. The
                               principal business of Citibank is commercial banking.

                                     ANNEX B




                              RESERVE REPORT UPDATE

                                   (Attached)

             [Letterhead of Netherland, Sewell & Associates, Inc.]

                                November 9, 1998




Mr. Ron E. Hooper
Burlington Resources Coal Seam
  Gas Royalty Trust
NationsBank of Texas, N.A., Trustee
NationsBank Plaza
901 Main Street, 17th Floor
Dallas, Texas  75202

Dear Mr. Hooper:

          In accordance with your request, we have estimated, as of August 31, 1998, the (1) future net revenue to the Burlington Resources Coal Seam Gas Royalty Trust (Trust) net profits interest and (2) proved reserves to the Burlington Resources Oil & Gas Company (Burlington) interest in the Fruitland Coal Formation underlying the Northeast Blanco Unit, Rio Arriba and San Juan Counties, New Mexico, as listed in the accompanying tabulations. The Trust net profits interest is derived from the Burlington interest in such proved reserves. This report has been prepared using constant prices and costs and conforms to the guidelines of the Securities and Exchange Commission (SEC).

          The estimated net proved reserves in this report are defined as the portion of the gross reserves attributable to the Burlington interest to which the net profits interest is applied. As presented in the accompanying summary projection, Table I, we estimate the Burlington net reserves and future net revenue to the Trust net profits interest, as of August 31, 1998, to be:

                    Burlington Net Reserves        Trust Future Net Revenue
                    ------------------------    ---------------------------
                    Condensate       Gas                      Present Worth
    Category        (Barrels)       (MCF)          Total          at 10%
----------------    ----------    ----------    -----------   -------------
Proved Developed        0         67,837,801    $47,782,200    $29,766,200

          Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases. These properties no longer produce commercial volumes of condensate.

          This report includes a summary projection of reserves and revenue along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

          The estimated reserves and future revenue shown in this report are for proved developed reserves only. Our study indicates that there are no proved undeveloped reserves for these properties at this time.

In accordance with SEC guidelines, our estimates do not include any value for probable or possible reserves which may exist for these properties. This report does not include any value which could be attributed to interests in undeveloped acreage.

          Future gross revenue in this report is to the Burlington interest prior to deducting state production taxes and ad valorem taxes. Future net revenue is the 95 percent net profits interest share to the Trust after deducting the Burlington working interest share of these taxes, future capital costs, and operating expenses, but before consideration of federal income taxes. Our estimates of future net revenue have not been adjusted to account for the
Section 29 nonconventional fuels federal income tax credit. In accordance with SEC guidelines, the future net revenue has been discounted at an annual rate of 10 percent to determine its "present worth." The present worth is shown to indicate the effect of time on the value of money and should not be construed as being the fair market value of the Trust net profits interest.

          For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

          The gas price used in this report is based on the August 1998 net price received, adjusted for BTU content, gathering fee, and shrinkage. This price is also adjusted as specified in the gas purchase contract under provisions related to the sharing price and price credit account and is held constant in accordance with SEC guidelines.

          Lease and well operating costs are based on operating expense records provided by Burlington. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. General and administrative overhead expenses of the Trustee are not included. Lease and well operating costs are held constant in accordance with SEC guidelines. Capital costs are included as required for workovers and production equipment.

          We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the Burlington interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on Burlington receiving its net revenue interest share of estimated future gross gas production.

          The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

          In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

          The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Burlington Resources Oil & Gas Company and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                            Very truly yours,

                                            /s/ Frederic D. Sewell



DDS:PJA

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                   SUMMARY PROJECTION OF RESERVES AND REVENUE
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                      95% NET PROFITS INTEREST
95% NET PROFITS INTEREST                                                                              NORTHEAST BLANCO UNIT
                                                       TOTAL PROVED DEVELOPED RESERVES                SAN JUAN BASIN, NEW MEXICO


                                                          GROSS REVENUE
 PERIOD    GROSS      NET       GROSS       NET        INCL PROD+ADVAL TAXES      PROD+AV  NET CAP OPERATING     NET    CUM P.W.
 ENDING   OIL/COND  OIL/COND     GAS        GAS       OIL        GAS     TOTAL     TAXES   INVSTMT  EXPENSE    REVENUE   10.000%
--------  MB------  MB------  MMF------   MMF-----  M$------  M$------  M$------  M$-----  M$-----  M$------  M$------  M$------

12-31-98    0.000    0.000    24878.838   4076.645     0.0     4037.9    4037.9    357.0    531.8    398.3     2590.0    2549.3
12-31-99    0.000    0.000    60197.523   9862.354     0.0     9768.7    9768.7    862.8   1063.6    977.2     6466.4    8505.3
12-31- 0    0.000    0.000    46543.500   7625.704     0.0     7553.4    7553.4    668.1      0.0    561.1     6008.7   13550.2
12-31- 1    0.000    0.000    37646.093   6168.834     0.0     6110.2    6110.2    540.3      0.0    560.1     4759.7   17182.8
12-31- 2    0.000    0.000    31287.295   5127.672     0.0     5078.7    5078.7    449.2      0.0    555.6     3870.8   19868.7

12-31- 3    0.000    0.000    26530.043   4348.692     0.0     4307.3    4307.3    381.1      0.0    550.1     3208.0   21892.5
12-31- 4    0.000    0.000    22829.727   3742.698     0.0     3706.7    3706.7    327.8      0.0    542.1     2695.6   23438.3
12-31- 5    0.000    0.000    19925.797   3267.102     0.0     3495.8    3495.8    309.1      0.0    542.1     2512.7   24747.9
12-31- 6    0.000    0.000    17501.727   2869.952     0.0     3245.0    3245.0    286.9      0.0    532.6     2303.8   25840.3
12-31- 7    0.000    0.000    15410.176   2527.123     0.0     2857.2    2857.2    253.3      0.0    510.3     1989.3   26697.9

12-31- 8    0.000    0.000    13650.536   2238.653     0.0     2530.8    2530.8    223.3      0.0    491.1     1725.3   27373.9
12-31- 9    0.000    0.000    12221.496   2004.417     0.0     2266.8    2266.8    200.3      0.0    487.8     1499.4   27908.1
12-31-10    0.000    0.000    10928.286   1792.340     0.0     2026.3    2026.3    180.2      0.0    476.6     1302.6   28329.9
12-31-11    0.000    0.000     9813.308   1609.474     0.0     1819.6    1819.6    161.8      0.0    470.1     1129.3   28662.5
12-31-12    0.000    0.000     8797.299   1442.805     0.0     1631.1    1631.1    144.3      0.0    460.1      975.5   28923.7


SUBTOTAL    0.000    0.000   358161.644  58704.465     0.0    60435.5   60435.5   5345.5   1595.4   8115.2    43037.1   28923.7

REMAING     0.000    0.000    55613.396   9133.336     0.0    10326.0   10326.0    912.5      0.0   4417.7     4745.1   29766.2

TOTAL OF
41.9 YRS    0.000    0.000   413775.040  67837.801     0.0    70761.5   70761.5   6258.0   1595.4  12532.9    47782.2   29766.2

CUM PROD    0.936            603206.094

ULTIMATE    0.936           1016981.134

                                                                                  BASED ON CONSTANT PRICES AND COSTS

                                                                                  PRESENT WORTH PROFILE
                                                                                  FOR 12.00 PCT, PRESENT WORTH M$       27758.3
            ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL               FOR 14.00 PCT, PRESENT WORTH M$       26032.2
            REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.              FOR 18.00 PCT, PRESENT WORTH M$       23216.9
                                                                                  FOR 20.00 PCT, PRESENT WORTH M$       22055.6
            NETHERLAND, SEWELL & ASSOCIATES, INC. - DALLAS & HOUSTON              FOR 24.00 PCT, PRESENT WORTH M$       20095.5


TABLE I

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]

                             RESERVES AND ECONOMICS
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                          95% NET PROFITS INTEREST
95% NET PROFITS INTEREST                                                                                  NORTHEAST BLANCO UNIT
                                                                                                          SAN JUAN BASIN, NEW MEXICO
                         TOTAL PROVED DEVELOPED RESERVES


 ACCT      FIELD, COUNTY    GROSS      NET       GROSS     NET       OIL      GAS    TOTAL  NET CAP  OPRTNG    NET    CUM P.W.  LIFE
NUMBER       LEASE NAME    OIL/COND  OIL/COND     GAS      GAS     REVENUE  REVENUE  TAXES  INVSTMT  EXPNSE  REVENUE  10.000%   YRS
------  -----------------  MB------  MB------  MMF-----  MMF-----  M$-----  M$-----  M$---  M$-----  M$----  M$-----  M$------  ----

                                                      N E W   M E X I C O

   BASIN FIELD, RIO ARRIBA COUNTY
001111  NE BLANCO CAP CSTS  0.000      0.000      0.000     0.000    0.0       0.0     0.0   1595.4     0.0  -1595.4  -1521.7    1.0
001025  NE BLANCO UN 211    0.000      0.000      0.000     0.000    0.0       0.0     0.0      0.0     0.0      0.0      0.0    0.0
001090  NE BLANCO UN 212    0.000      0.000      0.000     0.000    0.0       0.0     0.0      0.0     0.0      0.0      0.0    0.0
001055  NE BLANCO UN 218    0.000      0.000      0.000     0.000    0.0       0.0     0.0      0.0     0.0      0.0      0.0    0.0
001104  NE BLANCO UN 400    0.000      0.000      0.000     0.000    0.0       0.0     0.0      0.0     0.0      0.0      0.0    0.0
001073  NE BLANCO UN 400R   0.000      0.000   7168.631  1182.824    0.0    1213.9   107.3      0.0   149.2    909.4    654.9   23.8
001076  NE BLANCO UN 401    0.000      0.000   2330.090   384.464    0.0     389.5    34.6      0.0    87.6    253.9    204.6   13.5
001002  NE BLANCO UN 402    0.000      0.000   1535.391   253.340    0.0     264.8    23.5      0.0   110.4    124.4     82.3   17.3
001008  NE BLANCO UN 403R   0.000      0.000   1964.669   324.170    0.0     332.9    29.8      0.0    99.5    193.9    147.0   15.5
001057  NE BLANCO UN 404R   0.000      0.000   2804.251   462.701    0.0     476.8    42.3      0.0   115.8    303.1    218.1   18.2
001068  NE BLANCO UN 406    0.000      0.000   3786.477   624.769    0.0     649.2    57.1      0.0   137.2    431.9    289.7   21.8
001044  NE BLANCO UN 407    0.000      0.000   1567.390   258.620    0.0     268.2    23.9      0.0   100.8    136.8     94.4   15.7
001101  NE BLANCO UN 408    0.000      0.000   2637.475   435.183    0.0     453.0    40.2      0.0   123.6    274.9    183.4   19.5
001069  NE BLANCO UN 409    0.000      0.000   4784.669   789.470    0.0     805.9    71.1      0.0   122.6    581.4    439.3   19.4
001028  NE BLANCO UN 410    0.000      0.000   1131.659   186.723    0.0     190.9    17.0      0.0    79.2     90.0     69.1   12.1
001029  NE BLANCO UN 411    0.000      0.000   3380.524   557.786    0.0     566.3    50.0      0.0    94.3    400.9    306.3   14.6
001039  NE BLANCO UN 412    0.000      0.000  11796.805  1946.473    0.0    2018.0   178.3      0.0   189.2   1567.8   1025.3   30.5
001075  NE BLANCO UN 413R   0.000      0.000   4464.899   736.708    0.0     773.5    68.2      0.0   155.1    522.6    317.1   24.8
001013  NE BLANCO UN 414    0.000      0.000   9974.495  1645.792    0.0    1716.8   151.8      0.0   172.8   1322.7    821.3   27.7
001001  NE BLANCO UN 415    0.000      0.000   1821.550   300.556    0.0     309.5    27.5      0.0    99.0    173.8    127.2   15.4
001085  NE BLANCO UN 416    0.000      0.000   1132.389   186.844    0.0     193.0    17.3      0.0    87.4     84.2     59.6   13.5
001074  NE BLANCO UN 417    0.000      0.000   2186.156   360.715    0.0     363.1    32.0      0.0    76.3    242.0    203.4   11.6
001051  NE BLANCO UN 418    0.000      0.000   7351.209  1212.950    0.0    1255.5   111.3      0.0   164.1    931.4    629.3   26.3
001024  NE BLANCO UN 419    0.000      0.000   7811.124  1288.835    0.0    1366.4   120.8      0.0   213.6    980.4    535.3   34.5
001046  NE BLANCO UN 420    0.000      0.000      0.000     0.000    0.0       0.0     0.0      0.0     0.0      0.0      0.0    0.0
001005  NE BLANCO UN 421R   0.000      0.000   8308.509  1370.904    0.0    1409.7   124.9      0.0   159.7   1069.1    754.5   25.5
001045  NE BLANCO UN 422    0.000      0.000   3850.585   635.346    0.0     656.9    58.1      0.0   132.2    443.3    309.6   20.9
001007  NE BLANCO UN 423R   0.000      0.000   4467.034   737.061    0.0     766.5    67.9      0.0   144.7    526.5    346.3   23.0
001018  NE BLANCO UN 424    0.000      0.000  10812.623  1784.083    0.0    1842.3   163.0      0.0   179.3   1425.3    964.5   28.8
001009  NE BLANCO UN 425R   0.000      0.000   5681.151   937.390    0.0     988.8    87.5      0.0   170.8    694.1    400.8   27.4
001015  NE BLANCO UN 426    0.000      0.000   2268.782   374.349    0.0     386.8    34.2      0.0   110.5    229.9    164.1   17.3
001102  NE BLANCO UN 427R   0.000      0.000   4815.461   794.551    0.0     832.5    73.6      0.0   156.7    572.3    353.7   25.0


        ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
        REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                                   BASIC DATA
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                        95% NET PROFITS INTEREST
95% NET PROFITS INTEREST                                                                                NORTHEAST BLANCO UNIT
                                                                                                        SAN JUAN BASIN, NEW MEXICO
                                                  TOTAL PROVED DEVELOPED RESERVES

                              # OF                             WORKING          REVENUE       OIL/COND        GAS     8/8 OPERATNG
 PROP     FIELD, COUNTY       WELLS     GROSS ULTIMATE         INTEREST        INTEREST        $/BBL         $/MCF    EXPENSE M$/M
NUMBER     LEASE NAME       OIL  GAS  OIL/COND    GAS       START    END     START   END    START   END   STRT  END   START   END
------   -----------------  ---  ---  MB------ MMF------   -------  ------  ------  ------  -----  -----  ----  ----  -----  -----

                                                        N E W   M E X I C O

   BASIN FIELD, RIO ARRIBA COUNTY
001111   NE BLANCO CAP CSTS  0.   0.   0.000       0.000   18.620   18.620   0.000   0.000   0.00   0.00  0.99  0.99   0.0    0.0
001025   NE BLANCO UN 211    0.   1.   0.932      83.605   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3    0.0
001090   NE BLANCO UN 212    0.   1.   0.000       6.534   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3    0.0
001055   NE BLANCO UN 218    0.   1.   0.000      96.877   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3    0.0
001104   NE BLANCO UN 400    0.   1.   0.000      16.500   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3    0.0
001073   NE BLANCO UN 400R   0.   1.   0.000   13432.441   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001076   NE BLANCO UN 401    0.   1.   0.000    8408.331   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001002   NE BLANCO UN 402    0.   1.   0.000   11327.885   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001008   NE BLANCO UN 403R   0.   1.   0.000    7250.652   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001057   NE BLANCO UN 404R   0.   1.   0.000    9527.143   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001068   NE BLANCO UN 406    0.   1.   0.000    5877.589   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001044   NE BLANCO UN 407    0.   1.   0.000    5787.021   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001101   NE BLANCO UN 408    0.   1.   0.000    8270.947   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001069   NE BLANCO UN 409    0.   1.   0.000   18556.452   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001028   NE BLANCO UN 410    0.   1.   0.000    2138.794   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001029   NE BLANCO UN 411    0.   1.   0.000   14759.195   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001039   NE BLANCO UN 412    0.   1.   0.000   34108.424   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001075   NE BLANCO UN 413R   0.   1.   0.000   11868.214   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001013   NE BLANCO UN 414    0.   1.   0.000   23631.358   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001001   NE BLANCO UN 415    0.   1.   0.004    4109.788   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001085   NE BLANCO UN 416    0.   1.   0.000    3020.991   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001074   NE BLANCO UN 417    0.   1.   0.000    8164.881   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001051   NE BLANCO UN 418    0.   1.   0.000   20560.788   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001024   NE BLANCO UN 419    0.   1.   0.000   28684.176   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001046   NE BLANCO UN 420    0.   1.   0.000     175.328   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.00   5.3    0.0
001005   NE BLANCO UN 421R   0.   1.   0.000   26893.383   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001045   NE BLANCO UN 422    0.   1.   0.000   10242.725   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001007   NE BLANCO UN 423R   0.   1.   0.000   15456.396   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001018   NE BLANCO UN 424    0.   1.   0.000   31938.664   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001009   NE BLANCO UN 425R   0.   1.   0.000   13335.222   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001015   NE BLANCO UN 426    0.   1.   0.000    4637.888   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6
001102   NE BLANCO UN 427R   0.   1.   0.000   12395.513   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3    2.6


        ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
        REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                             RESERVES AND ECONOMICS
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                         95% NET PROFITS INTEREST
95% NET PROFITS INTEREST                                                                                 NORTHEAST BLANCO UNIT
                                                                                                         SAN JUAN BASIN, NEW MEXICO
                                                       TOTAL PROVED DEVELOPED RESERVES


 ACCT     FIELD, COUNTY     GROSS       NET       GROSS      NET      OIL      GAS    TOTAL  NET CAP  OPRTNG    NET   CUM P.W. LIFE
NUMBER     LEASE NAME      OIL/COND   OIL/COND     GAS       GAS    REVENUE  REVENUE  TAXES  INVSTMT  EXPNSE  REVENUE  10.000%  YRS
-------  ----------------  MB-------  MB------  MMF-----  MMF----- M$------ M$------ M$----- M$----- M$----- M$------ M$------ ----

                                                       N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001041   NE BLANCO UN 428    0.000     0.000    5413.943   893.300    0.0     937.3    82.9     0.0   163.7    656.2    399.5  26.2
001038   NE BLANCO UN 429R   0.000     0.000    2976.077   491.052    0.0     513.2    45.4     0.0   132.2    319.0    206.0  21.0
001047   NE BLANCO UN 430    0.000     0.000     803.208   132.530    0.0     132.3    11.5     0.0    55.0     62.4     52.8   8.1
001022   NE BLANCO UN 431    0.000     0.000    5138.941   847.925    0.0     901.0    79.9     0.0   189.4    600.3    328.2  30.5
001034   NE BLANCO UN 432    0.000     0.000    6046.802   997.722    0.0    1030.0    91.0     0.0   150.7    749.1    516.2  24.0
001004   NE BLANCO UN 433    0.000     0.000       0.000     0.000    0.0       0.0     0.0     0.0     0.0      0.0      0.0   0.0
001095   NE BLANCO UN 434    0.000     0.000    6281.131  1036.386    0.0    1072.4    94.4     0.0   155.2    781.2    529.7  24.8
001108   NE BLANCO UN 435    0.000     0.000    2318.540   382.559    0.0     400.8    35.4     0.0   123.5    230.0    145.5  19.5
001106   NE BLANCO UN 436    0.000     0.000       0.000     0.000    0.0       0.0     0.0     0.0     0.0      0.0      0.0   0.0
001050   NE BLANCO UN 437    0.000     0.000    2699.307   445.386    0.0     467.7    41.4     0.0   131.6    279.8    173.5  20.9
001107   NE BLANCO UN 438R   0.000     0.000       0.000     0.000    0.0       0.0     0.0     0.0     0.0      0.0      0.0   0.0
001066   NE BLANCO UN 439    0.000     0.000    8033.281  1325.491    0.0    1393.2   123.1     0.0   185.3   1030.7    605.1  29.8
001082   NE BLANCO UN 440    0.000     0.000    2606.640   430.095    0.0     450.3    39.8     0.0   127.6    268.6    171.9  20.2
001100   NE BLANCO UN 441R   0.000     0.000    1087.594   179.453    0.0     180.2    16.1     0.0    61.7     97.6     80.4   9.2
001062   NE BLANCO UN 442    0.000     0.000    2489.286   410.732    0.0     425.8    37.8     0.0   117.1    257.4    178.3  18.4
001042   NE BLANCO UN 443    0.000     0.000    1968.756   324.844    0.0     343.0    30.2     0.0   130.4    173.5    104.3  20.6
001059   NE BLANCO UN 444    0.000     0.000   15899.583  2623.431    0.0    2755.6   243.5     0.0   220.9   2176.2   1259.7  35.7
001070   NE BLANCO UN 445    0.000     0.000    3505.498   578.408    0.0     600.7    53.1     0.0   133.3    393.4    265.5  21.1
001061   NE BLANCO UN 446    0.000     0.000     467.781    77.184    0.0      76.4     6.9     0.0    34.5     33.6     29.8   4.7
001086   NE BLANCO UN 447    0.000     0.000    5838.619   963.372    0.0     998.3    88.3     0.0   154.3    718.2    484.3  24.6
001093   NE BLANCO UN 448    0.000     0.000    2815.999   464.640    0.0     487.9    42.9     0.0   133.6    295.8    182.6  21.2
001067   NE BLANCO UN 449    0.000     0.000    2469.523   407.472    0.0     430.1    37.9     0.0   141.5    238.1    143.4  22.5
001040   NE BLANCO UN 450    0.000     0.000     932.096   153.796    0.0     154.1    13.6     0.0    58.2     78.2     64.1   8.6
001084   NE BLANCO UN 451    0.000     0.000    2234.506   368.693    0.0     389.9    34.5     0.0   137.9    207.0    122.4  21.9
001043   NE BLANCO UN 452    0.000     0.000     456.903    75.389    0.0      75.4     6.6     0.0    50.9     16.8     13.7   7.4
001032   NE BLANCO UN 453    0.000     0.000    3346.574   552.185    0.0     585.9    51.7     0.0   162.4    353.2    200.3  26.0
001078   NE BLANCO UN 454    0.000     0.000    1043.923   172.247    0.0     173.6    15.5     0.0    64.4     89.0     73.6   9.6
001049   NE BLANCO UN 455    0.000     0.000    9444.548  1558.351    0.0    1620.1   143.1     0.0   181.7   1230.4    793.9  29.2
001052   NE BLANCO UN 456    0.000     0.000    2792.713   460.797    0.0     489.1    43.3     0.0   152.4    278.9    158.3  24.3
001056   NE BLANCO UN 457    0.000     0.000    2486.840   410.329    0.0     434.9    38.6     0.0   144.9    238.9    138.4  23.1
001103   NE BLANCO UN 458    0.000     0.000     629.465   103.861    0.0     103.9     9.0     0.0    54.1     38.5     32.1   7.9
001027   NE BLANCO UN 459    0.000     0.000    6051.894   998.563    0.0    1038.7    91.9     0.0   160.9    746.8    490.5  25.7


        ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
        REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                                   BASIC DATA
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                        95% NET PROFITS INTEREST
95% NET PROFITS INTEREST                                                                                NORTHEAST BLANCO UNIT
                                                                                                        SAN JUAN BASIN, NEW MEXICO
                                                     TOTAL PROVED DEVELOPED RESERVES

                              # OF                            WORKING           REVENUE       OIL/COND       GAS      8/8 OPERATNG
 PROP     FIELD, COUNTY      WELLS      GROSS ULTIMATE        INTEREST         INTEREST        $/BBL        $/MCF     EXPENSE M$/M
NUMBER     LEASE NAME      OIL  GAS  OIL/COND     GAS      START     END     START    END   START   END   STRT  END   START   END
------  -----------------  ---  ---  MB------  MMF------  -------  -------  ------  ------  -----  -----  ----  ----  -----  -----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001041  NE BLANCO UN 428    0.   1.    0.000   10574.295   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001038  NE BLANCO UN 429R   0.   1.    0.000    6523.948   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001047  NE BLANCO UN 430    0.   1.    0.000    2530.225   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001022  NE BLANCO UN 431    0.   1.    0.000   12670.860   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001034  NE BLANCO UN 432    0.   1.    0.000   13898.580   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001004  NE BLANCO UN 433    0.   1.    0.000     315.822   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3   0.0
001095  NE BLANCO UN 434    0.   1.    0.000   13310.083   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001108  NE BLANCO UN 435    0.   1.    0.000    6601.137   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001106  NE BLANCO UN 436    0.   1.    0.000     263.337   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.00   5.3   0.0
001050  NE BLANCO UN 437    0.   1.    0.000    4858.571   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001107  NE BLANCO UN 438R   0.   1.    0.000     108.814   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.00   5.3   0.0
001066  NE BLANCO UN 439    0.   1.    0.000   19844.371   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001082  NE BLANCO UN 440    0.   1.    0.000    4162.911   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001100  NE BLANCO UN 441R   0.   1.    0.000    4058.048   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001062  NE BLANCO UN 442    0.   1.    0.000    4556.603   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001042  NE BLANCO UN 443    0.   1.    0.000    5265.427   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001059  NE BLANCO UN 444    0.   1.    0.000   31410.458   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001070  NE BLANCO UN 445    0.   1.    0.000    8367.868   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001061  NE BLANCO UN 446    0.   1.    0.000    1863.860   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001086  NE BLANCO UN 447    0.   1.    0.000   16246.680   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001093  NE BLANCO UN 448    0.   1.    0.000    7283.702   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001067  NE BLANCO UN 449    0.   1.    0.000    5439.622   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001040  NE BLANCO UN 450    0.   1.    0.000    3368.802   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001084  NE BLANCO UN 451    0.   1.    0.000    6232.436   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001043  NE BLANCO UN 452    0.   1.    0.000     851.717   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001032  NE BLANCO UN 453    0.   1.    0.000    7965.951   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001078  NE BLANCO UN 454    0.   1.    0.000    2747.407   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001049  NE BLANCO UN 455    0.   1.    0.000   26138.622   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001052  NE BLANCO UN 456    0.   1.    0.000    4716.997   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001056  NE BLANCO UN 457    0.   1.    0.000    7436.054   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001103  NE BLANCO UN 458    0.   1.    0.000    1081.209   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6
001027  NE BLANCO UN 459    0.   1.    0.000   12954.264   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13   5.3   2.6


        ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
        REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                             RESERVES AND ECONOMICS
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                         95% NET PROFITS INTEREST
95% NET PROFITS INTEREST                                                                                 NORTHEAST BLANCO UNIT
                                                                                                         SAN JUAN BASIN, NEW MEXICO
                                                    TOTAL PROVED DEVELOPED RESERVES


 ACCT     FIELD, COUNTY     GROSS      NET       GROSS       NET      OIL      GAS    TOTAL  NET CAP  OPRTNG    NET   CUM P.W. LIFE
NUMBER     LEASE NAME      OIL/COND  OIL/COND     GAS        GAS    REVENUE  REVENUE  TAXES  INVSTMT  EXPNSE  REVENUE  10.000%  YRS
-------  ----------------  MB------- MB------  MMF------  MMF----- M$------ M$------ M$----- M$----- M$----- M$------ M$------ ----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001083   NE BLANCO UN 460    0.000    0.000    5635.940    929.930    0.0     970.2    85.9    0.0    160.2    688.1    439.3  25.6
001021   NE BLANCO UN 461    0.000    0.000    2912.116    480.499    0.0     509.0    45.2    0.0    153.6    295.1    170.3  24.5
001054   NE BLANCO UN 462    0.000    0.000    8625.170   1423.153    0.0    1461.5   129.1    0.0    159.3   1114.3    793.6  25.5
001023   NE BLANCO UN 463    0.000    0.000    4562.059    752.740    0.0     786.6    69.3    0.0    151.5    537.1    341.7  24.2
001011   NE BLANCO UN 464    0.000    0.000    1264.529    208.647    0.0     217.0    19.4    0.0     95.5     97.1     65.2  14.8
001081   NE BLANCO UN 465    0.000    0.000    5294.621    873.612    0.0     910.2    80.3    0.0    155.4    640.6    413.8  24.8
001058   NE BLANCO UN 466    0.000    0.000    2464.569    406.654    0.0     408.5    36.0    0.0     74.2    283.4    235.4  11.3
001036   NE BLANCO UN 467    0.000    0.000    1902.687    313.943    0.0     327.8    29.0    0.0    112.9    176.7    115.8  17.7
001094   NE BLANCO UN 468    0.000    0.000    5276.536    870.629    0.0     926.2    81.7    0.0    192.3    619.6    333.8  31.0
001088   NE BLANCO UN 469    0.000    0.000    9654.051   1592.919    0.0    1660.3   146.9    0.0    185.9   1261.3    792.9  29.9
001010   NE BLANCO UN 470    0.000    0.000      55.866      9.218    0.0       9.1     0.7    0.0      7.4      0.9      0.9   1.2
001099   NE BLANCO UN 471    0.000    0.000     900.959    148.659    0.0     149.9    13.4    0.0     63.6     69.3     56.0   9.5
001092   NE BLANCO UN 472    0.000    0.000    1716.771    283.267    0.0     297.5    26.3    0.0    118.6    144.7     92.6  18.7
001053   NE BLANCO UN 473    0.000    0.000   10159.515   1676.321    0.0    1748.9   154.6    0.0    189.7   1334.5    830.8  30.5
001087   NE BLANCO UN 474    0.000    0.000     657.425    108.475    0.0     109.2     9.6    0.0     58.1     39.3     31.7   8.6
001098   NE BLANCO UN 475    0.000    0.000    2887.433    476.427    0.0     504.5    44.6    0.0    152.2    292.2    170.3  24.3
001063   NE BLANCO UN 476    0.000    0.000    9920.499   1636.882    0.0    1727.9   153.2    0.0    200.3   1306.2    734.2  32.3
001020   NE BLANCO UN 477    0.000    0.000       0.000      0.000    0.0       0.0     0.0    0.0      0.0      0.0      0.0   0.0
001031   NE BLANCO UN 478    0.000    0.000    3070.115    506.569    0.0     523.4    46.4    0.0    121.6    337.6    240.4  19.2
003002   NE BLANCO UN 479R   0.000    0.000    5122.859    845.272    0.0     890.7    78.7    0.0    164.7    615.1    360.6  26.4
001096   NE BLANCO UN 480    0.000    0.000    5829.745    961.908    0.0    1014.9    89.9    0.0    172.3    715.3    411.2  27.6
001012   NE BLANCO UN 481    0.000    0.000    3638.462    600.346    0.0     621.9    55.1    0.0    131.9    413.1    284.8  20.9
001079   NE BLANCO UN 482    0.000    0.000    6543.990   1079.758    0.0    1134.3   100.3    0.0    174.6    816.7    487.2  28.0
001026   NE BLANCO UN 483    0.000    0.000    6207.935   1024.309    0.0    1068.7    94.6    0.0    165.0    768.8    488.9  26.4
001105   NE BLANCO UN 484    0.000    0.000     249.045     41.092    0.0      40.7     3.6    0.0     28.0      8.6      7.6   3.6
001030   NE BLANCO UN 485    0.000    0.000   12238.974   2019.431    0.0    2102.7   185.6    0.0    197.5   1633.4   1030.6  31.8
001035   NE BLANCO UN 486    0.000    0.000    3737.030    616.610    0.0     646.1    57.0    0.0    144.9    422.1    263.5  23.1
001065   NE BLANCO UN 487    0.000    0.000    9399.439   1550.908    0.0    1633.2   144.5    0.0    195.2   1228.8    709.4  31.5
001014   NE BLANCO UN 488    0.000    0.000   19292.195   3183.212    0.0    3381.2   299.3    0.0    257.6   2683.6   1387.8  41.9
001071   NE BLANCO UN 489    0.000    0.000       0.000      0.000    0.0       0.0     0.0    0.0      0.0      0.0      0.0   0.0
001064   NE BLANCO UN 490    0.000    0.000    7476.698   1233.655    0.0    1289.1   113.8    0.0    175.7    949.4    590.1  28.2
001080   NE BLANCO UN 491    0.000    0.000     112.224     18.517    0.0      18.3     1.6    0.0     15.5      1.2      1.1   1.5


        ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
        REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                                   BASIC DATA
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                           95% NET PROFITS INTEREST
95% NET PROFITS INTEREST                                                                                   NORTHEAST BLANCO UNIT
                                                                                                           SAN JUAN BASIN, NM
                                                     TOTAL PROVED DEVELOPED RESERVES

                               # OF                              WORKING        REVENUE        OIL/COND        GAS     8/8 OPERATNG
 PROP     FIELD, COUNTY       WELLS      GROSS ULTIMATE         INTEREST       INTEREST          $/BBL        $/MCF    EXPENSE M$/M
NUMBER     LEASE NAME       OIL  GAS  OIL/COND      GAS     START      END   START    END    START   END   STRT   END  START   END
------   -----------------  ---  ---  MB------   MM------   -----    ------  ------  ------  -----  -----  ----  ----  -----  -----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001083   NE BLANCO UN 460    0.   1.    0.000    9180.859   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001021   NE BLANCO UN 461    0.   1.    0.000    4924.924   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001054   NE BLANCO UN 462    0.   1.    0.000   15852.151   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001023   NE BLANCO UN 463    0.   1.    0.000    9668.207   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001011   NE BLANCO UN 464    0.   1.    0.000    2224.061   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001081   NE BLANCO UN 465    0.   1.    0.000   16764.659   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001058   NE BLANCO UN 466    0.   1.    0.000    9224.934   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001036   NE BLANCO UN 467    0.   1.    0.000    4555.617   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001094   NE BLANCO UN 468    0.   1.    0.000   11611.755   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001088   NE BLANCO UN 469    0.   1.    0.000   23011.730   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001010   NE BLANCO UN 470    0.   1.    0.000     343.505   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    2.5    2.6
001099   NE BLANCO UN 471    0.   1.    0.000    6661.079   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001092   NE BLANCO UN 472    0.   1.    0.000   11475.866   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001053   NE BLANCO UN 473    0.   1.    0.000   23490.480   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001087   NE BLANCO UN 474    0.   1.    0.000    2731.992   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001098   NE BLANCO UN 475    0.   1.    0.000    6509.638   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001063   NE BLANCO UN 476    0.   1.    0.000   21607.438   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001020   NE BLANCO UN 477    0.   1.    0.000       0.075   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00    5.3    0.0
001031   NE BLANCO UN 478    0.   1.    0.000   10180.762   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
003002   NE BLANCO UN 479R   0.   1.    0.000    9030.193   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001096   NE BLANCO UN 480    0.   1.    0.000   11149.373   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001012   NE BLANCO UN 481    0.   1.    0.000    9276.860   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001079   NE BLANCO UN 482    0.   1.    0.000   13806.113   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001026   NE BLANCO UN 483    0.   1.    0.000   11177.702   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001105   NE BLANCO UN 484    0.   1.    0.000    1073.750   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3    2.6
001030   NE BLANCO UN 485    0.   1.    0.000   32375.160   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001035   NE BLANCO UN 486    0.   1.    0.000    6085.736   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001065   NE BLANCO UN 487    0.   1.    0.000   20634.367   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001014   NE BLANCO UN 488    0.   1.    0.000   37110.303   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001071   NE BLANCO UN 489    0.   1.    0.000      74.905   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.00    5.3    0.0
001064   NE BLANCO UN 490    0.   1.    0.000   11569.078   19.600   19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3    2.6
001080   NE BLANCO UN 491    0.   1.    0.000     674.073   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3    2.6


        ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
        REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                             RESERVES AND ECONOMICS
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                           95% NET PROFITS INTEREST
95% NET PROFITS INTEREST                                                                                   NORTHEAST BLANCO UNIT
                                                                                                           SAN JUAN BASIN, NM
                                                      TOTAL PROVED DEVELOPED RESERVES


 ACCT      FIELD, COUNTY   GROSS      NET       GROSS       NET      OIL      GAS    TOTAL  NET CAP  OPRTNG    NET    CUM P.W.  LIFE
NUMBER      LEASE NAME    OIL/COND  OIL/COND     GAS        GAS    REVENUE  REVENUE  TAXES  INVSTMT  EXPNSE  REVENUE  10.000%   YRS
-------  ---------------  MB------  MB------   MMF----   MMF-----  M$-----  M$----- M$----  M$-----  M$----  M$-----  M$------  ----

                                                      N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001097   NE BLANCO UN 492   0.000    0.000    3349.250    552.626    0.0     576.2    50.7     0.0    135.0    370.6    243.1   21.4
001019   NE BLANCO UN 493   0.000    0.000    1890.063    311.860    0.0     327.7    29.1     0.0    120.3    169.6    106.2   19.0
001017   NE BLANCO UN 494   0.000    0.000     343.110     56.613    0.0      56.1     5.1     0.0     38.5     12.0     10.0    5.3
001089   NE BLANCO UN 495   0.000    0.000    1866.780    308.019    0.0     322.4    28.5     0.0    113.8    171.2    109.5   17.9
001077   NE BLANCO UN 496   0.000    0.000    5264.930    868.714    0.0     908.0    80.4     0.0    158.8    635.6    400.3   25.4
001048   NE BLANCO UN 497   0.000    0.000    1708.291    281.868    0.0     291.6    25.8     0.0    101.5    156.1    110.7   15.8
001072   NE BLANCO UN 498   0.000    0.000    4582.544    756.120    0.0     789.1    69.7     0.0    150.5    540.5    347.1   24.0
001003   NE BLANCO UN 499   0.000    0.000     710.420    117.219    0.0     117.7    10.6     0.0     58.2     46.8     38.2    8.6
003001   NE BLANCO UN 500   0.000    0.000       0.000      0.000    0.0       0.0     0.0     0.0      0.0      0.0      0.0    0.0
001091   NE BLANCO UN 504   0.000    0.000    2368.874    390.864    0.0     413.7    36.5     0.0    141.9    223.7    130.7   22.6
001016   NE BLANCO UN 505   0.000    0.000    2710.698    447.265    0.0     474.2    42.0     0.0    150.2    268.1    153.7   24.0
002001   SAN JUAN 30-6 467  0.000    0.000    4056.654    234.271    0.0     242.8    21.5     0.0     48.1    164.5    111.8   21.8
           FIELD TOTAL      0.000    0.000  413775.040  67837.801    0.0   70761.5  6258.0  1595.4  12532.9  47782.2  29766.2

       TOTAL ALL LEASES     0.000           413775.040               0.0            6258.0          12532.9           29766.2
         IN THIS SUMMARY             0.000              67837.801          70761.5          1595.4           47782.2


        ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
        REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]

                                   BASIC DATA
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                          95% NET PROFITS INTEREST
95% NET PROFITS INTEREST                                                                                  NORTHEAST BLANCO UNIT
                                                                                                          SAN JUAN BASIN, NM
                                                     TOTAL PROVED DEVELOPED RESERVES

                              # OF                             WORKING        REVENUE         OIL/COND       GAS      8/8 OPERATNG
 PROP      FIELD, COUNTY      WELLS      GROSS ULTIMATE        INTEREST       INTEREST         $/BBL        $/MCF     EXPENSE M$/M
NUMBER      LEASE NAME      OIL  GAS  OIL/COND      GAS     START    END    START    END    START   END   STRT  END   START   END
------   -----------------  ---  ---  MB------  MMF-------  ------  ------  ------  ------  -----  -----  ----  ----  -----  -----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001097   NE BLANCO UN 492    0.    1.   0.000     6369.168  19.600  19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3   2.6
001019   NE BLANCO UN 493    0.    1.   0.000     3512.020  19.600  19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3   2.6
001017   NE BLANCO UN 494    0.    1.   0.000     1389.640  19.600  19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001089   NE BLANCO UN 495    0.    1.   0.000     3142.343  19.600  19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3   2.6
001077   NE BLANCO UN 496    0.    1.   0.000     8579.895  19.600  19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3   2.6
001048   NE BLANCO UN 497    0.    1.   0.000     2750.522  19.600  19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3   2.6
001072   NE BLANCO UN 498    0.    1.   0.000     8037.244  19.600  19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3   2.6
001003   NE BLANCO UN 499    0.    1.   0.000     1052.245  19.600  19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3   2.6
003001   NE BLANCO UN 500    0.    1.   0.000      154.586  19.600  19.600  16.500  16.500   0.00   0.00  0.99  0.00    5.3   0.0
001091   NE BLANCO UN 504    0.    1.   0.000     5847.572  19.600  19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3   2.6
001016   NE BLANCO UN 505    0.    1.   0.000     4926.885  19.600  19.600  16.500  16.500   0.00   0.00  0.99  1.13    5.3   2.6
002001   SAN JUAN 30-6 467   0.    1.   0.000     8749.283   6.860   6.860   5.775   5.775   0.00   0.00  0.99  1.13    5.3   2.6
           FIELD TOTAL       0.  107.   0.936  1016981.134

       TOTAL ALL LEASES      0.         0.936
         IN THIS SUMMARY         107.          1016981.134


       ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
       REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

                                     ANNEX C




                            TAX CREDIT REPORT UPDATE

                                   (Attached)

             [Letterhead of Netherland, Sewell & Associates, Inc.]

                               November 10, 1998



Mr. Ron E. Hooper
Burlington Resources Coal Seam
  Gas Royalty Trust
NationsBank of Texas, N.A., Trustee
NationsBank Plaza
901 Main Street, 17th Floor
Dallas, Texas  75202

Dear Mr. Hooper:

          In accordance with your request, we have estimated, as of August 31, 1998, the Section 29 nonconventional fuels federal income tax credit attributable to the Burlington Resources Coal Seam Gas Royalty Trust (Trust) net profits interest in the Fruitland Coal Formation underlying the Northeast Blanco Unit, Rio Arriba and San Juan Counties, New Mexico, as listed in the accompanying tabulations. The tax credit is derived from the Burlington Resources Oil & Gas Company (Burlington) interest in the proved gas reserves as estimated in our report dated November 9, 1998. This report has been prepared using constant prices and costs and conforms to the guidelines of the Securities and Exchange Commission (SEC).

          The estimated net proved reserves in this report are defined as the portion of the gross reserves attributable to the Trust net profits interest. These reserves have been reduced by the amount of gas reserves necessary to cover the lease operating costs at the current gas price. As presented in the accompanying summary projection, Table I, we estimate the Trust net reserves and the tax credit attributable to the Trust net profits interest, as of August 31, 1998, to be:

                       Trust Net Reserves            Future Net Revenue
                    ------------------------    ---------------------------
                    Condensate       Gas                      Present Worth
    Category        (Barrels)       (MCF)          Total          at 10%
----------------    ----------    ----------    -----------   -------------
Proved Developed        0         26,758,942    $25,711,700    $21,587,100

          Gas volumes are expressed in thousands of standard cubic feet (MCF) at the contract temperature and pressure bases. These properties no longer produce commercial volumes of condensate.

          This report includes a summary projection of reserves and future tax credit along with one-line summaries of reserves, economics, and basic data by lease. For the purposes of this report, the term "lease" refers to a single economic projection.

          The estimated reserves and future tax credit shown in this report are for proved developed reserves only. Our study indicates that there are no proved undeveloped reserves for these properties at this time. In accordance with SEC guidelines, our estimates do not include any value for probable or possible reserves which may exist for these properties. This report does not include any value which could be attributed to interests in undeveloped acreage.

          For the purposes of this report, a field inspection of the properties has not been performed nor has the mechanical operation or condition of the wells and their related facilities been examined. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs which may be incurred due to such possible liability. Also, our estimates do not include any salvage value for the lease and well equipment nor the cost of abandoning the properties.

          An estimated 1998 tax credit of $1.07 per MMBTU is held constant in accordance with SEC guidelines.

          Lease and well operating costs are based on operating expense records provided by Burlington. These costs include the per-well overhead expenses allowed under joint operating agreements along with costs estimated to be incurred at and below the district and field levels. General and administrative overhead expenses of the Trustee are not included. Lease and well operating costs are held constant in accordance with SEC guidelines. Capital costs are included as required for workovers and production equipment.

          We have made no investigation of potential gas volume and value imbalances which may have resulted from overdelivery or underdelivery to the Burlington interest. Therefore, our estimates of reserves and tax credit do not include adjustments for the settlement of any such imbalances; our projections are based on Burlington receiving its net revenue interest share of estimated future gross gas production.

          The reserves included in this report are estimates only and should not be construed as exact quantities. They may or may not be recovered; if recovered, the tax credit therefrom and the costs related thereto could be more or less than the estimated amounts. The sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions included in this report due to governmental policies and uncertainties of supply and demand. Also, estimates of reserves may increase or decrease as a result of future operations.

          In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which legal or accounting, rather than engineering and geological, interpretation may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geological data; therefore, our conclusions necessarily represent only informed professional judgments.

          The titles to the properties have not been examined by Netherland, Sewell & Associates, Inc., nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from Burlington Resources Oil & Gas Company and the nonconfidential files of Netherland, Sewell & Associates, Inc. and were accepted as accurate. We are independent petroleum engineers, geologists, and geophysicists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office.

                                             Very truly yours,

                                             /s/ Frederic D. Sewell



DDS:PJA

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                   SUMMARY PROJECTION OF RESERVES AND REVENUE
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                        SECTION 29 TAX CREDIT ONLY
                                                                                                        NORTHEAST BLANCO UNIT
                                                     TOTAL PROVED DEVELOPED RESERVES                    SAN JUAN BASIN, NM


                                                             GROSS REVENUE
 PERIOD    GROSS        NET       GROSS        NET       INCL PROD+ADVAL TAXES      PROD+AV  NET CAP  OPERATING    NET    CUM P.W.
 ENDING   OIL/COND   OIL/COND      GAS         GAS      OIL        GAS     TOTAL     TAXES   INVSTMT  EXPENSE    REVENUE  10.000%
--------  MB------   MB------   MMF------   MMF-----  M$------  M$-----   M$-----   M$-----  M$-----  M$-------  M$-----  M$------

12-31-98    0.000     0.000     24878.838   2980.739     0.0     2864.2    2864.2     0.0      0.0       0.0     2864.2     2819.4
12-31-99    0.000     0.000     60197.523   7411.870     0.0     7122.0    7122.0     0.0      0.0       0.0     7122.0     9382.2
12-31- 0    0.000     0.000     46543.500   6706.261     0.0     6443.5    6443.5     0.0      0.0       0.0     6443.5    14792.5
12-31- 1    0.000     0.000     37646.093   5323.189     0.0     5115.1    5115.1     0.0      0.0       0.0     5115.1    18696.2
12-31- 2    0.000     0.000     31277.589   4336.883     0.0     4166.9    4166.9     0.0      0.0       0.0     4166.9    21587.1




SUBTOTAL    0.000     0.000    200543.543  26758.942     0.0   25711.7    25711.7     0.0      0.0       0.0    25711.7    21587.1

REMAING     0.000     0.000         0.000      0.000     0.0       0.0        0.0     0.0      0.0       0.0        0.0    21587.1

TOTAL OF
 4.3 YRS    0.000     0.000    200543.543  26758.942     0.0   25711.7    25711.7     0.0      0.0       0.0    25711.7    21587.1

CUM PROD    0.936              603206.094

ULTIMATE    0.936              803749.637

                                                                                      BASED ON CONSTANT PRICES AND COSTS

                                                                                      PRESENT WORTH PROFILE
                                                                                      FOR 12.00 PCT, PRESENT WORTH M$      20916.8
          ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL                     FOR 14.00 PCT, PRESENT WORTH M$      20285.3
          REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                    FOR 18.00 PCT, PRESENT WORTH M$      19131.9
                                                                                      FOR 20.00 PCT, PRESENT WORTH M$      18605.6
          NETHERLAND, SEWELL & ASSOCIATES, INC. - DALLAS & HOUSTON                    FOR 24.00 PCT, PRESENT WORTH M$      17637.7


TABLE 1

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                             RESERVES AND ECONOMICS
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                         SECTION 29 TAX CREDIT ONLY
                                                                                                         NORTHEAST BLANCO UNIT
                                                                                                         SAN JUAN BASIN, NM
                                               TOTAL PROVED DEVELOPED RESERVES


 ACCT     FIELD, COUNTY     GROSS       NET      GROSS      NET       OIL      GAS    TOTAL  NET CAP  OPRTNG    NET    CUM P.W. LIFE
NUMBER      LEASE NAME     OIL/COND  OIL/COND     GAS       GAS     REVENUE  REVENUE  TAXES  INVSTMT  EXPNSE  REVENUE  10.000%  YRS
------  -----------------  MB------  MB------  MMF-----  MMF------  M$-----  M$-----  M$---  M$-----  M$----  M$-----  M$-----  ----

                                                      N E W   M E X I C O

   BASIN FIELD, RIO ARRIBA COUNTY
001111  NE BLANCO CAP CSTS   0.000     0.000      0.000  -1530.176    0.0    -1470.3    0.0     0.0     0.0   -1470.3  -1402.4  1.0
001025  NE BLANCO UN 211     0.000     0.000      0.000      0.000    0.0        0.0    0.0     0.0     0.0       0.0      0.0  0.0
001090  NE BLANCO UN 212     0.000     0.000      0.000      0.000    0.0        0.0    0.0     0.0     0.0       0.0      0.0  0.0
001055  NE BLANCO UN 218     0.000     0.000      0.000      0.000    0.0        0.0    0.0     0.0     0.0       0.0      0.0  0.0
001104  NE BLANCO UN 400     0.000     0.000      0.000      0.000    0.0        0.0    0.0     0.0     0.0       0.0      0.0  0.0
001073  NE BLANCO UN 400R    0.000     0.000   4457.616    667.560    0.0      641.4    0.0     0.0     0.0     641.4    551.7  4.3
001076  NE BLANCO UN 401     0.000     0.000   1663.492    229.582    0.0      220.6    0.0     0.0     0.0     220.6    192.4  4.3
001002  NE BLANCO UN 402     0.000     0.000    684.122     76.064    0.0       73.1    0.0     0.0     0.0      73.1     60.8  4.3
001008  NE BLANCO UN 403R    0.000     0.000   1175.493    153.087    0.0      147.1    0.0     0.0     0.0     147.1    128.2  4.3
001057  NE BLANCO UN 404R    0.000     0.000   1604.501    220.334    0.0      211.7    0.0     0.0     0.0     211.7    180.6  4.3
001068  NE BLANCO UN 406     0.000     0.000   1940.089    272.938    0.0      262.3    0.0     0.0     0.0     262.3    222.0  4.3
001044  NE BLANCO UN 407     0.000     0.000    783.341     91.619    0.0       88.0    0.0     0.0     0.0      88.0     73.7  4.3
001101  NE BLANCO UN 408     0.000     0.000   1286.000    170.410    0.0      163.7    0.0     0.0     0.0     163.7    137.8  4.3
001069  NE BLANCO UN 409     0.000     0.000   3167.041    465.262    0.0      447.1    0.0     0.0     0.0     447.1    386.4  4.3
001028  NE BLANCO UN 410     0.000     0.000    687.453     76.587    0.0       73.6    0.0     0.0     0.0      73.6     62.7  4.3
001029  NE BLANCO UN 411     0.000     0.000   2293.730    328.371    0.0      315.5    0.0     0.0     0.0     315.5    269.5  4.3
001039  NE BLANCO UN 412     0.000     0.000   6356.607    965.227    0.0      927.4    0.0     0.0     0.0     927.4    789.6  4.3
001075  NE BLANCO UN 413R    0.000     0.000   1892.449    265.470    0.0      255.1    0.0     0.0     0.0     255.1    212.7  4.3
001013  NE BLANCO UN 414     0.000     0.000   4740.917    711.968    0.0      684.1    0.0     0.0     0.0     684.1    575.2  4.3
001001  NE BLANCO UN 415     0.000     0.000   1034.705    131.018    0.0      125.9    0.0     0.0     0.0     125.9    106.8  4.3
001085  NE BLANCO UN 416     0.000     0.000    585.818     60.656    0.0       58.3    0.0     0.0     0.0      58.3     48.5  4.3
001074  NE BLANCO UN 417     0.000     0.000   1696.593    234.769    0.0      225.6    0.0     0.0     0.0     225.6    200.0  4.3
001051  NE BLANCO UN 418     0.000     0.000   4065.165    606.043    0.0      582.3    0.0     0.0     0.0     582.3    497.9  4.3
001024  NE BLANCO UN 419     0.000     0.000   2884.048    420.902    0.0      404.4    0.0     0.0     0.0     404.4    337.5  4.3
001046  NE BLANCO UN 420     0.000     0.000      0.000      0.000    0.0        0.0    0.0     0.0     0.0       0.0      0.0  0.0
001005  NE BLANCO UN 421R    0.000     0.000   5024.271    756.384    0.0      726.8    0.0     0.0     0.0     726.8    624.0  4.3
001045  NE BLANCO UN 422     0.000     0.000   2139.335    304.169    0.0      292.3    0.0     0.0     0.0     292.3    249.2  4.3
001007  NE BLANCO UN 423R    0.000     0.000   2235.157    319.189    0.0      306.7    0.0     0.0     0.0     306.7    258.3  4.3
001018  NE BLANCO UN 424     0.000     0.000   6170.417    936.043    0.0      899.4    0.0     0.0     0.0     899.4    768.8  4.3
001009  NE BLANCO UN 425R    0.000     0.000   2217.950    316.492    0.0      304.1    0.0     0.0     0.0     304.1    252.7  4.3
001015  NE BLANCO UN 426     0.000     0.000   1247.445    164.365    0.0      157.9    0.0     0.0     0.0     157.9    134.4  4.3
001102  NE BLANCO UN 427R    0.000     0.000   2145.726    305.171    0.0      293.2    0.0     0.0     0.0     293.2    245.8  4.3


       ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
       REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                                   BASIC DATA
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                         SECTION 29 TAX CREDIT ONLY
                                                                                                         NORTHEAST BLANCO UNIT
                                                                                                         SAN JUAN BASIN, NM
                                              TOTAL PROVED DEVELOPED RESERVES

                               # OF                              WORKING          REVENUE       OIL/COND        GAS     8/8 OPERATNG
 PROP      FIELD, COUNTY      WELLS       GROSS ULTIMATE        INTEREST         INTEREST        $/BBL         $/MCF    EXPENSE M$/M
NUMBER       LEASE NAME     OIL  GAS  OIL/COND      GAS      START     END    START    END    START   END   STRT  END   START   END
------   -----------------  ---  ---  MB------   MMF------  -------   ------  ------  ------  -----  -----  ----  ----  -----  -----

                                                     N E W   M E X I C O

   BASIN FIELD, RIO ARRIBA COUNTY
001111   NE BLANCO CAP CSTS  0.   0.     0.000       0.000   18.620   18.620   0.000   0.000   0.00   0.00  0.99  0.99   0.0   0.0
001025   NE BLANCO UN 211    0.   1.     0.932      83.605   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3   0.0
001090   NE BLANCO UN 212    0.   1.     0.000       6.534   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3   0.0
001055   NE BLANCO UN 218    0.   1.     0.000      96.877   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3   0.0
001104   NE BLANCO UN 400    0.   1.     0.000      16.500   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3   0.0
001073   NE BLANCO UN 400R   0.   1.     0.000   10721.426   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001076   NE BLANCO UN 401    0.   1.     0.000    7741.733   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001002   NE BLANCO UN 402    0.   1.     0.000   10476.616   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001008   NE BLANCO UN 403R   0.   1.     0.000    6461.476   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001057   NE BLANCO UN 404R   0.   1.     0.000    8327.393   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001068   NE BLANCO UN 406    0.   1.     0.000    4031.201   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001044   NE BLANCO UN 407    0.   1.     0.000    5002.972   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001101   NE BLANCO UN 408    0.   1.     0.000    6919.472   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001069   NE BLANCO UN 409    0.   1.     0.000   16938.824   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001028   NE BLANCO UN 410    0.   1.     0.000    1694.588   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001029   NE BLANCO UN 411    0.   1.     0.000   13672.401   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001039   NE BLANCO UN 412    0.   1.     0.000   28668.226   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001075   NE BLANCO UN 413R   0.   1.     0.000    9295.764   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001013   NE BLANCO UN 414    0.   1.     0.000   18397.780   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001001   NE BLANCO UN 415    0.   1.     0.004    3322.943   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001085   NE BLANCO UN 416    0.   1.     0.000    2474.420   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001074   NE BLANCO UN 417    0.   1.     0.000    7675.318   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001051   NE BLANCO UN 418    0.   1.     0.000   17274.744   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001024   NE BLANCO UN 419    0.   1.     0.000   23757.100   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001046   NE BLANCO UN 420    0.   1.     0.000     175.328   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.00   5.3   0.0
001005   NE BLANCO UN 421R   0.   1.     0.000   23609.145   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001045   NE BLANCO UN 422    0.   1.     0.000    8531.475   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001007   NE BLANCO UN 423R   0.   1.     0.000   13224.519   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001018   NE BLANCO UN 424    0.   1.     0.000   27296.458   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001009   NE BLANCO UN 425R   0.   1.     0.000    9872.021   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001015   NE BLANCO UN 426    0.   1.     0.000    3616.551   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001102   NE BLANCO UN 427R   0.   1.     0.000    9725.778   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6


       ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
       REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                             RESERVES AND ECONOMICS
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                         SECTION 29 TAX CREDIT ONLY
                                                                                                         NORTHEAST BLANCO UNIT
                                                                                                         SAN JUAN BASIN, NM
                                                    TOTAL PROVED DEVELOPED RESERVES


 ACCT      FIELD, COUNTY     GROSS       NET      GROSS      NET      OIL      GAS    TOTAL  NET CAP  OPRTNG    NET    CUM P.W. LIFE
NUMBER       LEASE NAME     OIL/COND   OIL/COND    GAS       GAS    REVENUE  REVENUE  TAXES  INVSTMT  EXPNSE  REVENUE  10.000%  YRS
-------  ----------------  MB-------  MB------  MMF-----  MMF-----  M$-----  M$-----  M$---  M$-----  M$----  M$-----  M$------ ----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001041   NE BLANCO UN 428     0.000     0.000   2367.432   339.923    0.0     326.6     0.0     0.0     0.0    326.6    273.8   4.3
001038   NE BLANCO UN 429R    0.000     0.000   1368.137   183.284    0.0     176.1     0.0     0.0     0.0    176.1    148.1   4.3
001047   NE BLANCO UN 430     0.000     0.000    620.875    66.153    0.0      63.6     0.0     0.0     0.0     63.6     55.2   4.3
001022   NE BLANCO UN 431     0.000     0.000   1804.585   251.698    0.0     241.8     0.0     0.0     0.0    241.8    201.1   4.3
001034   NE BLANCO UN 432     0.000     0.000   3415.879   504.269    0.0     484.5     0.0     0.0     0.0    484.5    413.2   4.3
001004   NE BLANCO UN 433     0.000     0.000      0.000     0.000    0.0       0.0     0.0     0.0     0.0      0.0      0.0   0.0
001095   NE BLANCO UN 434     0.000     0.000   3446.535   509.073    0.0     489.1     0.0     0.0     0.0    489.1    416.4   4.3
001108   NE BLANCO UN 435     0.000     0.000    998.631   125.364    0.0     120.5     0.0     0.0     0.0    120.5    100.1   4.3
001106   NE BLANCO UN 436     0.000     0.000      0.000     0.000    0.0       0.0     0.0     0.0     0.0      0.0      0.0   0.0
001050   NE BLANCO UN 437     0.000     0.000   1125.448   145.242    0.0     139.6     0.0     0.0     0.0    139.6    116.0   4.3
001107   NE BLANCO UN 438R    0.000     0.000      0.000     0.000    0.0       0.0     0.0     0.0     0.0      0.0      0.0   0.0
001066   NE BLANCO UN 439     0.000     0.000   3381.055   498.809    0.0     479.3     0.0     0.0     0.0    479.3    400.4   4.3
001082   NE BLANCO UN 440     0.000     0.000   1159.952   150.651    0.0     144.8     0.0     0.0     0.0    144.8    121.0   4.3
001100   NE BLANCO UN 441R    0.000     0.000    814.378    96.482    0.0      92.7     0.0     0.0     0.0     92.7     79.9   4.3
001062   NE BLANCO UN 442     0.000     0.000   1299.214   172.481    0.0     165.7     0.0     0.0     0.0    165.7    140.2   4.3
001042   NE BLANCO UN 443     0.000     0.000    743.107    85.311    0.0      82.0     0.0     0.0     0.0     82.0     67.6   4.3
001059   NE BLANCO UN 444     0.000     0.000   6902.345  1050.771    0.0    1009.6     0.0     0.0     0.0   1009.6    847.9   4.3
001070   NE BLANCO UN 445     0.000     0.000   1802.359   251.350    0.0     241.5     0.0     0.0     0.0    241.5    204.5   4.3
001061   NE BLANCO UN 446     0.000     0.000    453.657    39.939    0.0      38.4     0.0     0.0     0.0     38.4     33.9   4.3
001086   NE BLANCO UN 447     0.000     0.000   3155.518   463.456    0.0     445.3     0.0     0.0     0.0    445.3    379.4   4.3
001093   NE BLANCO UN 448     0.000     0.000   1173.776   152.818    0.0     146.8     0.0     0.0     0.0    146.8    121.9   4.3
001067   NE BLANCO UN 449     0.000     0.000    960.222   119.344    0.0     114.7     0.0     0.0     0.0    114.7     95.4   4.3
001040   NE BLANCO UN 450     0.000     0.000    696.928    78.072    0.0      75.0     0.0     0.0     0.0     75.0     64.3   4.3
001084   NE BLANCO UN 451     0.000     0.000    825.674    98.252    0.0      94.4     0.0     0.0     0.0     94.4     78.0   4.3
001043   NE BLANCO UN 452     0.000     0.000    327.599    20.180    0.0      19.4     0.0     0.0     0.0     19.4     16.1   4.3
001032   NE BLANCO UN 453     0.000     0.000   1194.234   156.025    0.0     149.9     0.0     0.0     0.0    149.9    124.3   4.3
001078   NE BLANCO UN 454     0.000     0.000    760.037    87.965    0.0      84.5     0.0     0.0     0.0     84.5     73.3   4.3
001049   NE BLANCO UN 455     0.000     0.000   4866.600   731.667    0.0     703.0     0.0     0.0     0.0    703.0    598.8   4.3
001052   NE BLANCO UN 456     0.000     0.000    975.080   121.672    0.0     116.9     0.0     0.0     0.0    116.9     96.5   4.3
001056   NE BLANCO UN 457     0.000     0.000    891.186   108.523    0.0     104.3     0.0     0.0     0.0    104.3     86.1   4.3
001103   NE BLANCO UN 458     0.000     0.000    463.640    41.502    0.0      39.9     0.0     0.0     0.0     39.9     34.1   4.3
001027   NE BLANCO UN 459     0.000     0.000   3114.982   457.102    0.0     439.2     0.0     0.0     0.0    439.2    375.0   4.3


       ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
       REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                                   BASIC DATA
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                       SECTION 29 TAX CREDIT ONLY
                                                                                                       NORTHEAST BLANCO UNIT
                                                                                                       SAN JUAN BASIN, NM
                                                     TOTAL PROVED DEVELOPED RESERVES

                             # OF                            WORKING          REVENUE        OIL/COND        GAS     8/8 OPERATNG
 PROP      FIELD, COUNTY     WELLS     GROSS ULTIMATE        INTEREST         INTEREST        $/BBL         $/MCF    EXPENSE M$/M
NUMBER       LEASE NAME    OIL  GAS  OIL/COND     GAS     START     END    START    END    START   END   STRT   END  START   END
------   ----------------  ---  ---  MB------  MMF------  ------   ------  ------  ------  -----  -----  ----  ----  -----  -----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001041   NE BLANCO UN 428   0.   1.   0.000    7527.784   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001038   NE BLANCO UN 429R  0.   1.   0.000    4916.008   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001047   NE BLANCO UN 430   0.   1.   0.000    2347.892   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001022   NE BLANCO UN 431   0.   1.   0.000    9336.504   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001034   NE BLANCO UN 432   0.   1.   0.000   11267.657   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001004   NE BLANCO UN 433   0.   1.   0.000     315.822   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00    5.3   0.0
001095   NE BLANCO UN 434   0.   1.   0.000   10475.487   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001108   NE BLANCO UN 435   0.   1.   0.000    5281.228   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001106   NE BLANCO UN 436   0.   1.   0.000     263.337   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.00    5.3   0.0
001050   NE BLANCO UN 437   0.   1.   0.000    3284.712   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001107   NE BLANCO UN 438R  0.   1.   0.000     108.814   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.00    5.3   0.0
001066   NE BLANCO UN 439   0.   1.   0.000   15192.145   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001082   NE BLANCO UN 440   0.   1.   0.000    2716.223   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001100   NE BLANCO UN 441R  0.   1.   0.000    3784.832   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001062   NE BLANCO UN 442   0.   1.   0.000    3366.531   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001042   NE BLANCO UN 443   0.   1.   0.000    4039.778   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001059   NE BLANCO UN 444   0.   1.   0.000   22413.220   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001070   NE BLANCO UN 445   0.   1.   0.000    6664.729   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001061   NE BLANCO UN 446   0.   1.   0.000    1849.736   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001086   NE BLANCO UN 447   0.   1.   0.000   13563.579   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001093   NE BLANCO UN 448   0.   1.   0.000    5641.479   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001067   NE BLANCO UN 449   0.   1.   0.000    3930.321   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001040   NE BLANCO UN 450   0.   1.   0.000    3133.634   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001084   NE BLANCO UN 451   0.   1.   0.000    4823.604   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001043   NE BLANCO UN 452   0.   1.   0.000     722.413   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001032   NE BLANCO UN 453   0.   1.   0.000    5813.611   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001078   NE BLANCO UN 454   0.   1.   0.000    2463.521   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001049   NE BLANCO UN 455   0.   1.   0.000   21560.674   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001052   NE BLANCO UN 456   0.   1.   0.000    2899.364   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001056   NE BLANCO UN 457   0.   1.   0.000    5840.400   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001103   NE BLANCO UN 458   0.   1.   0.000     915.384   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6
001027   NE BLANCO UN 459   0.   1.   0.000   10017.352   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99    5.3   2.6


       ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
       REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                             RESERVES AND ECONOMICS
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                        SECTION 29 TAX CREDIT ONLY
                                                                                                        NORTHEAST BLANCO UNIT
                                                                                                        SAN JUAN BASIN, NM
                                                     TOTAL PROVED DEVELOPED RESERVES


 ACCT      FIELD, COUNTY     GROSS      NET     GROSS       NET      OIL      GAS    TOTAL  NET CAP  OPRTNG    NET   CUM P.W. LIFE
NUMBER       LEASE NAME    OIL/COND  OIL/COND    GAS        GAS    REVENUE  REVENUE  TAXES  INVSTMT  EXPNSE  REVENUE 10.000%  YRS
-------  ----------------  MB------  MB------  MMF-----   MMF----  M$-----  M$-----  M$---  M$-----  M$----  M$----- M$-----  ----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001083   NE BLANCO UN 460    0.000     0.000   2726.741   396.245    0.0     380.7    0.0     0.0     0.0    380.7    321.6   4.3
001021   NE BLANCO UN 461    0.000     0.000   1056.594   134.450    0.0     129.2    0.0     0.0     0.0    129.2    107.0   4.3
001054   NE BLANCO UN 462    0.000     0.000   5322.918   803.196    0.0     771.8    0.0     0.0     0.0    771.8    663.7   4.3
001023   NE BLANCO UN 463    0.000     0.000   2144.627   305.000    0.0     293.1    0.0     0.0     0.0    293.1    247.0   4.3
001011   NE BLANCO UN 464    0.000     0.000    587.914    60.983    0.0      58.6    0.0     0.0     0.0     58.6     48.3   4.3
001081   NE BLANCO UN 465    0.000     0.000   2602.052   376.700    0.0     362.0    0.0     0.0     0.0    362.0    305.5   4.3
001058   NE BLANCO UN 466    0.000     0.000   1940.712   273.036    0.0     262.3    0.0     0.0     0.0    262.3    229.8   4.3
001036   NE BLANCO UN 467    0.000     0.000    862.417   104.013    0.0      99.9    0.0     0.0     0.0     99.9     83.3   4.3
001094   NE BLANCO UN 468    0.000     0.000   1800.841   251.111    0.0     241.3    0.0     0.0     0.0    241.3    200.2   4.3
001088   NE BLANCO UN 469    0.000     0.000   4758.310   714.694    0.0     686.7    0.0     0.0     0.0    686.7    580.3   4.3
001010   NE BLANCO UN 470    0.000     0.000     55.866     1.659    0.0       1.6    0.0     0.0     0.0      1.6      1.6   1.2
001099   NE BLANCO UN 471    0.000     0.000    628.430    67.334    0.0      64.7    0.0     0.0     0.0     64.7     55.3   4.3
001092   NE BLANCO UN 472    0.000     0.000    726.031    82.635    0.0      79.4    0.0     0.0     0.0     79.4     66.0   4.3
001053   NE BLANCO UN 473    0.000     0.000   4932.507   741.999    0.0     713.0    0.0     0.0     0.0    713.0    602.5   4.3
001087   NE BLANCO UN 474    0.000     0.000    455.314    40.199    0.0      38.6    0.0     0.0     0.0     38.6     32.7   4.3
001098   NE BLANCO UN 475    0.000     0.000   1072.015   136.867    0.0     131.5    0.0     0.0     0.0    131.5    109.1   4.3
001063   NE BLANCO UN 476    0.000     0.000   3876.189   576.421    0.0     553.9    0.0     0.0     0.0    553.9    461.6   4.3
001020   NE BLANCO UN 477    0.000     0.000      0.000     0.000    0.0       0.0    0.0     0.0     0.0      0.0      0.0   0.0
001031   NE BLANCO UN 478    0.000     0.000   1713.803   237.467    0.0     228.2    0.0     0.0     0.0    228.2    196.0   4.3
003002   NE BLANCO UN 479R   0.000     0.000   2044.759   289.345    0.0     278.0    0.0     0.0     0.0    278.0    231.5   4.3
001096   NE BLANCO UN 480    0.000     0.000   2260.555   323.170    0.0     310.5    0.0     0.0     0.0    310.5    257.7   4.3
001012   NE BLANCO UN 481    0.000     0.000   1958.750   275.863    0.0     265.1    0.0     0.0     0.0    265.1    225.5   4.3
001079   NE BLANCO UN 482    0.000     0.000   2796.901   407.242    0.0     391.3    0.0     0.0     0.0    391.3    328.1   4.3
001026   NE BLANCO UN 483    0.000     0.000   3010.000   440.647    0.0     423.4    0.0     0.0     0.0    423.4    357.8   4.3
001105   NE BLANCO UN 484    0.000     0.000    249.045    12.182    0.0      11.7    0.0     0.0     0.0     11.7     10.3   3.6
001030   NE BLANCO UN 485    0.000     0.000   6194.198   939.770    0.0     903.0    0.0     0.0     0.0    903.0    767.2   4.3
001035   NE BLANCO UN 486    0.000     0.000   1648.880   227.290    0.0     218.4    0.0     0.0     0.0    218.4    182.9   4.3
001065   NE BLANCO UN 487    0.000     0.000   3875.020   576.238    0.0     553.7    0.0     0.0     0.0    553.7    463.9   4.3
001014   NE BLANCO UN 488    0.000     0.000   6787.723  1032.805    0.0     992.4    0.0     0.0     0.0    992.4    825.6   4.3
001071   NE BLANCO UN 489    0.000     0.000      0.000     0.000    0.0       0.0    0.0     0.0     0.0      0.0      0.0   0.0
001064   NE BLANCO UN 490    0.000     0.000   3522.249   520.941    0.0     500.6    0.0     0.0     0.0    500.6    421.8   4.3
001080   NE BLANCO UN 491    0.000     0.000    112.224     2.725    0.0       2.6    0.0     0.0     0.0      2.6      2.5   1.5


       ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
       REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                                   BASIC DATA
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                        SECTION 29 TAX CREDIT ONLY
                                                                                                        NORTHEAST BLANCO UNIT
                                                                                                        SAN JUAN BASIN, NM
                                                     TOTAL PROVED DEVELOPED RESERVES

                              # OF                             WORKING         REVENUE         OIL/COND       GAS     8/8 OPERATNG
 PROP      FIELD, COUNTY     WELLS       GROSS ULTIMATE        INTEREST        INTEREST         $/BBL        $/MCF    EXPENSE M$/M
NUMBER       LEASE NAME     OIL  GAS  OIL/COND     GAS      START     END    START    END    START   END   STRT  END   START   END
------   -----------------  ---  ---  MB------  MMF------   ------   ------  ------  ------  -----  -----  ----  ----  -----  -----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001083   NE BLANCO UN 460    0.   1.    0.000    6271.660   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001021   NE BLANCO UN 461    0.   1.    0.000    3069.402   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001054   NE BLANCO UN 462    0.   1.    0.000   12549.899   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001023   NE BLANCO UN 463    0.   1.    0.000    7250.775   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001011   NE BLANCO UN 464    0.   1.    0.000    1547.446   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001081   NE BLANCO UN 465    0.   1.    0.000   14072.090   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001058   NE BLANCO UN 466    0.   1.    0.000    8701.077   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001036   NE BLANCO UN 467    0.   1.    0.000    3515.347   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001094   NE BLANCO UN 468    0.   1.    0.000    8136.060   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001088   NE BLANCO UN 469    0.   1.    0.000   18115.989   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001010   NE BLANCO UN 470    0.   1.    0.000     343.505   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   2.5   2.6
001099   NE BLANCO UN 471    0.   1.    0.000    6388.550   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001092   NE BLANCO UN 472    0.   1.    0.000   10485.126   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001053   NE BLANCO UN 473    0.   1.    0.000   18263.472   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001087   NE BLANCO UN 474    0.   1.    0.000    2529.881   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001098   NE BLANCO UN 475    0.   1.    0.000    4694.220   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001063   NE BLANCO UN 476    0.   1.    0.000   15563.128   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001020   NE BLANCO UN 477    0.   1.    0.000       0.075   19.600   19.600  16.500  16.500   0.00   0.00  0.00  0.00   5.3   0.0
001031   NE BLANCO UN 478    0.   1.    0.000    8824.450   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
003002   NE BLANCO UN 479R   0.   1.    0.000    5952.093   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001096   NE BLANCO UN 480    0.   1.    0.000    7580.183   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001012   NE BLANCO UN 481    0.   1.    0.000    7597.148   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001079   NE BLANCO UN 482    0.   1.    0.000   10059.024   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001026   NE BLANCO UN 483    0.   1.    0.000    7979.767   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001105   NE BLANCO UN 484    0.   1.    0.000    1073.750   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001030   NE BLANCO UN 485    0.   1.    0.000   26330.384   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001035   NE BLANCO UN 486    0.   1.    0.000    3997.586   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001065   NE BLANCO UN 487    0.   1.    0.000   15109.948   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001014   NE BLANCO UN 488    0.   1.    0.000   24605.831   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001071   NE BLANCO UN 489    0.   1.    0.000      74.905   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.00   5.3   0.0
001064   NE BLANCO UN 490    0.   1.    0.000    7614.629   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6
001080   NE BLANCO UN 491    0.   1.    0.000     674.073   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3   2.6


       ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
       REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                             RESERVES AND ECONOMICS
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                          SECTION 29 TAX CREDIT ONLY
                                                                                                          NORTHEAST BLANCO UNIT
                                                                                                          SAN JUAN BASIN, NM
                                                    TOTAL PROVED DEVELOPED RESERVES


 ACCT     FIELD, COUNTY    GROSS      NET       GROSS        NET      OIL      GAS    TOTAL  NET CAP  OPRTNG    NET    CUM P.W. LIFE
NUMBER      LEASE NAME    OIL/COND  OIL/COND     GAS         GAS    REVENUE  REVENUE  TAXES  INVSTMT  EXPNSE  REVENUE  10.000%  YRS
------  ----------------- MB------  MB------  MMF------   MMF-----  M$-----  M$-----  M$---  M$-----  M$----  M$-----  M$------ ----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001097  NE BLANCO UN  492  0.000      0.000    1619.483    222.681    0.0     214.0    0.0     0.0     0.0     214.0     180.3  4.3
001019  NE BLANCO UN  493  0.000      0.000     777.357     90.680    0.0      87.1    0.0     0.0     0.0      87.1      72.0  4.3
001017  NE BLANCO UN  494  0.000      0.000     299.850     15.831    0.0      15.2    0.0     0.0     0.0      15.2      12.8  4.3
001089  NE BLANCO UN  495  0.000      0.000     806.905     95.311    0.0      91.6    0.0     0.0     0.0      91.6      75.7  4.3
001077  NE BLANCO UN  496  0.000      0.000    2461.613    354.688    0.0     340.8    0.0     0.0     0.0     340.8     287.0  4.3
001048  NE BLANCO UN  497  0.000      0.000     902.613    110.314    0.0     106.0    0.0     0.0     0.0     106.0      89.4  4.3
001072  NE BLANCO UN  498  0.000      0.000    2195.471    312.969    0.0     300.7    0.0     0.0     0.0     300.7     253.7  4.3
001003  NE BLANCO UN  499  0.000      0.000     504.549     47.917    0.0      46.0    0.0     0.0     0.0      46.0      39.2  4.3
003001  NE BLANCO UN  500  0.000      0.000       0.000      0.000    0.0       0.0    0.0     0.0     0.0       0.0       0.0  0.0
001091  NE BLANCO UN  504  0.000      0.000     856.743    103.123    0.0      99.1    0.0     0.0     0.0      99.1      82.0  4.3
001016  NE BLANCO UN  505  0.000      0.000     961.613    119.561    0.0     114.9    0.0     0.0     0.0     114.9      94.9  4.3
002001  SAN JUAN 30-6 467  0.000      0.000    2145.215    106.758    0.0     102.6    0.0     0.0     0.0     102.6      87.0  4.3
           FIELD TOTAL     0.000      0.000  200543.543  26758.942    0.0   25711.6    0.0     0.0     0.0   25711.6   21587.6

       TOTAL ALL LEASES    0.000      0.000  200543.543  26758.942    0.0   25711.6    0.0     0.0     0.0   25711.6   21587.6
         IN THIS SUMMARY

       ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
       REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS

[NSAI LOGO]  [NETHERLAND, SEWELL & ASSOCIATES, INC.]


                                   BASIC DATA
                                      AS OF
                                     8-31-98

BURLINGTON RESOURCES COAL SEAM GAS ROYALTY TRUST                                                       SECTION 29 TAX CREDIT ONLY
                                                                                                       NORTHEAST BLANCO UNIT
                                                                                                       SAN JUAN BASIN, NM
                                                   TOTAL PROVED DEVELOPED RESERVES

                            # OF                              WORKING         REVENUE        OIL/COND       GAS      8/8 OPERATNG
 PROP    FIELD, COUNTY     WELLS       GROSS ULTIMATE        INTEREST        INTEREST         $/BBL        $/MCF     EXPENSE M$/M
NUMBER     LEASE NAME     OIL  GAS  OIL/COND     GAS       START     END   START    END    START   END   STRT  END   START   END
------  ----------------  ---  ---  MB------  MMF------   ------   ------  ------  ------  -----  -----  ----  ----  -----  -----

                                                     N E W   M E X I C O  ( C O N T D )

   BASIN FIELD, SAN JUAN COUNTY (CONTD)
001097  NE BLANCO UN 492   0.    1.   0.000    4639.401   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
001019  NE BLANCO UN 493   0.    1.   0.000    2399.314   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
001017  NE BLANCO UN 494   0.    1.   0.000    1346.380   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
001089  NE BLANCO UN 495   0.    1.   0.000    2082.468   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
001077  NE BLANCO UN 496   0.    1.   0.000    5776.578   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
001048  NE BLANCO UN 497   0.    1.   0.000    1944.844   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
001072  NE BLANCO UN 498   0.    1.   0.000    5650.171   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
001003  NE BLANCO UN 499   0.    1.   0.000     846.374   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
003001  NE BLANCO UN 500   0.    1.   0.000     154.586   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.00   5.3    0.0
001091  NE BLANCO UN 504   0.    1.   0.000    4335.441   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
001016  NE BLANCO UN 505   0.    1.   0.000    3177.800   19.600   19.600  16.500  16.500   0.00   0.00  0.99  0.99   5.3    2.6
002001  SAN JUAN 30-6 467  0.    1.   0.000    6837.844    6.860    6.860   5.775   5.775   0.00   0.00  0.99  0.99   5.3    2.6
          FIELD TOTAL      0.  107.   0.936  803749.637

       TOTAL ALL LEASES    0.  107.   0.936  803749.637
         IN THIS SUMMARY


       ALL ESTIMATES HEREIN ARE PART OF THE NETHERLAND, SEWELL
       REPORT AND ARE SUBJECT TO ITS PARAMETERS AND CONDITIONS.                         BASED ON CONSTANT PRICES AND COSTS